                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:
[X] Preliminary proxy statement               [ ] Confidential, for use of the
[ ] Definitive proxy statement                    Commission only (as permitted
[ ] Definitive additional materials               by Rule 14a-6(e)(2))
[ ] Soliciting material under Rule 14a-12

                             KENAN TRANSPORT COMPANY
                             -----------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[ ]      No fee required.

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
                      Common stock, no par value

         2) Aggregate number of securities to which transaction applies:
                      2,420,662 shares of common stock, no par value, of Kenan Transport Company and 398,200 options to acquire such shares.

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
                      $35 per share cash merger consideration

         4) Proposed maximum aggregate value of transaction:

                      $86,993,645, based on 2,420,662 shares outstanding as of March 1, 2001 and payment of $2,270,475 for in-the-money unexercised options to purchase common stock, no par value, of Kenan Transport Company.

         5) Total fee paid:
                      $17,399

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                               [Kenan Letterhead]

                                                                  April __, 2001

To Our Shareholders:

         On behalf of the Board of Directors of Kenan Transport Company, I cordially invite you to attend a special meeting of shareholders of Kenan Transport Company to be held on ________, April __, 2001, at ______ [a.m./p.m.], local time, at The Kenan Center, Bowles Drive, Chapel Hill, North Carolina. The Kenan Center is adjacent to the Dean Smith Student Activities Center. The purpose of the meeting is to consider a merger that, if approved and subsequently completed, will result in our shareholders receiving $35 in cash per share.

         The merger will be accomplished pursuant to a merger agreement that we negotiated with Advantage Management Holdings Corp., a tank truck carrier headquartered in Canton, Ohio. Following the merger, Kenan and Advantage will be owned by a privately-held company called The Kenan Advantage Group, Inc. The accompanying proxy statement describes the proposed merger, and you should read it carefully.

         Our board of directors believes that the merger is fair to and in the best interests of our shareholders, and recommends that you approve the merger. We have also received the opinion of our financial advisor, First Union Securities, Inc., that the merger price of $35 per share is fair from a financial point of view to our shareholders. First Union's written opinion is attached as Appendix B to the accompanying proxy statement. You should read it carefully.

         Our two largest shareholders, which are trusts for the benefit of the family members of the company's deceased founder, Frank H. Kenan, have agreed to vote their shares in favor of the merger. In addition, all directors and executive officers who own Kenan shares have agreed to vote their shares in favor of the merger. Collectively, these shareholders own almost 58% of our outstanding shares, and their vote in favor of the merger will ensure that it is approved by our shareholders.

         We hope you will attend the meeting. However, whether or not you plan to attend, it is important to us for your shares to be represented at the special meeting. A failure to vote will effectively count as a vote against the merger. Accordingly, please promptly complete, sign and date the enclosed proxy card and return it to us in the enclosed envelope.



     LEE P. SHAFFER                                       THOMAS S. KENAN, III
     President and Chief Executive Officer                Chairman of the Board

                             KENAN TRANSPORT COMPANY

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To be held on April __, 2001


To the Shareholders of Kenan Transport Company:

         Notice is hereby given that a special meeting of shareholders of Kenan Transport Company will be held on April __, 2001 at _____ [a.m./p.m.], local time, at The Kenan Center, Bowles Drive (adjacent to the Dean Smith Student Activities Center), Chapel Hill, North Carolina, for the following purposes:

         - To consider and vote on a proposal to adopt and approve the plan of merger attached as Exhibit B to the Agreement and Plan of Merger, dated as of January 25, 2001, among Advantage Management Holdings Corp., KTC/AMG Holdings Corp., Kenan Transport Company and KTC Acquisition Corp. In the merger, each Kenan shareholder (other than KTC/AMG Holdings Corp. and KTC Acquisition Corp.) will be entitled to receive $35 in cash for each outstanding share of Kenan Transport Company. A copy of the merger agreement is attached to the accompanying proxy statement as Appendix A and is described in the accompanying proxy statement.

         - To consider and act upon such other matters as may properly come before the special meeting or any adjournment or adjournments thereof.

         The board of directors has determined that only holders of Kenan shares of record at the close of business on ____________, 2001 will be entitled to notice of, and to vote at, the special meeting, including any adjournment.

                                         By order of the board of directors:



                                         WILLIAM L. BOONE
                                         Vice President -- Finance, Secretary
                                         and Treasurer

April __, 2001

         YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE AND DATE YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. PLEASE DO NOT SEND ANY OF YOUR STOCK CERTIFICATES AT THIS TIME. IF THE MERGER IS COMPLETED, WE WILL SEND YOU INSTRUCTIONS ABOUT HOW TO EXCHANGE YOUR STOCK CERTIFICATES FOR THE MERGER CONSIDERATION.

                              QUESTIONS AND ANSWERS
                                ABOUT THE MERGER
                              (SUMMARY TERM SHEET)

         The following question-and-answer summary addresses significant aspects of the proposed merger. This summary does not contain all the information that you should consider before voting on the proposed merger. You should read the entire proxy statement and all of its appendices before voting on the proposed merger.

Q:       WHO IS MERGING WITH KENAN?

A: We negotiated the merger agreement with Advantage Management Holdings Corp., a tank truck carrier headquartered in Canton, Ohio. KTC/AMG Holdings Corp. and KTC Acquisition Corp. were formed in connection with the merger agreement. In the merger, KTC Acquisition Corp. will merge with and into Kenan, and Kenan will be the surviving corporation.

         Prior to the merger, Advantage Management Holdings Corp. will become a subsidiary of KTC/AMG Holdings Corp., and the equity owners of Advantage will become the principal equity owners of KTC/AMG Holdings Corp. Following the merger, KTC/AMG Holdings Corp. will change its name to The Kenan Advantage Group, Inc. and will own 100% of Kenan and Advantage.

         For more information about the merger, please refer to "The Merger Agreement - The Merger Transaction" and " - Operation of Kenan After the Merger" on pages __ - __ of this proxy statement.

Q:       WHAT WILL I RECEIVE IN THE MERGER?

A: You will be entitled to receive $35 in cash, without interest, for each Kenan share that you own. For example, if you own 100 Kenan shares, you will be entitled to receive $3,500 in cash. Kenan has received the opinion of its financial advisor, First Union Securities, Inc., that the consideration to be received by you is fair from a financial point of view. For additional information about the analysis performed by First Union in connection with its opinion, please refer to "The Merger
         - Opinion of Kenan's Financial Advisor" on pages ___ - ___ of this proxy statement.

Q:       WHAT AM I BEING ASKED TO VOTE UPON?

A: You are being asked to approve the plan of merger attached as Exhibit B to the merger agreement, which is included as Appendix A to this proxy statement. The merger will be accomplished under the terms of the plan of merger. Please refer to "The Special Meeting - Required Vote; Voting Procedures" on page ___ of this proxy statement.

Q:       WHY ARE WE MERGING?

A: Our two largest shareholders are trusts for the benefit of the family members of our deceased founder, Frank H. Kenan. Collectively, these trusts own about 45% of our outstanding shares. Following Mr. Kenan's death in 1996, the trusts advised our board of directors that they would be interested in selling their Kenan shares in a transaction that was fair to all of our shareholders. In the latter part of 1996, we formed a special committee of the board of directors to consider the sale of the company. Shortly thereafter, we were presented with the opportunity to expand our operations through the acquisition of Transport South, Inc. and Petro-Chemical Transport, Inc. Following these acquisitions, we decided to suspend any further consideration of a sale of the company until we had successfully integrated the operations of Transport South, Inc. and Petro-Chemical Transport, Inc.

         In the summer of 1999, our special committee again began to consider the possible sale of the company. Since that time, we have had discussions with a number of potential buyers, none of whom was willing to acquire 100% of the company at a price greater than $35 per share. As part of that process, we also considered the risks and uncertainties of remaining independent, and the financial implications to our shareholders of doing so. Ultimately, the special committee and our board of directors concluded that the merger agreement with Advantage is in the best interest of all our shareholders. For more information about the background of the merger, you should refer to "The Merger - Background of the Merger" and " - Recommendation of, and Factors Considered by, the Special Committee and Board of Directors" on pages ___ - ___ of this proxy statement.

Q:       HAS THE SPECIAL COMMITTEE AND BOARD OF DIRECTORS RECOMMENDED THE
         MERGER?

A: Yes. The special committee determined that the merger agreement is fair and in your best interest, and recommended that the board of directors of Kenan approve the merger agreement. The board of directors also determined that the merger agreement is fair and in your best interest, and recommends that you approve the plan of merger.

         For more information about the events leading up to Kenan's execution of the merger agreement, you should refer to "The Merger - Background of the Merger" and " - Recommendation of, and Factors Considered by, the Special Committee and Board of Directors" on pages __- __ of this proxy statement.

Q: WHY DID THE SPECIAL COMMITTEE AND THE BOARD OF DIRECTORS DETERMINE THAT THE MERGER IS FAIR AND IN MY BEST INTEREST?

A: In determining that the merger agreement is fair and in your best interest, the special committee and board of directors considered several factors, including:

         - the price to be paid in the merger, which represents a 32% premium over the last sale price of Kenan shares on January 25, 2001, the day before the merger was announced;

         - First Union's analysis and opinion that the merger price is fair from a financial point of view to Kenan shareholders;

         - the process by which First Union solicited potential buyers for the company, and discussions between Kenan and the parties who expressed an interest in acquiring the company, none of whom ultimately was willing to proceed with a transaction at a price in excess of $35 per share;

         - the risks associated with remaining independent, including the effect of increased fuel and wage costs on the trucking industry, and the possible financial implications to shareholders of remaining independent;

         - the fact that the Kenan family trusts and all directors and executive officers who own Kenan shares agreed to vote their shares in favor of the merger; and

         -        the interests of Kenan's executive officers in the merger.

         To review the background and reasons for the merger and the factors considered by the special committee and the board of directors in approving and recommending the merger, you should refer to "The Merger
         - Background of the Merger" and " - Recommendation of, and Factors Considered by, the Special Committee and Board of Directors" on pages ___ - ___of this proxy statement.

Q: IF THE MERGER IS COMPLETED, WHEN CAN I EXPECT TO RECEIVE THE MERGER CONSIDERATION FOR MY SHARES?

A: Prior to the completion of the merger, Advantage will select a bank or trust company to act as the payment agent in connection with the merger. Promptly after the effective time of the merger, the payment agent will send you detailed instructions regarding the surrender of your stock certificates. YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES TO KENAN OR ANYONE ELSE UNTIL YOU RECEIVE THESE INSTRUCTIONS. The payment agent will pay the merger consideration to you as promptly as practicable following its receipt of your stock certificates and other required documents. For more information regarding the procedures for delivery of your certificates and receipt of the merger consideration, please refer to "The Merger Agreement - Payment of the Merger Consideration" on pages ___ - ___of this proxy statement.

Q:       WHEN WILL THE MERGER TO BE COMPLETED?

A: Assuming the merger is approved by our shareholders, we expect to complete the merger as soon as practicable after the special meeting.

Q:       WHAT VOTE IS REQUIRED TO APPROVE THE MERGER?

A: Under North Carolina law, the affirmative vote of holders of a majority of the outstanding shares of Kenan is required to approve the plan of merger. Kenan's two largest shareholders, which are trusts for the benefit of the family members of the company's deceased founder, Frank
         H. Kenan, and all directors and executive officers of Kenan who own Kenan shares have agreed to vote their Kenan shares in favor of the merger. Collectively, these shareholders own almost 58% of Kenan's outstanding shares. Accordingly, their vote in favor of the merger will ensure that it is approved by the shareholders of Kenan. For more information about the vote required and share ownership of these shareholders, please refer to "The Special Meeting - Required Vote; Voting Procedures" and "Additional Information
         - Stock Ownership" on pages __ and __, respectively, of this proxy statement.

Q:       WHO CAN VOTE ON THE MERGER?

A: All shareholders of record as of the close of business on April __, 2001 will be entitled to notice of, and to vote at, the special meeting. Please refer to "The Special Meeting - Record Date and Quorum Requirement" on pages ___ - ___ of this proxy statement.

Q:       WHAT RIGHTS DO I HAVE IF I OPPOSE THE MERGER?

A: If you oppose the merger, you may vote against it at the special meeting. You do not have any statutory rights of dissent and appraisal. Accordingly, if the merger is approved by the shareholders and completed, you will have to accept the $35 per share merger payment for your shares even if you believe the amount is insufficient. For more information, please refer to "The Special Meeting - Rights of Objecting Shareholders" on pages ___ - ___ of this proxy statement.

Q:       WHAT ARE THE TAX CONSEQUENCES OF THE MERGER TO ME?

A: The receipt of the merger consideration by you will be a taxable transaction for federal income tax purposes. To review the tax consequences to you in greater detail, please refer to "The Merger - Federal Income Tax Consequences" on pages ___ - ___ of this proxy statement. Your tax consequences will depend on your personal situation. You should consult with your tax advisors for a full understanding of the tax consequences of the merger to you.

Q:       HOW DO I CAST MY VOTE?

A: Just indicate on your proxy card how you want to vote, and sign and mail it to us in the enclosed envelope as soon as possible. A failure to vote or a vote to "ABSTAIN," as permitted on the proxy card, will have the same effect as a vote "AGAINST" the merger. The special meeting will take place on ___________, April __, 2001, at _____ [a.m./p.m.], local time, at The Kenan Center, Bowles Drive, Chapel Hill, North Carolina. The Kenan Center is adjacent to the Dean Smith Student Activities Center. You may also attend the special meeting and vote your shares in person, rather than voting by proxy. Please refer to "The Special Meeting - Time, Place and Date; Proxy Solicitation" and " - Required Vote; Voting Procedures" on pages ___ and ___ of this proxy statement.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your shares on the proposed merger only if you provide instructions on how to vote. You should instruct your broker how to vote your shares, following the directions your broker provides to you for doing so. If you do not provide instructions to your broker, your shares will not be voted, which will have the effect of votes cast "AGAINST" the merger. For additional information about the procedures for dealing with your broker if your shares are held in "street name," please refer to "The Special Meeting - Required Vote; Voting Procedures" on page __ of this proxy statement.

Q:       MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You may revoke your proxy at any time before the vote is taken at the special meeting by:

         - submitting to the secretary of Kenan a written instrument revoking the proxy;

         -        submitting a duly executed proxy bearing a later date; or

         -        voting in person at the special meeting.

         Any of these actions will have the automatic effect of revoking any prior proxy that you have sent in. For more information about revoking your proxy, please refer to "The Special Meeting - Voting and Revocation of Proxies" on page __ of this proxy statement.

Q:       WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any additional questions about the special meeting, you may call William L. Boone, Vice President - Finance, Secretary and Treasurer of Kenan, at (919) 929-4740 (Ext. 217), or write to him at:

                           William L. Boone
                           Vice President - Finance, Secretary and Treasurer Kenan Transport Company
                           University Square - West
                           143 W. Franklin Street
                           Chapel Hill, North Carolina  27516

                                TABLE OF CONTENTS
                                                                                                               Page




THE SPECIAL MEETING.........................................................................................       1
         Time, Place and Date; Proxy Solicitation...........................................................       1
         Record Date and Quorum Requirement.................................................................       1
         Required Vote; Voting Procedures...................................................................       2
         Voting and Revocation of Proxies...................................................................       2
         Rights of Objecting Shareholders...................................................................       3
         Other Matters to Be Considered at the Special Meeting..............................................       3
THE MERGER..................................................................................................       3
         Background of the Merger...........................................................................       3
         Recommendation of, and Factors Considered by, the Special Committee and Board of Directors.........       9
         Opinion of Kenan's Financial Advisor...............................................................      11
         Interests of Management in the Merger..............................................................      17
         Accounting Treatment...............................................................................      20
         Federal Income Tax Consequences....................................................................      21
         Regulatory Approvals...............................................................................      21
THE MERGER AGREEMENT........................................................................................      22
         The Merger Transaction.............................................................................      22
         Operation of Kenan After the Merger................................................................      23
         Conversion of Securities...........................................................................      23
         Payment of the Merger Consideration................................................................      23
         Payment of Kenan Stock Options.....................................................................      24
         Transfer of Shares After the Merger................................................................      24
         Conditions.........................................................................................      25
         Representations and Warranties.....................................................................      26
         Covenants..........................................................................................      28
         Agreement Not to Solicit Other Acquisition Proposals...............................................      30
         Expenses...........................................................................................      31
         Termination of the Merger Agreement................................................................      32
         Termination Fee....................................................................................      33
         Amendment and Waiver...............................................................................      34
         Joint and Several Liability........................................................................      34
         Voting Agreements..................................................................................      34
ADDITIONAL INFORMATION......................................................................................      35
         Information About Kenan............................................................................      35
         Information About Advantage........................................................................      35
         Stock Ownership....................................................................................      35
         Shareholder Proposals..............................................................................      37
         Forward-Looking Information........................................................................      38

Appendices

Appendix A      - Agreement and Plan of Merger
Appendix B      - Opinion of First Union Securities, Inc.

                             KENAN TRANSPORT COMPANY
                            UNIVERSITY SQUARE - WEST
                             143 W. FRANKLIN STREET
                        CHAPEL HILL, NORTH CAROLINA 27516

                        ---------------------------------

                                 PROXY STATEMENT
                        ---------------------------------

                       SPECIAL MEETING OF THE SHAREHOLDERS
                         (TO BE HELD ON APRIL __, 2001)
                        ---------------------------------


         We are providing this proxy statement and accompanying proxy card to our shareholders in connection with the solicitation by our board of directors of proxies to be used at the special meeting of shareholders. The meeting will be held on ____________, April __, 2001, at _____ [a.m./p.m.], local time, at
The Kenan Center, Bowles Drive, Chapel Hill, North Carolina. The Kenan Center is adjacent to the Dean Smith Student Activities Center. At the meeting, shareholders of Kenan will consider and vote upon a merger that, if approved and subsequently completed, will result in our shareholders receiving $35 in cash per share. We will begin mailing these materials to our shareholders on or about April __, 2001.


                               THE SPECIAL MEETING


TIME, PLACE AND DATE; PROXY SOLICITATION

         The special meeting will be held on _________, April __, 2001, at ________ [a.m./p.m.], local time, at The Kenan Center, Bowles Drive, Chapel Hill, North Carolina. The Kenan Center is adjacent to the Dean Smith Student Activities Center. We will pay all expenses incurred in connection with this solicitation. Our officers, directors and regular employees may solicit proxies by telephone or personal call, but they will receive no additional compensation for doing so. We have requested brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to request authority for the execution of the accompanying proxy card. We will reimburse these brokers and nominees for their reasonable out-of-pocket expenses for doing so.

RECORD DATE AND QUORUM REQUIREMENT

         Our common shares, no par value, are our only outstanding voting securities. The board of directors has fixed the close of business on April __, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the special meeting, including at any adjournment. Each holder of record of common shares at the close of business on the record date is entitled to one vote for each share held. At the close of business on the record date, we had 2,420,662 shares issued and outstanding held by ___ holders of record.

         To conduct any business at the special meeting, holders of a majority of the outstanding shares must be present in person or represented by proxy at the beginning of the meeting. Proxies marked as abstentions are counted as shares represented by proxy at the special meeting for purposes of this quorum requirement.

REQUIRED VOTE; VOTING PROCEDURES

         At the special meeting, shareholders of Kenan will be asked to vote on the plan of merger, which is attached as Exhibit B to the merger agreement. Approval of the plan of merger will require the affirmative vote of the holders of a majority of the outstanding Kenan shares entitled to vote at the special meeting. A failure to vote or a vote to abstain will have the same legal effect as a vote cast against the plan of merger.

         Our two largest shareholders, which are trusts for the benefit of the family members of our deceased founder, Frank H. Kenan, have agreed to vote their Kenan shares in favor of the plan of merger. In addition, all directors and executive officers who own Kenan shares have agreed to vote their shares in favor of the plan of merger. Collectively, these shareholders own almost 58% of our outstanding shares. Accordingly, their vote in favor of the plan of merger will ensure that it is approved by our shareholders.

         If you hold your shares through a broker, your broker will vote your shares, with regard to the merger proposal, only if you provide instructions on how to vote. You should instruct your broker how to vote your shares, following the directions your broker provides to you for doing so. If you do not provide instructions to your broker, your shares will not be voted, which will have the effect of votes "AGAINST" the plan of merger.

VOTING AND REVOCATION OF PROXIES

         A shareholder giving a proxy has the power to revoke it at any time before the vote is taken at the special meeting by:

         - submitting to the secretary of Kenan a written instrument revoking the proxy;

         -        submitting a duly executed proxy bearing a later date; or

         -        voting in person at the special meeting.

         Subject to revocation, all shares represented by each properly executed proxy card received by Kenan will be voted in accordance with the instructions indicated on the proxy card. If no instructions are indicated, the shares will be voted to approve the merger and on any other matter considered at the meeting as the persons named on the enclosed proxy card in their discretion decide.

RIGHTS OF OBJECTING SHAREHOLDERS

         If you oppose the merger, you may vote against it at the special meeting. However, if holders of a majority of Kenan's outstanding shares vote to approve the merger, it will be completed and your shares will be converted into the right to receive the $35 per share cash merger consideration. The two largest shareholders of Kenan, which are trusts for the benefit of the family members of the company's deceased founder, Frank H. Kenan, and all directors and executive officers who own Kenan shares have agreed to vote in favor of the merger. Because these shareholders collectively own almost 58% of Kenan's outstanding shares, their approval will ensure that the merger is approved by shareholders.

         Because Kenan is incorporated in North Carolina, North Carolina law governs its internal affairs, as well as any rights you may have if you object to the merger. North Carolina, like many states, generally provides a statutory remedy to shareholders who object to a merger. This remedy, commonly called "dissent and appraisal rights," entitles shareholders who object to a merger and who follow required procedures to dissent and have a court determine the fair value of their shares. However, North Carolina law specifically denies dissent and appraisal rights if a company's shares are listed on the Nasdaq National Market or a national stock exchange, and if shareholders receive cash for their shares. Because Kenan's shares are listed on the Nasdaq National Market and cash will be paid in the merger, you do not have any statutory dissent and appraisal rights with respect to the merger.

OTHER MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

         Under North Carolina law, only business within the purpose described in the notice of a special meeting and procedural motions regarding the conduct of the meeting may be presented for shareholder approval at the meeting. We do not expect to ask you to vote on any matters at the special meeting other than the merger. However, if a motion is made to take some other action, such as a procedural action to adjourn the meeting, you may be asked to vote on such action at the special meeting. If you send your proxy card for use at the special meeting and do not revoke that proxy in the manner indicated above, we will have authority to vote your shares in our discretion with regard to any other motion or action that may arise. However, a proxy card marked to vote "AGAINST" the merger will be voted "AGAINST" any proposal to adjourn the meeting to permit Kenan more time to solicit proxies.


                                   THE MERGER


BACKGROUND OF THE MERGER

         Kenan Transport Company was founded by Frank H. Kenan in 1949, and Mr. Kenan served as its chairman of the board and chief executive officer until his death in June 1996 at the age of 83. Currently, the two largest shareholders of Kenan are two trusts for the benefit of Mr. Kenan's family members, which collectively own about 45% of Kenan's outstanding shares.

         From time to time prior to Frank H. Kenan's death in 1996, Mr. Kenan and the trustees of the Kenan family trusts discussed their desire to diversify the trusts' investment in Kenan at the appropriate time. In this regard, no Kenan family member other than Frank H. Kenan has ever been actively involved in the day-to-day management of the company. Three of Kenan's current directors -- Owen G. Kenan, Thomas S. Kenan, III and Braxton Schell -- also are trustees of one or both of the Kenan family trusts, and from time to time, these directors have had similar discussions with other directors and executive officers of the company.

         Following the death of Frank H. Kenan in June 1996, the trustees began more actively to discuss the possible sale of the Kenan shares held by the trusts. At a meeting of Kenan's board of directors on October 26, 1996, Braxton Schell, a director of the company and a trustee of the Frank H. Kenan trust, advised the board that the trusts would be interested in selling their Kenan shares in a transaction that was fair to all shareholders of the company. At the request of the directors of the company who are also trustees of the Kenan family trusts, the board of directors created a special committee consisting of Paul J. Rizzo, William O. McCoy and Kenneth G. Younger, each of whom is an outside independent director of the company with no affiliation with or interest in any of the Kenan family trusts. The board requested the special committee to consider all alternatives for the sale of the company, including taking no action, and to report its findings and recommendations to the full board of directors. The board also authorized the committee to employ independent legal and financial advisors to assist it in its deliberations.

         In November 1996, the special committee engaged the law firm of Robinson, Bradshaw & Hinson, P.A. as counsel to the committee. Robinson, Bradshaw & Hinson had not represented Kenan or its board of directors prior to such time. In December 1996, the committee also had preliminary discussions regarding the engagement of Bowles Hollowell Connor & Co., a financial advisory firm that subsequently was acquired by First Union Securities, Inc., as the financial advisor to the committee.

         Beginning in 1996 and continuing into 1997, the industry in which Kenan operates began to undergo increased consolidation. In addition, several large petroleum companies that historically had maintained their own private fleets of bulk, or "tank truck," carriers began to outsource this service to companies like Kenan in order to focus on their core businesses. In response to these trends, in early 1997 management of Kenan entered into discussions with CITGO Petroleum Corporation regarding the acquisition by Kenan of Petro-Chemical Transport, Inc., a captive tank truck carrier owned by CITGO. Because of these discussions, the special committee was inactive during the first part of 1997, although Paul J. Rizzo, the acting chairman of the special committee, and legal counsel to the committee continued to have discussions with Bowles Hollowell regarding their engagement and their views about the sale of the company. At a July 28, 1997 meeting of the board of directors, Bowles Hollowell reported to the board of directors regarding the possible sale of the company.

         Discussions regarding the acquisition of Petro-Chemical Transport continued into the latter part of 1997, and in September 1997 Kenan management also began to discuss the acquisition of Transport South, Inc., a captive tank truck carrier owned by Racetrac Petroleum, Inc. In September 1997, Kenan engaged Bowles Hollowell to act as its financial advisor in connection with these acquisitions. In December 1997, Kenan acquired substantially all the assets of Transport South, Inc. for approximately $11.4 million, and in February 1998, Kenan acquired Petro-Chemical Transport, Inc. for approximately $7.9 million. Following these acquisitions, the board of directors determined to suspend any further consideration of the sale of the company until Kenan had successfully integrated the operations of Transport South, Inc. and Petro-Chemical Transport, Inc.

         Early in 1999, the Kenan family trusts again expressed their interest in considering strategic alternatives that would involve a sale of their Kenan shares. At the request of the board of directors, on June 23, 1999 the special committee met with representatives of First Union Securities, Inc., which had acquired Bowles Hollowell during 1998, to discuss First Union's preliminary analysis of the sale of the company. Thereafter, Mr. Rizzo and legal counsel to the committee proceeded to negotiate the terms of First Union's engagement as the special committee's exclusive financial advisor. On July 16, 1999, upon the recommendation of the special committee, the board of directors ratified the selection of First Union as the special committee's exclusive financial adviser in connection with the sale of the company.

         During August and September 1999, First Union prepared a confidential information memorandum regarding Kenan and met with legal counsel to the committee to discuss the proposed sale transaction, including the process by which First Union would solicit potential buyers, the projected timetable, possible transaction structures, and the willingness of large shareholders, including the Kenan family trusts and members of Kenan's management, to sign voting agreements agreeing to sell their shares in the transaction.

         On September 20, 1999, the special committee met by telephone with its legal and financial advisors to review First Union's proposed strategy for soliciting potential buyers for the company. The special committee discussed a list of potential buyers identified by First Union as those who might have an interest in acquiring Kenan.

         During October 1999, First Union contacted 15 parties to solicit their interest in acquiring Kenan, and 11 of them entered into confidentiality/standstill agreements and were provided with a confidential information memorandum regarding the company. In early November 1999, four of these parties expressed an interest in acquiring Kenan. In mid-November 1999, Kenan's management and First Union met separately with all four parties at the offices of Robinson, Bradshaw & Hinson in Charlotte, North Carolina, and Kenan also made available to all four parties documents for their preliminary legal and financial due diligence review.

         On November 12, 1999, legal counsel to the special committee met by telephone with the trustees of the Kenan family trusts to discuss their willingness to execute a voting agreement under which they would agree to support a transaction with the party who submitted the highest bid. There was discussion during the meeting that a voting agreement may prompt interested parties to submit their highest and best bid because the highest bidder would have some assurance that the transaction would be approved by shareholders.

         On November 18, 1999, First Union requested final offers from all four parties who had expressed an initial interest in acquiring Kenan, and each party was provided with a form of merger agreement and voting agreement prepared by legal counsel to the special committee. Two of these parties submitted final acquisition proposals to First Union during the first part of December 1999. One of the parties was an industry participant, and the other was a financial buyer with an investment in the industry. Both parties proposed the acquisition of all of Kenan's outstanding shares at a price that was slightly higher than $35 per share.

         On December 10, 1999, the special committee met with its financial and legal advisors to review the results of the solicitation process and the terms of the two offers that had been received. The committee considered the fact that both bids were less than estimates initially discussed with First Union and either below or at the lower end of the preliminary interest expressed by both parties, although First Union advised the committee that both bids were within the range of fairness. The committee also discussed the effect on the trucking industry of increased fuel and wage costs, which had substantially increased Kenan's operating costs during the second half of 1999 and affected the company's financial performance. The committee also considered the uncertainty as to if and when industry conditions would improve.

         At the recommendation of the committee, on December 13, 1999 and December 14, 1999, the full board of directors met to discuss both offers. At the meetings, the board of directors considered substantially the same information discussed at the December 10th meeting of the special committee. The board of directors also considered First Union's valuation analysis, and First Union advised the board that it believed that both offers were within the range of fairness. The board also considered Kenan's prospects if it remained independent. There was also discussion about the level of due diligence performed by each bidder and whether either bidder would increase its bid. At the conclusion of these discussions, the board expressed a preference for a transaction with the industry bidder. Thereafter, Kenan entered into substantive discussions with the industry bidder, which commenced an extensive legal and due diligence investigation of Kenan.

         During January 2000, Kenan's stock fell from the $30 to $35 range, at which it had been trading for a substantial part of 1999, to the low $20s. Other publicly traded truck carriers experienced a similar decline in their stock prices as the effect of increased fuel and wage costs began to affect the industry in general.

         In January and early February 2000, the industry bidder continued its due diligence review, and the parties proceeded to negotiate the terms of the definitive transaction documentation. In early February 2000, the industry bidder advised First Union that it was unwilling to proceed with a transaction unless Kenan agreed to a price of no more than $31.50 per share. Kenan then terminated further discussions with that party.

         Later in February 2000, Kenan renewed discussions with the financial bidder who had expressed an interest in acquiring the company. During the remainder of February through the early part of April 2000, the financial bidder conducted additional due diligence. On April 25, 2000, the financial bidder advised First Union that it was unwilling to proceed with a transaction unless Kenan agreed to a price of no more than $30 per share. Kenan then terminated further discussions with that party.

         In late April 2000, representatives of First Union met by telephone with representatives of the special committee to discuss Kenan's alternatives, and First Union recommended that the committee suspend further efforts to sell the company until later in the year.

         In June 2000, Kenan received an unsolicited indication of interest from another financial bidder for the acquisition of the company at a price of $33 to $34 per share. After preliminary discussions with First Union, this party subsequently indicated a willingness to acquire the company for $35 per share. The board discussed the offer with First Union at an August 8, 2000 meeting of the board of directors, and Kenan thereafter entered into discussions with the second financial bidder. During the remainder of August 2000 until October 2000, the second financial bidder performed financial and legal due diligence and began to arrange for financing, and the parties proceeded with negotiations regarding definitive transaction documentation.

         In September 2000, Malcolm Turner of Turner, Mason & Company, located in Dallas, Texas, spoke with Lee P. Shaffer, Kenan's president and chief executive officer, and First Union about a transaction in which Turner, Mason & Company would acquire the Kenan shares held by the Kenan family trusts. By letter dated September 8, 2000, Mr. Turner contacted Thomas S. Kenan III, the chairman of the board of Kenan and a trustee of both Kenan family trusts, to indicate that Turner, Mason & Company was interested in acquiring a controlling interest in Kenan and to request a meeting to discuss whether the Kenan family trusts would be interested in selling their Kenan shares in such a transaction. In his letter, Mr. Turner estimated a transaction value of $33 per share, potentially to be increased to $35 per share based on the results of his due diligence. By letter dated September 11, 2000, Mr. Kenan advised Mr. Turner that the Kenan family trusts had no interest in selling their shares to Mr. Turner and directed Mr. Turner to direct all future communications to legal counsel to the special committee. Later in September 2000, legal counsel to the committee spoke by telephone with Mr. Turner to advise him that the Kenan family trusts had no interest in selling their shares in a transaction that did not involve all other Kenan shareholders equally.

         By letter dated September 13, 2000, Advantage Management Holdings Corp. made an unsolicited proposal to acquire 100% of Kenan in a cash-out merger at $33 to $34 per share. This proposal followed conversations during the summer of 2000 between Dennis A. Nash, Advantage's president and chief executive officer, and Lee P. Shaffer regarding the possible combination of Advantage and Kenan.

         At a meeting of the board of directors on September 26, 2000, the board discussed the proposals made by Turner, Mason & Company and Advantage Management Holdings Corp. Because of ongoing discussions between Kenan and the second financial bidder, Kenan determined to advise both parties that Kenan did not have an interest in pursuing a transaction with either of them at that particular time.

         By letter dated September 26, 2000, Turner, Mason & Company advised the board of directors of its interest in a transaction for less than 100% of Kenan at a price of $33 to $35. The transaction proposed by Turner, Mason & Company involved a share repurchase program by Kenan for a majority of its outstanding shares, the issuance of "payment rights" to Kenan shareholders who elected not to tender their shares and the issuance of a sufficient number of Kenan shares to Turner, Mason & Company to give it control of Kenan following the transaction. After discussions between First Union and Turner, Mason & Company, by letter dated October 2, 2000, Turner, Mason & Company revised its offer to remove any limit on the number of shares that could be acquired by Kenan in the share repurchase program. On October 24, 2000, Turner, Mason & Company publicly announced its interest in acquiring a controlling interest in Kenan.

         On October 31, 2000, the second financial bidder with whom Kenan was negotiating a transaction submitted a revised offer consisting of cash of $31 plus an unspecified form of preferred securities with a face value of $4.00 per share and with dividends payable in kind. Discussions between Kenan and that bidder were suspended at that time.

         On November 2, 2000, First Union met with representatives of Advantage Management Holdings Corp. to discuss a transaction involving Kenan. On November 8, 2000, Advantage increased its initial offer for 100% of Kenan's stock to $35 per share in cash.

         At a November 8, 2000 meeting of the board of directors, the board discussed the October 31, 2000 offer by the second financial bidder and the proposals by Turner, Mason & Company and Advantage Management Holdings Corp. The board considered the fact that Advantage was in Kenan's industry and understood the opportunities and risks of Kenan's operations. First Union also advised the board that there was the potential for operating synergies with Advantage. The board also discussed the financial markets in general, and First Union advised the board that it believed that Advantage was in a better position than the other interested parties to obtain financing because of its proposed capital structure, its relationships with its existing equity sponsors and bank lenders, and the fact that it was an existing operating company in Kenan's industry. Following such discussion, the board of directors authorized the company to enter into an exclusivity agreement with Advantage. On November 15, 2000, the company entered into an exclusivity agreement with Advantage expiring on December 31, 2000. Thereafter, Advantage began to conduct legal and financial due diligence and arrange financing, and the parties began to negotiate definitive transaction documentation.

         Because of Kenan's agreement to negotiate exclusively with Advantage, by letter dated November 13, 2000, legal counsel to the special committee advised Malcolm M. Turner that the company did not have any interest at that time in discussing with him a transaction involving the sale of the company. By letter dated November 17, 2000, Mr. Turner withdrew his offer.

         For the rest of 2000 and into January 2001, Advantage conducted extensive legal and financial due diligence, and the parties proceeded to negotiate the terms of definitive transaction documentation. During this period of time, Dennis Nash and Carl Young, Advantage's president and chief executive officer and chief financial officer, respectively, also had discussions with Mr. Shaffer about his role and the role of other members of Kenan's management in the company following the transactions. See " -- Interests of Management in the Merger." On December 28, 2000, the parties extended the exclusivity period from December 31, 2000 until January 15, 2001. The exclusivity period expired on January 15, 2001, although the parties continued to negotiate definitive transaction documentation.

         On January 25, 2001, the special committee met with its financial and legal advisors to review the proposed transaction with Advantage. At the meeting, First Union reviewed with the committee its financial analysis of the transaction and rendered its oral opinion, subsequently confirmed in writing, that the proposed merger consideration was fair to the shareholders of Kenan from a financial point of view. Legal counsel to the committee also discussed with the committee the proposed terms of the definitive merger agreement and voting agreement. Following this discussion, the special committee unanimously recommended that the board of directors approve the merger agreement.

         Immediately following the January 25, 2001 meeting of the special committee, the full board of directors met to review the proposed merger agreement. First Union discussed with the full board its financial analysis of the transaction, including its opinion that the merger consideration was fair to the shareholders of Kenan from a financial point of view, and legal counsel reviewed the terms of the merger agreement and voting agreement. There was also discussion about the fact that Advantage had requested each executive officer and director of Kenan to execute the voting agreement. Following this discussion, the board of directors approved the merger agreement and recommended that it be approved by the shareholders of the company. Mr. Shaffer abstained from voting because of his anticipated arrangements with the company following the merger. See " -- Interests of Management in the Merger."

         Following the close of business on January 25, 2001, the parties executed the merger agreement, and the Kenan family trusts and all directors and executive officers who own Kenan shares agreed to vote their shares in favor of the transaction. Prior to the opening of the financial markets on January 26, 2001, the parties issued a joint press release announcing the transaction.

RECOMMENDATION OF, AND FACTORS CONSIDERED BY, THE SPECIAL COMMITTEE AND BOARD OF DIRECTORS

         At the meeting held on January 25, 2001, the special committee unanimously:

         - determined that the merger agreement is fair to and in the best interest of Kenan and its shareholders; and

         - recommended that the board of directors of Kenan approve the merger agreement substantially in the form as presented to the special committee.

         At the meeting of the board of directors immediately following the meeting of the special committee, the board of directors:

         - approved the merger agreement, the plan of merger attached as Exhibit B to the merger agreement and the merger, and authorized Kenan to enter into the merger agreement;

         - determined that the terms of the merger agreement are fair to and in the best interest of Kenan and its shareholders; and

         - recommended that the shareholders of Kenan approve the merger agreement, the merger and the plan of merger.

         In reaching the determination that the terms of the merger agreement are fair to and in the best interests of Kenan's shareholders, the special committee and the board of directors consulted with their financial and legal advisors, drew on their knowledge of Kenan's business, operations, properties, assets, financial condition, operating results, historical public share trading prices and prospects and considered the following factors:

         - the price to be received by Kenan shareholders in the merger, which represents a premium of 32% from the last sale price of Kenan shares on January 25, 2001, the day before the merger was publicly announced;

         - the analysis and presentation of First Union, and First Union's oral opinion, subsequently confirmed in writing, to the effect that the consideration to be received in the merger is fair from a financial point to view to Kenan's shareholders;

         - the ability, under certain circumstances, of Kenan to terminate the merger agreement to accept an acquisition proposal deemed by the board of directors to be superior to the merger upon payment of a termination fee to Advantage;

         - the process by which First Union solicited potential buyers for the company, and discussions between Kenan and the parties who expressed an interest in acquiring the company, none of whom ultimately was willing to proceed with a transaction at a price in excess of $35 per share;

         - the effect of increased fuel and wage costs on the trucking industry, and the uncertainty as to if and when industry conditions would improve;

         - the risks associated with remaining independent, and the possible financial implications to shareholders of remaining independent;

         - the market for Kenan shares, including the historic illiquidity of such market and the difficulty of selling a large number of shares at prevailing market prices;

         - the fact that the Kenan family trusts and all directors and executive officers who own Kenan shares agreed to vote their shares in favor of the merger; and

         - the interests of Kenan's executive officers in the merger, as described in " -- Interests of Management in the Merger" on page _____.

         The foregoing discussion of the information and factors considered by the special committee and the board is not meant to be exhaustive, but includes all material factors considered by the special committee and the board as part of the determination that the terms of the merger agreement are fair to, and in the best interests of, Kenan and its shareholders and the recommendation that the shareholders approve the merger. While the board and the special committee each considered the analysis and conclusions of First Union as described in " -- Opinion of Kenan's Financial Advisor," it also considered all the factors listed above in making the determination that the terms of the merger agreement are fair to, and in the best interests of, Kenan and its shareholders. The special committee and the board did not assign relative weights or quantifiable values to those factors. Rather, the conclusions of the special committee and the board were based on the subjective analysis by its members of those factors, including the analysis and conclusions of First Union. The special committee and the board each viewed its position and recommendations as being based on the totality of the information presented to and considered by it. Lee P. Shaffer, Kenan's president and chief executive officer and a member of its board of directors, abstained from voting on the merger agreement because of his anticipated arrangements with Kenan following the merger.

         For the reasons discussed above, the Kenan board has approved the merger, the merger agreement and the plan of merger, and recommends that the Kenan shareholders vote FOR approval of the merger, the merger agreement and the plan of merger.

OPINION OF KENAN'S FINANCIAL ADVISOR

         Under an engagement letter dated June 23, 1999, the special committee retained First Union to act as its exclusive financial advisor with respect to a possible sale of Kenan. The special committee selected First Union because First Union is a leading investment banking and financial advisory firm with experience in the sale of businesses and in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements, and valuations for corporate purposes.

         On January 25, 2001, First Union delivered its oral opinion to the special committee, subsequently confirmed in writing, that as of that date and based upon the assumptions made, matters considered and limitations on the review set forth in the opinion, the consideration to be received by the shareholders of Kenan in the merger is fair from a financial point of view.

         THE FULL TEXT OF FIRST UNION'S OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON FIRST UNION'S REVIEW, IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX B. THE DESCRIPTION OF FIRST UNION'S OPINION BELOW SETS FORTH THE MATERIAL TERMS OF THE OPINION. SHAREHOLDERS OF KENAN ARE URGED TO READ THE ENTIRE OPINION CAREFULLY. THE FOLLOWING SUMMARY OF FIRST UNION'S OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.

         First Union's opinion is addressed to the special committee and addresses only the fairness from a financial point of view of the consideration to be received by the shareholders of Kenan in the merger. The opinion does not address the merits of Kenan's underlying decision to engage in the merger. The opinion does not constitute, nor should it be construed as, a recommendation to any shareholder as to whether he or she should vote in favor of the merger.

         In connection with the preparation of the opinion, First Union:

         - reviewed certain publicly available business and financial information relating to Kenan that it deemed to be relevant;

         - reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of Kenan, furnished to it by Kenan;

         - conducted discussions with members of senior management and representatives of Kenan and Advantage concerning the matters described above;

         - reviewed the market prices and valuation multiples for Kenan shares and compared them with those of certain publicly traded companies that it deemed to be relevant;

         - reviewed historical market prices and trading activity for Kenan shares;

         - reviewed the results of operations of Kenan and compared them with those of certain publicly traded companies that it deemed to be relevant;

         - compared the proposed financial terms of the merger with the financial terms of certain other transactions that it deemed to be relevant;

         -        reviewed the merger agreement and certain related documents;
                  and

         - reviewed and conducted such other financial studies and analyses and took into account such other matters as it deemed necessary, including its assessment of general economic, market and monetary conditions.

         In preparing its opinion, First Union assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to it, discussed with or reviewed by it, or publicly available. First Union did not assume any responsibility for independently verifying any of this information or undertaking an independent evaluation or appraisal of the assets or liabilities of Kenan, nor was it furnished with any independent evaluation or appraisal. In addition, First Union did not assume any obligation to conduct, and it did not conduct, any physical inspection of the properties or facilities of Kenan. With respect to the financial forecast information furnished to or discussed with First Union by Kenan, First Union assumed that such forecast information had been reasonably prepared and reflected the best currently available estimates and judgment of Kenan's management as to the expected future financial performance of Kenan. First Union expressed no opinion as to this financial forecast information or the assumptions on which they were based.

         First Union's opinion was necessarily based upon market, economic and other conditions as they existed and could be evaluated, and on the information made available to First Union, as of the date of the opinion.

         In accordance with customary investment banking practice, First Union employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material analyses utilized by First Union in connection with the opinion.

SELECTED COMPARABLE PUBLICLY TRADED COMPANIES ANALYSIS

         First Union compared certain financial and operating ratios for Kenan with the corresponding financial and operating ratios for a group of publicly traded companies engaged primarily in the trucking industry that First Union deemed to be comparable to Kenan. First Union analyzed separately those groups of companies with large ($1 billion or more) and small (less than $1 billion) equity market capitalizations. For the purpose of its analyses, the following trucking companies were used:

       Large Equity Capitalization          Small Equity Capitalization
       Companies                            Companies

       Heartland Express, Inc.              Allied Holdings, Inc.
       J.B.  Hunt Transport Services, Inc.  Marten Transport, Ltd.
       Landstar System, Inc.                Patriot Transportation Holding, Inc.
       Werner Enterprises, Inc.             US Xpress Enterprises, Inc

         For each of these companies, First Union calculated equity market values relative to each company's net income for the latest 12 months and book value as of the most recent balance sheet, and enterprise values (equity market value, plus debt, less cash and equivalents) relative to each company's revenues, EBIT (earnings before interest and taxes), and EBITDA (earnings before interest, taxes, depreciation, and amortization) for the latest 12 months. All multiples were based on closing stock prices on January 24, 2001. Excluding immaterial values, this analysis indicated multiples as follows:

        Ratio of Equity Market Value to:                    Range           Median
        -------------------------------                     -----           ------

        Latest 12 months net income:
             Large Equity Capitalization Companies        12.9x to 21.9x     18.4x
             Small Equity Capitalization Companies         4.8x to 13.9x      7.3x
        Book Value:
             Large Equity Capitalization Companies          1.6x to 1.7x     1.6x
             Small Equity Capitalization Companies          0.5x to 1.0x     0.7x

        Enterprise Value to:

        Latest 12 months revenues:
             Large Equity Capitalization Companies          0.5x to 1.9x      0.6x
             Small Equity Capitalization Companies          0.3x to 1.1x      0.5x
        Latest 12 months EBIT:
             Large Equity Capitalization Companies         7.8x to 16.4x     11.3x
             Small Equity Capitalization Companies         7.8x to 15.2x     10.2x
        Latest 12 months EBITDA:
             Large Equity Capitalization Companies          5.0x to 8.2x      6.0x
             Small Equity Capitalization Companies          3.5x to 5.8x      4.3x

         Given that Kenan is generally more similar in terms of size and financial characteristics to the small equity capitalization companies, First Union viewed the multiples for these companies as the most appropriate set of comparable company valuation metrics. Based on the foregoing, First Union applied the median trading multiples of the small equity capitalization companies to Kenan's latest 12 months financial statistics to determine a reference range of implied equity values for Kenan. Additionally, First Union applied a control premium of 18.6%, as indicated by First Union's premiums paid analysis discussed below, to the implied equity value to determine the equity value that a buyer might pay for 100% of Kenan's outstanding shares. This analysis resulted in a reference range for a value per share of $20.82 to $41.51, with a median of $35.85.

         To calculate the trading multiples utilized in the analysis of selected comparable publicly traded companies, First Union used publicly available information concerning the historical financial performance of the comparable companies. None of the comparable companies is identical to Kenan. Accordingly, a complete analysis of the results of the foregoing calculations cannot be limited to a quantitative review of the results and involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading volume of the comparable companies, as well as that of Kenan.

SELECTED COMPARABLE TRANSACTIONS ANALYSIS

         Using publicly available information, First Union considered selected transactions in the trucking industry that First Union deemed to be relevant. Specifically, First Union reviewed the following transactions:

          Acquiror                             Target
          Swift Transportation Company         M.S. Carriers, Inc. (pending as
                                               of January 25, 2001)
          Management of Trimac Corporation     Trimac Corporation
          Trimac Corporation                   DSI Transports, Inc.
          Yellow Corporation                   Jevic Transporation, Inc.
          Apollo Management LP/MTL, Inc.       Chemical Leaman Corporation
          U.S. Xpress Enterprises, Inc.        PST Vans, Inc.
          Apollo Management LP                 MTL, Inc.
          US. Xpress Enterprises, Inc.         Victory Express, Inc.

         First Union believed that the management-led acquisition of Trimac Corporation and Trimac Corporation's acquisition of DSI Transports, Inc. represented the most comparable transactions to the sale of Kenan because of the similarity of the operations of the target companies to Kenan and the recent date of both transactions. Trimac Corporation, DSI Transports, Inc. and Kenan are tank truck carriers, and the two Trimac transactions closed within 12 months prior to the date Kenan entered into the merger agreement.

         Using publicly available information concerning historical financial performance, First Union calculated multiples of equity market value to latest 12 months net income and most recent book value and enterprise value to latest 12 months revenues, EBIT, and EBITDA for the latest 12 months preceding the announcement of the transactions. For the comparable transactions, multiples were as follows:

Equity Market Value to:               Range             Median
----------------------                -----             ------
Latest 12 months net income      16.2x to 18.6x          18.0x
 Book Value                        1.6x to 2.5x          2.0x
Enterprise Value to:
-------------------
Latest 12 months revenues          0.5x to 1.0x          0.8x
Latest 12 months EBIT             9.3x to 14.3x          11.3x
Latest 12 months EBITDA            3.7x to 6.5x          5.7x

         For the management-led acquisition of Trimac Corporation and Trimac Corporation's acquisition of DSI Transports, mean multiples of enterprise value to 12 month revenues, EBIT, and EBITDA were 0.5x, 10.3x, and 4.9x, respectively. There was insufficient data to calculate multiples of equity market value to net income and book value for these transactions.

         Based on the foregoing, First Union applied the mean trading multiples of the management-led acquisition of Trimac Corporation and Trimac Corporation's acquisition of DSI Transports, Inc. to Kenan's latest 12 months financial statistics to determine a reference range for an implied value per share of $32.00 to $39.89, with a median of $35.83.

         No company utilized in the selected comparable transactions analysis is identical to Kenan nor is any transaction identical to the contemplated transaction between Kenan and Advantage. An analysis of the results therefore requires complex considerations and judgments regarding the financial and operating characteristics of Kenan and the companies involved in the comparable transactions analysis, as well as other facts that could affect their publicly traded and transaction values. The numerical results are not in themselves meaningful in analyzing the contemplated transaction as compared to the comparable transactions.

DISCOUNTED CASH FLOW ANALYSIS

         First Union performed a discounted cash flow analysis for Kenan for the fiscal years ended 2001 through 2004, inclusive. This consisted of an analysis of the present value of the projected unlevered free cash flows for Kenan for the five-year period. First Union used discount rates, determined through the use of the capital asset pricing model, ranging from 11.5% to 15.5% and terminal value perpetual growth rates of 2004 unlevered free cash flow ranging from 0.0% to 4.0%, based on the comparable companies analysis and general assumptions regarding Kenan's long-term growth potential, respectively. Based upon the foregoing, First Union determined a reference range for an implied value per share of $23.69 to $48.56, with a median of $32.57.

FINANCIAL SPONSOR INTERNAL RATE OF RETURN ANALYSIS

         Using financial projections provided by Kenan's management for the years 2001 through 2004 inclusive, First Union performed a financial sponsor internal rate of return valuation for Kenan. To determine the financial sponsor internal rate of return, First Union calculated the rate of return on an equity investment made on January 1, 2001 compared to the equity value of Kenan on December 31, 2004, using a terminal value multiple of EBITDA of 4.25x. Assuming an offer price per share of $35.00 and current financing market parameters, the foregoing analysis determined a financial sponsor internal rate of return of approximately 35%, which is in the range of acceptable returns to financial sponsors in the current market.

PREMIUMS PAID ANALYSIS

         First Union performed a premiums paid analysis for Kenan based upon the review and analysis of the range of premiums paid in acquisitions of non-high-tech companies for the period between January 1, 1997 through January 16, 2001 in which 100% of the target's stock was acquired. Using information obtained from Thomson Financial Securities Data, First Union obtained the premium of the offer price per share relative to the target company's stock price four weeks prior to the date of announcement of the transaction. The median and mean range of premiums paid to the target company's stock price four weeks prior to announcement were 18.6% and 27.7%, respectively. First Union applied the median and mean premiums to Kenan stock price of $23.88 per share on December 27, 2000, which was four weeks prior to the public announcement of the merger, to determine a reference mid-point range for an implied value per share of $28.31 to $30.49. Additionally, First Union noted that the premium implied by the offer price per share of $35.00 to Kenan's stock price four weeks prior to announcement of the merger was 46.6%.

         The summary set forth above does not purport to be a complete description of the analysis presented by First Union. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. First Union believes that selecting any portion of its analysis or of the summary set forth above, without considering the analyses as a whole, would create an incomplete view of the process underlying First Union's opinion. In arriving at its opinion, First Union considered the results of all such analyses. The analyses performed by First Union are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those suggested by such analyses. The analyses do not purport to be appraisals or to reflect the prices at which Kenan might actually be sold or the prices at which its shares may trade at any time in the future. Such analyses were prepared solely for the purposes of First Union providing its opinion to the special committee as to the fairness, from a financial point of view, of the consideration to be received by Kenan's shareholders pursuant to the merger. Analyses based upon forecasts or future results are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors and events, including, without limitation, factors related to general economic and competitive conditions beyond the control of the parties or their respective advisors, none of First Union, Kenan, Advantage or any other person assumes responsibility if future results or actual values are materially different from those forecasted. The foregoing summary does not purport to be a complete description of the analysis performed by First Union and is qualified by reference to the written opinion dated as of January 25, 2001 of First Union. The opinion is attached as Appendix B to this proxy statement.

         In the past, First Union and its affiliates have provided financing and financial advisory services to Kenan and have received fees for rendering these services. In this regard, in February 1998 an affiliate of First Union entered into an unsecured $20 million line of credit facility with Kenan and an interest rate swap agreement covering a portion of the loan. Interest under the facility is variable based on LIBOR plus an applicable margin, which at December 31, 2000 was 7.1%. The principal amount outstanding under the facility at December 31, 2000 was $6 million, all of which will be repaid in full upon completion of the merger. In the ordinary course of its business, First Union from time to time trades in equity securities of Kenan for its own account and for the account of its customers and, accordingly, may at any time hold a long or short position in Kenan shares.

         Under First Union's engagement letter, Kenan will pay total fees of approximately $1.2 million to First Union for its strategic advisory services and for the rendering of its opinion as to whether the merger consideration is fair from a financial point of view to shareholders of Kenan. In addition to the fees payable to First Union under the engagement letter, Kenan has agreed to reimburse First Union for its reasonable out-of-pocket expenses in connection with its services. Kenan has also agreed to indemnify First Union, its affiliates and each of its directors, officers, agents, employees and controlling persons against certain liabilities, including liabilities under U.S. federal securities laws.

INTERESTS OF MANAGEMENT IN THE MERGER

         General. In considering the recommendation of our board of directors that Kenan shareholders vote to approve the merger, shareholders should be aware that Lee P. Shaffer and other members of Kenan management, including Mr. Shaffer's son, have interests in the merger that are different from, and in addition to, the interests of Kenan shareholders. The Kenan board was aware of these interests and considered them, among other matters, when voting to approve the merger.

         The merger agreement provides that, following the effective time of the merger, Advantage will honor all obligations under employment and severance agreements and pay all benefits to the extent vested through the effective time under all employee benefit plans, programs, policies and arrangements in accordance with the terms thereof.

         Incentive Plan. Kenan has an incentive plan, under which it has granted restricted shares and options to purchase Kenan shares. Generally, these awards vest over a period of three to five years. However, under the plan, all unvested options and restricted shares will vest in connection with the merger. The merger agreement provides that all option holders will be entitled to receive in exchange for their options a payment equal to the difference between the merger consideration of $35 per share and the option price, multiplied by the number of Kenan shares covered by their options. This payment must be made within ten business days following the merger.

         The following table shows the number of options and restricted shares that have been awarded to the executive officers of Kenan and the exercise price of the options.

                             Stock Options                  Restricted Shares
                    ------------------------------------   ---------------------
                                Number of                              Number of
Executive Officer   Grant Date   Shares    Exercise Price  Grant Date  Shares
-----------------   ----------   ------    --------------  ----------  ------

Lee P. Shaffer        2/4/98    140,900      $31.75          2/4/98    9,100
                      5/1/00     20,000       21.00

                            Stock Options                  Restricted Shares
                    ------------------------------------   ---------------------
                                Number of                              Number of
Executive Officer   Grant Date   Shares    Exercise Price  Grant Date  Shares
-----------------   ----------   ------    --------------  ----------  ------
William L. Boone       2/4/98    57,300       31.75          2/4/98    3,700
                       5/1/00    15,000       21.00
Gary J. Knutson        2/4/98    20,700       31.75          2/4/98    1,300
                       5/1/00    10,000       21.00
John E. Krovic         2/4/98    20,700       31.75          2/4/98    1,300
                       5/1/00    10,000       21.00
William P. Prevost     2/4/98    23,500       31.75          2/4/98    1,500
                       5/1/00    15,000       21.00
James H. Reid          3/2/98    23,500       32.00          3/2/98    1,500
                       5/1/00    12,000       21.00
Lee Shaffer III        2/4/98    18,800       31.75          2/4/98    1,200
                       5/1/00     8,000       21.00
                      11/8/00     2,800       26.50

         Employment Agreements. Following the merger, Kenan or The Kenan Advantage Group, Inc. intends to enter into two-year employment agreements with Lee P. Shaffer, Kenan's president and chief executive officer, and James H. Reid, the president and chief executive of Kenan's wholly-owned subsidiary, Petro-Chemical Transport, Inc. Under the agreement with Lee P. Shaffer, Mr. Shaffer's compensation would be reduced from his current rate of $344,315 to $300,000 per annum, and Mr. Shaffer would receive upon completion of the merger a one-time lump sum payment of $88,630, representing 200% of the reduction in his salary. Under the agreement with James H. Reid, Mr. Reid would be entitled to a base salary of $259,830, which represents Mr. Reid's current annual base compensation. The employment agreements with Mr. Shaffer and Mr. Reid would also entitle these individuals to participate in all employee benefits provided to the senior officers of The Kenan Advantage Group after the merger. The merger is not conditioned upon either of these executive officers entering into an employment agreement.

         In addition, all of the executive officers of Kenan may be entitled to participate in any bonus compensation plans adopted by the board of directors of Kenan or The Kenan Advantage Group, Inc. from time to time after the merger.

         Advantage Stock Options. The Kenan Advantage Group, Inc. will adopt a stock option plan and intends to grant options to each of the Kenan executive officers following completion of the merger in an amount comparable to the number of options to be granted to senior management of Advantage. The options will be exercisable at the fair market value of the underlying shares, as determined by the board of directors of The Kenan Advantage Group, Inc. The number of shares covered by the options to be granted to each executive officer of Kenan is as follows:

           Executive Officer                      Shares
           -----------------                      ------

           Lee P. Shaffer                         60,000
           William L. Boone                       10,000

           Executive Officer                      Shares
           -----------------                      ------

           Gary J. Knutson                        10,000
           John E. Krovic                         10,000
           William P. Prevost                     10,000
           James H. Reid                          15,000
           Lee Shaffer, III                       10,000

         Collectively, these options will represent no more than two percent of the fully diluted equity of The Kenan Advantage Group, Inc. after the merger. The merger is not conditioned upon the granting of any of these options.

         Equity Investment. During the negotiations of the merger agreement, Advantage expressed a willingness to permit Lee P. Shaffer to contribute a portion of his Kenan shares to The Kenan Advantage Group, Inc. prior to completion of the merger in exchange for an equity interest in The Kenan Advantage Group. For these purposes, Kenan shares held by Mr. Shaffer would be assigned a value of $35 per share, and the aggregate investment by Mr. Shaffer would be no more than $1,676,000, which would entitle Mr. Shaffer to an equity interest in The Kenan Advantage Group of about three percent. If Mr. Shaffer makes the maximum investment, he would own the same percentage equity interest in The Kenan Advantage Group as each of Dennis Nash and Carl Young, Advantage's president and chief executive officer and chief financial officer, respectively. The effective price to be paid by Mr. Shaffer for shares of The Kenan Advantage Group will be the same as the price to be paid by outside investors in The Kenan Advantage Group. The merger is not conditioned upon the investment by Mr. Shaffer in The Kenan Advantage Group.

         Severance Agreements. Kenan has entered into severance agreements with each of its executive officers. Under these agreements, if an officer is terminated without cause within 24 months following a "change in control" of Kenan, the officer would be entitled to receive a payment equal to 200% of his average annual base salary for the three fiscal years prior to the change in control. The same payment also would be made to any officer who terminates his employment during the 24-month period following a "change in control" due to a change in employment conditions. Under the plan, a change in employment conditions would occur if an officer's base salary is reduced below the rate in effect prior to the change in control or the officer is required to change his residence or principal place of business. The merger will be a "change in control" for purposes of the severance agreements.

         In addition, Kenan has adopted a life insurance plan for its executive officers other than James H. Reid. Under the plan, if an officer is terminated within two years after a "change in control," Kenan must continue to pay the premiums under his insurance policy for a term of no more than fifteen years following the time the officer became subject to the plan. The merger will be a "change of control" for purposes of the life insurance plan.

         There are no plans for any of the executive officers of Kenan to be terminated following the merger. However, assuming that all the executive officers are terminated within two years following the completion of the merger, Kenan would pay the amounts set forth below under the severance agreements and the life insurance plan:

                                                           Life Insurance
                                                           --------------
                                                                       Remaining
  Executive Officer       Severance Benefit      Annual Premium         Term
  -----------------       -----------------      --------------        ---------

Lee P. Shaffer             $632,206               $70,262              11 years
William L. Boone            357,406                40,809              11 years
Gary J. Knutson             233,576                12,466              11 years
John E. Krovic              224,398                 7,020              11 years
William P. Prevost          266,002                 7,902              12 years
James H. Reid               481,000                    --                    --
Lee Shaffer III             211,444                 4,654              11 years

         Chairman of The Kenan Advantage Group. The parties currently contemplate that Lee P. Shaffer will become the chairman of the board of The Kenan Advantage Group, Inc. and a member if its board of directors following the merger.

         Indemnification and Insurance. In addition to the foregoing matters, the merger agreement requires Advantage to indemnify Kenan's directors and officers and maintain an insurance policy covering acts and omissions by Kenan's directors and officers. Specifically, the merger agreement requires Advantage to:

         - indemnify Kenan's directors, officers and employees for any claim, liability, loss, damage, judgment, fine, penalty, amount paid in settlement or compromise, cost or expense, including legal fees, based on or arising out of the transactions contemplated by the merger agreement, except for any liability or expenses incurred on account of activities that were at the time taken known or believed by any such person to be clearly in conflict with the best interests of Kenan;

         - for not less than six years after the effective time of the merger, provide officers' and directors' liability insurance covering acts or omissions occurring prior to the effective time of the merger by each person covered by Kenan's directors' and officers' liability insurance policy. The coverage must be no less favorable than Kenan's current coverage, except that there is no obligation to pay in the aggregate more than 250% of the annual premium paid by Kenan for its insurance policy; and

         - for not less than six years after the effective time of the merger, maintain the indemnification and exculpation provisions contained in Kenan's articles of incorporation and bylaws for its directors and officers.

ACCOUNTING TREATMENT

         The merger will be treated as a purchase business combination for accounting purposes.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes the material federal income tax considerations relevant to the merger that are generally applicable to holders of Kenan shares. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, existing and proposed Treasury Regulations under the Internal Revenue Code and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to the holders of Kenan shares as described in this proxy statement. Special tax consequences not described below may be applicable to particular classes of taxpayers, including financial institutions, broker-dealers, persons who are not citizens or residents of the United States or who are foreign corporations, foreign partnerships or foreign estates or trusts as to the United States and holders who acquired their stock through the exercise of an employee stock option or otherwise as compensation.

         The receipt of $35 per share in the merger will be a taxable transaction for federal income tax purposes. Each holder's gain or loss per share will be equal to the difference between $35 and the holder's basis per share in his or her Kenan shares. This gain or loss generally will be a capital gain or loss. In the case of individuals, trusts and estates, this capital gain will be subject to a maximum federal income tax rate of 20% for shares held for more than 12 months prior to the date of disposition. For shares held for less than 12 months, the gain or loss will be a short-term capital gain or loss. As a general rule, short-term capital gains are taxed at ordinary income rates.

         A holder of Kenan shares may be subject to backup withholding at the rate of 31% with respect to the merger consideration received, unless the holder
(a) is a corporation or comes within other exempt categories and, if required, demonstrates this fact or (b) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholdings rules. To prevent the possibility of backup federal income tax withholding on payments made to shareholders, each holder must provide the payment agent with his or her correct taxpayer identification number by completing a Form W-9 or Substitute Form W-9. A holder of Kenan shares who does not provide Kenan with his or her correct taxpayer identification number may be subject to penalties imposed by the Internal Revenue Service as well as backup withholding. Any amount withheld under these rules will be credited against the holder's federal income tax liability. Kenan, or its agent, will report to the holders of Kenan shares and the Internal Revenue Service the amount of any "reportable payments," as defined in Section 3406 of the Internal Revenue Code, and the amount of tax, if any, that is withheld.

         The foregoing tax discussion is included for general information only and is based upon present law. You should consult your own tax advisor as to the specific tax consequences of the merger to you, including the application and effect of federal, state, local and other tax laws and the possible effect of changes in such tax laws.

REGULATORY APPROVALS

         Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated under the Act by the Federal Trade Commission, the merger cannot occur until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice and the specified waiting period requirements have been satisfied. We made the applicable filings under the Act on February 26, 2001. Unless the FTC requests additional information prior to the expiration of the 30-calendar day waiting period, the waiting period under the Act for the merger will terminate on March 28, 2001. The obligations of the parties to consummate the merger are subject to the condition that the applicable waiting periods under the Act have expired, and that there is no order, decree or injunction of any court of competent jurisdiction that prohibits the completion of the merger.

         The merger agreement requires the parties to use their reasonable best efforts, and to take all actions reasonably necessary, to obtain all regulatory clearances under the antitrust laws as expeditiously as possible. This includes taking all steps reasonably necessary to vacate or lift any decree, judgment, injunction or other order that would prohibit the merger.

         Despite the expiration of the holding period under the Act, the Antitrust Division of the Department of Justice, the FTC or any state may challenge the merger on antitrust grounds. Any time before or after the effective time of the merger, the Antitrust Division, the FTC or any state could take such actions under the antitrust laws as it deems necessary or desirable in the public interest. In addition, other parties, including private individuals, could take action under the antitrust laws and could seek to enjoin the completion of the merger, to rescind the merger, or to seek divestiture of one or more of the businesses of The Kenan Advantage Group after the merger.


                              THE MERGER AGREEMENT

         The terms of and conditions to the merger are contained in the merger agreement, which is attached as Appendix A and made a part of this proxy statement. The following discussion of the merger and the summary description of the principal terms of the merger agreement, while complete in all material respects, are subject to and qualified in their entirety by reference to the merger agreement. We urge you to read the merger agreement carefully before you vote on the merger.

THE MERGER TRANSACTION

         We negotiated the merger agreement with Advantage Management Holdings Corp., a tank truck carrier headquartered in Canton, Ohio. KTC/AMG Holdings Corp. and KTC Acquisition Corp. were formed in connection with the merger agreement. KTC/AMG Holdings Corp. is a Delaware corporation, and KTC Acquisition Corp. is a North Carolina corporation. In the merger, KTC Acquisition Corp. will merge with and into Kenan, and Kenan will be the surviving corporation.

         If the conditions to the merger are satisfied, the merger will be effective when articles of merger are filed by the Secretary of State of the State of North Carolina or at a later time that is specified in the articles of merger. Assuming the merger is approved by the shareholders at the special meeting, we expect to complete the merger and file the articles of merger as soon as practicable after the special meeting, subject to the satisfaction of the conditions included in the merger agreement.

         As a result of the merger, the shareholders of Kenan will be entitled to receive $35 per share of Kenan common stock. This represents a 32% premium over the closing price per share of Kenan shares on January 25, 2001, the day before the merger was announced. As a result of the merger, Kenan shareholders will no longer have an opportunity to continue their equity interest in Kenan as an ongoing corporation and will not share in the future earnings and potential growth of Kenan.

OPERATION OF KENAN AFTER THE MERGER

         Prior to completion of the merger, Advantage Management Holdings Corp. will become a subsidiary of KTC/AMG Holdings Corp., and the equity owners of Advantage will become the principal equity owners of KTC/AMG Holdings Corp. Following the merger, KTC/AMG Holdings Corp. will change its name to The Kenan Advantage Group, Inc. and will own 100% of Kenan and Advantage.

         The articles of incorporation of Kenan will continue to be the articles of incorporation of Kenan after the merger until amended in accordance with applicable law. The bylaws of KTC Acquisition Corp. will become the bylaws of Kenan after the merger until amended in accordance with applicable law. Advantage has agreed to maintain, for a period of not less than six years after the effective time of the merger, the indemnification and exculpation provisions contained in Kenan's articles of incorporation and bylaws for its directors and executive officers. For more information about these and related provisions, please refer to "The Merger - Interests of Management in the Merger; Indemnification and Insurance."

         The directors of KTC Acquisition Corp. will be the directors of Kenan after the merger, and all directors of Kenan, other than Mr. Shaffer, will cease to be directors of Kenan. The officers of Kenan immediately prior to the effective time will be the initial officers of Kenan after the merger.

CONVERSION OF SECURITIES

         In the merger, each Kenan share issued and outstanding immediately prior to the effective time of the merger, other than shares held by KTC/AMG Holdings Corp. and KTC Acquisition Corp., will automatically be converted in the merger into the right to receive $35 in cash, without interest. Each Kenan share held directly by KTC/AMG Holdings Corp. and KTC Acquisition Corp. will be cancelled, and nothing will be paid for those shares. Each outstanding share of KTC Acquisition Corp. will automatically be converted into one share of Kenan.

PAYMENT OF THE MERGER CONSIDERATION

         Prior to closing, KTC/AMG Holdings Corp. will select a bank or trust company acceptable to Kenan to act as the payment agent in connection with the merger. At the closing of the merger, KTC/AMG Holdings Corp. will make available to the payment agent the aggregate merger consideration payable to holders of Kenan shares in the merger, which will be held by the payment agent for the benefit of and distributed to holders of Kenan shares in accordance with the merger agreement. Earnings from the investment of funds held by the payment agent will belong to KTC/AMG Holdings Corp.

         Promptly after the effective time of the merger, KTC/AMG Holdings Corp. will cause the payment agent to mail to Kenan shareholders a letter of transmittal and instructions for exchanging their certificates for the merger consideration. Delivery of Kenan certificates will be effected, and risk of loss and title will pass, only upon delivery of the certificates to the payment agent. Upon surrender of a certificate for cancellation by the payment agent, together with the letter of transmittal duly completed and validly executed, the holder of the certificate will be entitled to receive the merger consideration in exchange for the certificate, and the certificate will be cancelled. No interest will be paid or accrued on the merger consideration.

         Any funds held by the payment agent that have not been distributed for six months after the effective time of the merger will be returned to Kenan, which will thereafter act as the payment agent. Thereafter, any holder of any unsurrendered certificate evidencing Kenan shares may look as a general creditor only to KTC/AMG Holdings Corp. and Kenan for payment of any funds that are due.

         Any certificates presented to Kenan for any reason after the effective time of the merger will be cancelled and exchanged as described above. If any certificate evidencing Kenan shares has been lost, stolen or destroyed, the payment agent will deliver the merger consideration after the owner has executed an affidavit to that effect. In addition, KTC/AMG Holdings Corp. may require the owner of the certificate to deliver a bond in such sum as is reasonably required as indemnity against any claim that may be made against it, KTC Acquisition Corp. or Kenan with respect to the certificate.

         Kenan and KTC/AMG Holdings Corp. will be entitled to deduct and withhold from the merger consideration any amounts as are required to be deducted and withheld under the Internal Revenue Code. If any amounts are so withheld, they will be treated for all purposes as having been paid to the holder of Kenan shares in respect to which the deduction and withholding was made.

         No one will be liable to any person in respect of any merger consideration properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

PAYMENT OF KENAN STOCK OPTIONS

         Holders of options to purchase Kenan shares that are outstanding immediately prior to the effective time of the merger will receive from KTC/AMG Holdings Corp. or Kenan, within ten business days after the merger, an amount equal to the difference between $35 and the exercise price of the stock option for each share that could be purchased under the stock option. All options will be cancelled at the effective time of the merger.

TRANSFER OF SHARES AFTER THE MERGER

         No Kenan shareholder may transfer any Kenan shares on Kenan's records after the effective time of the merger. If any merger consideration is to be paid to a person other than a person in whose name a surrendered certificate is registered, it will be a condition to payment of the merger consideration that the certificate be properly endorsed and in proper form for transfer and that the person requesting such payment pay the payment agent any transfer or similar other taxes required as a result of the payment to a person other than the registered holder.

CONDITIONS

         The obligations of Kenan and Advantage to consummate the merger are subject to the satisfaction of the following conditions:

         - the merger must be approved by the shareholders of Kenan in the manner required by North Carolina law;

         - any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act relating to the merger must have expired; and

         - there must be no law, regulation, judgment, injunction, order or decree that prohibits or enjoins the consummation of the merger.

         The obligations of KTC/AMG Holdings Corp. and KTC Acquisition Corp. to consummate the merger are subject to the satisfaction, or waiver by KTC/AMG Holdings Corp., of the following conditions:

         - Kenan must have performed in all material respects all its obligations and complied in all material respects with all its covenants under the merger agreement;

         - the representations and warranties of Kenan in the merger agreement must be true and correct in all respects, with only such exceptions as, individually or in the aggregate, have not had and would not have a "material adverse effect" on Kenan, disregarding all materiality and similar qualifications;

         - the absence of any event, occurrence or development that, individually or in the aggregate, has had or would reasonably be expected to have a "material adverse effect" on Kenan; and

         - KTC/AMG Holdings Corp. must receive a certificate signed by the chief executive officer and chief financial officer of Kenan to the effect that the foregoing conditions have been satisfied.

         The obligations of Kenan to consummate the merger are subject to the satisfaction, or waiver by Kenan, of the following conditions:

         - KTC/AMG Holdings Corp. must have performed in all material respects all its obligations and complied in all material respects with all its covenants under the merger agreement;

         - the representations and warranties of Advantage and KTC/AMG Holdings Corp. in the merger agreement must be true and correct in all respects, with only such exceptions as, individually or in the aggregate, have not had and would not have a

                  "material adverse effect" on Advantage or KTC/AMG Holdings Corp., disregarding all materiality and similar qualifications; and

         - Kenan must receive a certificate signed by the chief executive officer and chief financial officer of Advantage and KTC/AMG Holdings Corp. to the effect that the foregoing conditions have been satisfied.

         Under the merger agreement, a "material adverse effect" on any party means a material adverse effect on the party's financial condition, business, properties or results of operations or on the party's ability to perform its obligations under the merger agreement. However, a "material adverse effect" would not include any event, occurrence or development arising out of general economic conditions or generally affecting the industries in which Kenan or Advantage operates. With respect to Kenan, a "material adverse effect" also would not include any event, occurrence or development in Kenan's business attributable solely to actions taken by KTC/AMG Holdings Corp.

         Because of these conditions, the merger may not occur even if it is approved by the shareholders of Kenan.

REPRESENTATIONS AND WARRANTIES

         In the merger agreement, Kenan has made representations and warranties regarding, among other things:

         -        its organization, power and authority;

         - the required corporate action necessary to approve the merger agreement and consummate the merger, and the enforceability of the merger agreement against Kenan;

         - the governmental authorizations necessary to consummate the merger;

         - the absence of conflicts between the merger agreement and Kenan's articles of incorporation and bylaws, any applicable law, and Kenan's permits and contracts, and the absence of any right of termination or modification, necessary consents and required payments under any of Kenan's permits or contracts;

         - Kenan's capitalization, filings with the Securities and Exchange Commission, including this proxy statement, and financial statements;

         - the absence of certain changes in the business of Kenan since September 30, 2000;

         -        the absence of undisclosed liabilities and litigation;

         - Kenan's compliance with laws and agreements relating to taxes and employee benefit plans, and the absence of undisclosed liabilities for taxes or under employee benefit plans;

         - Kenan's compliance with laws, Kenan's possession of necessary permits and licenses, and Kenan's compliance with those permits and licenses;

         -        the validity of existing contracts and agreements;

         - the absence of any undisclosed brokerage, finder's or similar fees or commissions;

         - Kenan's compliance with all environmental laws, and the absence of undisclosed liabilities under those laws;

         -        Kenan's title to its assets and the condition of those assets;
                  and

         - the absence of undisclosed contracts, unlawful business practices and undisclosed anti-takeover statutes.

         Advantage and KTC/AMG Holdings Corp. have made representations and warranties in the merger agreement regarding, among other things:

         -        their respective organization, power and authority;

         - the required corporate action necessary to approve the merger agreement and consummate the merger, and the enforceability of the merger agreement against Advantage, KTC/AMG Holdings Corp. and KTC Acquisition Corp.;

         - the governmental authorizations necessary to consummate the merger;

         - the absence of conflicts between the merger agreement and the articles of incorporation and bylaws of Advantage, KTC/AMG Holdings Corp. and KTC Acquisition Corp., any applicable law, and any of their respective permits or contracts, and the absence of any right of termination or modification, necessary consents and required payments under their respective permits or contracts;

         -        the absence of undisclosed litigation;

         - the accuracy of the information supplied by Advantage, KTC/AMG Holdings Corp. and KTC Acquisition Corp. for inclusion in this proxy statement; and

         - the delivery of all commitment letters obtained by Advantage in connection with the merger agreement, the availability of proceeds to consummate the merger and the absence of any fact, occurrence or condition that would cause any financing letter to be terminated or ineffective or any of the conditions therein not to be met.

         The representations and warranties of the parties in the merger agreement will expire upon completion of the merger.

COVENANTS

         In the merger agreement, Kenan has agreed that prior to the effective time of the merger, it will conduct its business in the ordinary course consistent with past practice and will use its reasonable best efforts to preserve intact its relationships with customers, suppliers, creditors and business partners and to keep available the services of its officers and employees. Kenan has also agreed that, without the prior approval of KTC/AMG Holdings Corp., it will not:

         -        amend its articles of incorporation or bylaws;

         - adjust or reclassify its capital structure, or adopt a plan to liquidate, dissolve, merge, consolidate, restructure, recapitalize or otherwise reorganize;

         - make any investment in or acquisition of any business, except for acquisitions for cash not in excess of $250,000 in the aggregate and capital expenditures permitted under the agreement;

         - sell, lease or otherwise dispose of assets, except in the ordinary course of business consistent with past practice;

         - declare, set aside or pay any dividend or make any other distribution in respect of any of its shares of capital stock, other than cash dividends in an amount not in excess of $0.0775 per share per calendar quarter;

         - issue any additional shares of capital stock or any options, warrants or other rights to acquire shares of capital stock, other than the issuance of shares upon exercise of options granted under Kenan's long-term incentive plan;

         -        purchase or redeem any of its capital stock;

         -        move or close its headquarters;

         - enter into or commit to a new lease or purchase any real estate, except as otherwise permitted by the merger agreement, or enter into any contract, modify any material contract or waive any material rights or claims, other than in the ordinary course of business;

         - make any capital expenditure other than those committed to as of the date of the merger agreement, which in the aggregate are not more than $5,000,000;

         - incur any indebtedness for borrowed money or guarantee any indebtedness of a third party, other than in the ordinary course of business consistent with past practice, or make any investment in any person, other than as otherwise permitted by the merger agreement;

         - change any tax election, change any tax accounting period, change any method of tax accounting, file an amended tax return, and take certain other actions regarding taxes, if such actions would materially increase the tax liability of Kenan;

         - increase the compensation or benefits of any director, officer or employee, except for normal increases in the ordinary course of business consistent with past practice, accelerate the vesting or payment of any compensation or benefit, except as required by existing agreements, or hire any employee with an annual compensation level in excess of $100,000, subject to certain exceptions;

         - amend any employee benefit plan, or adopt any new employee benefit plan;

         - pay, discharge, settle or satisfy any claims, litigation or liabilities, other than in the ordinary course of business consistent with past practice or in accordance with their terms, or agree to modify any confidentiality, standstill or similar agreement;

         - accelerate any income, postpone any expense or reverse any reserve, except on a basis consistent with past practice;

         - revalue in any material respect any assets, other than as required by generally accepted accounting principles;

         - voluntarily permit any material insurance policy to be canceled or terminated;

         - take any action that would materially impair the ability of Kenan, KTC/AMG Holdings Corp. or KTC Acquisition Corp. to consummate the merger;

         -        agree or commit to do the foregoing; or

         - take any action that would make any representation and warranty of Kenan inaccurate.

         Each party also has agreed to provide prompt notice to the other upon obtaining knowledge of:

         - any notice or other communication from any person alleging that the consent of such person is required in connection with the merger;

         - any notice or other communication from any governmental authority in connection with the merger;

         - any representation or warranty made by it contained in the merger agreement becoming untrue, if it would have, individually or in the aggregate with other representations and warranties that are untrue, a material adverse effect on the party giving notice;

         - the failure by it to perform in any material respect any of its obligations, covenants or agreements contained in the agreement, if the failure to do so has had or would have a material adverse effect on the party giving notice; and

         - knowledge of a material breach by the other party of its representations, warranties and covenants.

         In addition, the merger agreement requires Kenan to notify KTC/AMG Holdings Corp. of:

         - any notice of, or other communications relating to, a default or event that, with notice or lapse of time or both, would become a default under any material agreement of Kenan or any other agreement, if such default, individually or collectively with other defaults, has had or would have a material adverse effect on Kenan; and

         - any actions, suits, claims, investigations or proceedings that are commenced or threatened against Kenan relating to the merger;

         The merger agreement also requires KTC/AMG Holdings Corp. to notify Kenan if:

         - any actions, suits, claims, investigations or proceedings are commenced or threatened against it relating to the merger; or

         - any fact, occurrence or condition occurs that would cause or be reasonably likely to cause the financing commitments obtained by Advantage in connection with the merger to be terminated or ineffective, or any of the conditions contained in such letters not to be met.

AGREEMENT NOT TO SOLICIT OTHER ACQUISITION PROPOSALS

         Under the terms of the merger agreement, Kenan has agreed not to, and to cause its officers, directors, employees, investment bankers, consultants or other agents not to:

         - take any action to solicit, initiate, encourage or facilitate the making of any "acquisition proposal" or inquiry with respect to an "acquisition proposal";

         - engage in discussions or negotiations with any person regarding an "acquisition proposal"; or

         - disclose any nonpublic information relating to Kenan or afford access to the properties, books or records of Kenan to any person that has made an "acquisition proposal."

         Under the merger agreement, an "acquisition proposal" means any proposal for, or any indication of interest in:

         -        a merger or other business combination involving Kenan;

         - the acquisition of an equity interest in, or a substantial portion of the assets of, Kenan, subject to certain exceptions;

         - any similar transaction the effect of which would be reasonably likely to prohibit, restrict or delay consummation of the merger.

         Under the provisions of the merger agreement, Kenan may furnish nonpublic information to, afford access to its properties, books and records and enter into discussions and negotiations with any person in connection with a bona fide acquisition proposal if:

         - Kenan has complied with the nonsolicitation provisions of the merger agreement;

         - the board of directors of Kenan determines in good faith that the acquisition proposal could lead to a "superior proposal" and, after consulting with and taking into account the advice of outside legal counsel, that such action is necessary;

         - prior to taking any actions permitted by the nonsolicitation provisions of the merger agreement, Kenan enters into a confidentiality agreement with the person making the acquisition proposal on terms no less favorable to Kenan than those contained in the confidentiality agreement between Kenan and Advantage, which contains customary standstill provisions; and

         - contemporaneously with furnishing information to the person, Kenan furnishes the same information to KTC/AMG Holdings Corp., to the extent not previously furnished.

         Under the merger agreement, a "superior proposal" means any bona fide acquisition proposal on terms that the board of directors of Kenan determines in its good faith judgment, after consulting with and taking into account the advice of its financial advisor and taking into account all the terms and conditions of the acquisition proposal, are more favorable to Kenan's shareholders than the merger agreement taken as a whole, and for which financing, to the extent required, is then fully committed or reasonably determined to be available.

         The merger agreement requires Kenan to notify KTC/AMG Holdings Corp. promptly after Kenan has received an acquisition proposal or any amendment or change in any previously received acquisition proposal. Kenan must also notify KTC/AMG Holdings Corp. if anyone who has made or is considering making an acquisition proposal requests nonpublic information or access to the properties, books or records of Kenan. Kenan must promptly provide KTC/AMG Holdings Corp. with copies of any proposals, indications of interest, draft agreements and correspondence relating to the acquisition proposal.

EXPENSES

         The parties have agreed to pay their respective costs and expenses in connection with the merger. Kenan has agreed to pay one-half of the fee payable in connection with filing notices under the Hart-Scott-Rodino Antitrust Improvements Act. Kenan will pay all costs associated with preparing and mailing this proxy statement to its shareholders.

TERMINATION OF THE MERGER AGREEMENT

         The merger agreement may be terminated by the mutual consent of Kenan, KTC/AMG Holdings Corp. and KTC Acquisition Corp.

         Any party may terminate the merger agreement if:

         -        the merger has not been consummated by June 30, 2001;

         - Kenan's shareholders have not approved the merger as required by North Carolina law; or

         - consummation of the merger would be prohibited by any law or regulation or if any injunction, judgment, order or decree enjoining Kenan or KTC/AMG Holdings Corp. from consummating the merger is entered and the injunction, judgment, order or decree has become final and nonappealable.

         The merger agreement may be terminated by Kenan:

         - if the board of directors of Kenan has received an acquisition proposal which the board has determined is a superior proposal, provided Kenan has:

                  - given KTC/AMG Holdings Corp. at least 72 hours' advance notice;

                  - during such 72-hour period, Kenan has negotiated in good faith with KTC/AMG Holdings Corp. if it so requests to make such adjustments as would enable Kenan to proceed with a transaction with Advantage; and

                  - if required, Kenan has paid the termination fee, as described below; and

         - upon a breach of any representation, warranty, covenant or agreement of KTC/AMG Holdings Corp., or if any representation or warranty of Advantage or KTC/AMG Holdings Corp. becomes untrue, in either case if the breach or misrepresentation is not cured within 30 days after written notice from Kenan such that the conditions to Kenan's obligation to consummate the merger would be incapable of being satisfied by June 30, 2001.

KTC/AMG Holdings Corp. may terminate the merger agreement:

         - if the Kenan board of directors has withdrawn, modified or changed in a manner adverse to KTC/AMG Holdings Corp. its approval or recommendation of the merger or has recommended a superior proposal with a person other than KTC/AMG Holding Corp., Kenan has entered into a definitive agreement providing for a superior proposal with a person other than KTC/AMG Holdings Corp., or the Kenan board has resolved to do any of the foregoing;

         - upon a breach of any representation, warranty, covenant or agreement by Kenan, or if any representation or warranty of Kenan becomes untrue, in either case if the breach or misrepresentation or warranty is not cured within a reasonable period of time after written notice from KTC/AMG Holdings Corp. such that the conditions to KTC/AMG Holdings Corp.'s obligation to consummate the merger would be incapable of being satisfied by June 30, 2001; or

         - upon a knowing, willful and material breach of the nonsolicitation provisions of the merger agreement by any member of the board of directors of Kenan or any of Kenan's financial or legal advisors, if the breach has not been cured within a reasonable time after written notice by KTC/AMG Holdings Corp.

         Unless all parties consent to the termination of the merger agreement, no party may terminate the merger agreement if its failure to fulfill its obligations or to comply with its covenants under the agreement has been the cause of, or resulted in, the failure to satisfy any conditions to the obligations of any party under the merger agreement.

TERMINATION FEE

         If the merger agreement is terminated:

         - by Kenan because it has received an acquisition proposal that the board of directors has determined is a superior proposal; or

         - by KTC/AMG Holdings Corp. because the board of directors of Kenan has withdrawn, modified or changed in a manner adverse to KTC/AMG Holdings Corp. its approval or recommendation of the merger agreement, if Kenan has recommended a superior proposal with another person, if Kenan has entered into a definitive agreement for a superior proposal with another person, or the board of directors of Kenan has resolved to do any of the foregoing, then Kenan will be required to pay to KTC/AMG Holdings Corp. a termination fee of $3,500,000 and to reimburse KTC/AMG Holdings Corp. for all of its documented out-of-pocket expenses incurred in connection with the merger agreement up to an aggregate of $750,000.

         Kenan will also be required to pay to KTC/AMG Holdings Corp. a termination fee of $3,500,000 and to reimburse it for its documented out-of-pocket expenses up to an aggregate of $750,000 if:

         -        the merger agreement is terminated by:

                  - Kenan or KTC/AMG Holdings Corp. because the shareholders of Kenan failed to approve the merger agreement as required by North Carolina law; or

                  - KTC/AMG Holdings Corp. because Kenan has willfully and materially breached any representation, warranty, covenant or agreement, and the breach is not cured within a reasonable time after written notice from KTC/AMG Holdings Corp;

                  - prior to the termination, a bona fide acquisition proposal was communicated in writing to the board of directors of Kenan, publicly disclosed or made directly to Kenan's shareholders or any person has publicly announced or communicated in writing to the Kenan board of directors an intention to make a bona fide acquisition proposal; and

                  - within nine months of such termination, Kenan enters into a definitive agreement with respect to any acquisition proposal or an acquisition proposal is consummated.

         In addition, if KTC/AMG Holdings Corp. terminates the merger agreement because the board of directors of Kenan or its financial or legal advisors have knowingly, willfully and materially breached the nonsolicitation provisions of the merger agreement and the breach has not been cured within a reasonable time after written notice from KTC/AMG Holdings Corp., Kenan will be required to pay KTC/AMG Holdings Corp. an amount equal to $1,750,000 and to reimburse it for its documented out-of-pocket expenses up to $750,000. However, in no event will the aggregate payment by Kenan under these provisions be more than $2,125,000.

         The merger agreement provides that if KTC/AMG Holdings Corp. successfully brings an action to enforce its rights to the foregoing payments, then Kenan will be required to reimburse KTC/AMG Holdings Corp. for its reasonable fees and expenses in connection with the proceeding and will be required to pay KTC/AMG Holdings Corp. interest on the amount of such payments from the date the amounts become payable to the date of payment at the prime rate of interest.

AMENDMENT AND WAIVER

         Subject to the provisions of applicable law, the merger agreement may be modified or amended, and its provisions waived, by written agreement of the parties. However, after approval of the merger by the shareholders of Kenan, there may not be any amendment that by law requires the approval of Kenan's shareholders unless such approval is obtained.

JOINT AND SEVERAL LIABILITY

         Under the merger agreement, Advantage Management Holdings Corp., KTC/AMG Holdings Corp. and KTC Acquisition Corp. have agreed to be jointly and severally liable for all covenants, agreements, obligations and representations and warranties made by any of them in the merger agreement.

VOTING AGREEMENTS

         Kenan's two largest shareholders, which are trusts for the benefit of the family members of its deceased founder, Frank H. Kenan, and all directors and executive officers of Kenan who own Kenan shares have entered into voting agreements under which they have agreed to vote all their Kenan shares in favor of the merger and against any other proposal that would reasonably be expected to materially impair or delay the completion of the merger. Under the agreements, these shareholders also have agreed not to sell, tender, transfer or dispose of their Kenan shares other than in the merger. The voting agreements will automatically terminate if the merger agreement terminates, including if the merger agreement is terminated by Kenan so that it may pursue another acquisition proposal. Collectively, these shareholders own almost 58% of Kenan's outstanding shares. Accordingly, their vote in favor of the merger will ensure that it is approved by the shareholders of Kenan.


                             ADDITIONAL INFORMATION


INFORMATION ABOUT KENAN

         Kenan provides logistics and transportation services to the petroleum industry nationwide and transportation services for propane gas and chemicals primarily in the southeastern United States. At December 31, 2000, Kenan had a fleet of 730 tractors and 1,028 trailers.

         Kenan was organized as a North Carolina corporation in 1949. Its principal executive offices are located at University Square - West, 143 W. Franklin Street, Chapel Hill, North Carolina 27516-3910. Its telephone number is
(919) 967-8221.

INFORMATION ABOUT ADVANTAGE

         Advantage Management Holdings Corp. provides logistics and transportation services to the petroleum and chemical industries. Advantage is a Delaware corporation, and its principal executive offices are located at 4895 Dressler Road North West, Canton, Ohio 44718. Advantage's telephone number is
(330) 491-1471.

STOCK OWNERSHIP

         The following table shows, as of April __, 2001, the number of Kenan shares beneficially owned by each director, executive officer and person known by us to own more than five percent of the outstanding Kenan shares, and by all directors and executive officers as a group:

                                                          Percent of Outstanding
                    Name                Number of Shares         Shares
--------------------------------------------------------------------------------

Frank H. Kenan 1988 Trust (1)(2)           789,360               32.6%
1965 Trust established by Sarah
  Graham Kenan (1)(3)                      300,000               12.4%
Royce & Associates, Inc. (4)               208,830                8.6%
Franklin Resources, Inc. (5)               130,800                5.4%
Lee P. Shaffer (1)(6)                      333,805               13.1%
Owen H. Kenan (1)(7)(8)(9)(10)              32,820                1.4%
Thomas S. Kenan, III (1)(7)(8)(9)           36,000                1.5%
William L. Boone (1)(11)                   116,169                4.6%
William P. Prevost (1)(12)                  40,000                1.6%
James H. Reid (1)(13)                       37,000                1.5%
Gary J. Knutson (1)(14)                     40,194                1.6%
John E. Krovic (1)(15)                      34,259                1.4%
Lee Shaffer III (1)(16)                     33,034                1.4%
William C. Friday (1)                        1,100                 *
William O. McCoy                                 0                 -
Paul J. Rizzo                                    0                 -
Braxton Schell (1)(7)                        1,000                 *
Kenneth M. Younger (1)                         500                 *
All directors and executive officers       710,881               25.2%
   as a group (14 persons) (7)(8)(17)


--------------------

* Represents less than one percent.

(1) These shareholders have agreed to vote their Kenan shares in favor of the merger.

(2) The trustees of the Frank H. Kenan 1988 Trust are: Elizabeth P. Kenan, Thomas S. Kenan, III, Owen G. Kenan, Elizabeth Kenan Howell, Annice Hawkins Kenan and Braxton Schell. The trust's address is 100 Europa Drive, Suite 525, Chapel Hill, North Carolina 27514.

(3)      The trustees of the 1965 Trust established by Sarah Graham Kenan are:
         Thomas S. Kenan, III, Owen G. Kenan, Elizabeth Kenan Howell and Morgan Guaranty Trust Company of New York. The trust's address is 345 Park Avenue, New York, New York 10154-1002.

(4) Based on information contained in a Schedule 13G as of December 31, 2000. The address of Royce & Associates, Inc. is 1414 Avenue of the Americas, New York, New York 10019.

(5) Based on information contained in a Schedule 13G as of December 31, 2000. Franklin Resources, Inc.'s address is 777 Mariners Island Blvd., San Mateo, California 94453.

(6) Includes 160,900 shares covered by options that have been granted to Mr. Shaffer, the unvested portion of which will become exercisable in connection with the merger. Mr. Shaffer's address is Post Office Box 2729, Chapel Hill, North Carolina 27515.

(7) The shares shown as beneficially owned by Owen G. Kenan, Thomas S. Kenan, III, Braxton Schell and all directors and executive officers as a group do not include any shares owned by the Frank H. Kenan 1988 Trust.

(8) The shares shown as beneficially owned by Owen H. Kenan, Thomas S. Kenan, III and all directors and executive officers as a group do not include any shares owned by the 1965 Trust established by Sarah Graham Kenan.

(9) The shares shown as beneficially owned by Owen G. Kenan and Thomas S. Kenan, III do not include 18,900 shares held by The Kenan Family Foundation, a non-profit corporation of which Owen G. Kenan and Thomas
         S. Kenan, III are two of six directors.

(10) Includes 1,380 shares owned by Owen G. Kenan's wife, 10,950 shares held by his wife as custodian for their children and 11,490 shares held by a trust of which Mr. Kenan serves as a trustee.

(11) Includes 72,300 shares covered by options that have been granted to Mr. Boone, the unvested portion of which will become exercisable in connection with the merger.

(12) Includes 38,500 shares covered by options that have been granted to Mr. Prevost, the unvested portion of which will become exercisable in connection with the merger.

(13) Includes 35,500 shares covered by options that have been granted to Mr. Reid, the unvested portion of which will become exercisable in connection with the merger.

(14) Includes 30,700 shares covered by options that have been granted to Mr. Knutson, the unvested portion of which will become exercisable in connection with the merger.

(15) Includes 30,700 shares covered by options that have been granted to Mr. Krovic, the unvested portion of which will become exercisable in connection with the merger.

(16) Includes 29,600 shares covered by options that have granted to Mr. Shaffer III, the unvested portion of which will become exercisable in connection with the merger.

(17) Includes 398,200 shares covered by options that have been granted to executive officers, the unvested portion of which will become exercisable in connection with the merger.

SHAREHOLDER PROPOSALS

         Our annual meeting of shareholders is normally held in May of each year. We have postponed indefinitely the date of the annual meeting of shareholders initially scheduled to be held on May 7, 2001. If the proposal to approve the merger is not approved at the special meeting, we expect to hold our 2001 annual meeting of shareholders in July 2001. Proposals of shareholders intended to be presented at the annual meeting of shareholders must be submitted, by registered or certified mail, to the attention of the Kenan's secretary at our principal executive offices by June 1, 2001 to be considered for inclusion in our proxy statement and form of proxy for the annual meeting. If a proposal is submitted after that date, proxies will have the authority to vote in their discretion on the proposal.

FORWARD-LOOKING INFORMATION

         The following cautionary statement identifies important factors that could cause Kenan's actual results to differ materially from those projected in forward-looking statements included in this proxy statement. Except for the historical information, the matters discussed in this proxy statement may be deemed forward-looking statements. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often characterized by the use of qualifying words (and their derivatives) such as "expect," "believe," "plan," "project," or other statements concerning our opinions or judgment about future events. Our future results may be affected by a number of factors that include but are not limited to: general economic conditions such as inflation and interest rates; competitive conditions within our markets, including adverse changes in demand for trucking services, pricing pressure, availability of drivers and fuel prices; our ability to sell services profitably, increase market share and manage expenses relative to revenue growth; changes in governmental regulation; changes in trucking transportation and logistic industries; and changes in our labor relations or other unforeseeable circumstances.

                                                                      APPENDIX A













                          AGREEMENT AND PLAN OF MERGER


                                      AMONG



                      ADVANTAGE MANAGEMENT HOLDINGS CORP.,



                             KTC/AMG HOLDINGS CORP.,



                             KENAN TRANSPORT COMPANY



                                       AND



                              KTC ACQUISITION CORP.





                                January 25, 2001

                                TABLE OF CONTENTS

                                                                                                               PAGE


                                    ARTICLE I

                                   THE MERGER
Section 1.1       The Merger......................................................................................8
Section 1.2       Articles of Incorporation.......................................................................9
Section 1.3       Bylaws..........................................................................................9
Section 1.4       Directors and Officers..........................................................................9

                                   ARTICLE II

                            CONVERSION OF SECURITIES

Section 2.1       Conversion of Securities........................................................................9
Section 2.2       Surrender of Certificates......................................................................10
Section 2.3       No Further Ownership Rights in Company Common Stock............................................11
Section 2.4       Lost, Stolen or Destroyed Certificates.........................................................11
Section 2.5       Withholding Rights.............................................................................11
Section 2.6       Adjustments....................................................................................12

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF COMPANY

Section 3.1       Organization and Power.........................................................................12
Section 3.2       Corporate Authorization........................................................................13
Section 3.3       Governmental Authorization.....................................................................13
Section 3.4       Non-Contravention..............................................................................14
Section 3.5       Capitalization of Company......................................................................14
Section 3.6       Capitalization of Subsidiaries.................................................................15
Section 3.7       SEC Filings....................................................................................15
Section 3.8       Financial Statements...........................................................................16
Section 3.9       Disclosure Documents...........................................................................16
Section 3.10      Absence of Certain Changes.....................................................................16
Section 3.11      No Undisclosed Material Liabilities............................................................18
Section 3.12      Litigation.....................................................................................18
Section 3.13      Taxes..........................................................................................19
Section 3.14      Employee Benefit Plans; ERISA..................................................................20
Section 3.15      Compliance with Laws...........................................................................22
Section 3.16      Licenses and Permits...........................................................................22
Section 3.17      No Default.....................................................................................22
Section 3.18      Finders' Fees..................................................................................22
Section 3.19      Environmental Matters..........................................................................23
Section 3.20      Title to and Condition of Assets...............................................................23
Section 3.21      Material Contracts.............................................................................24
Section 3.22      Absence of Certain Business Practices..........................................................24

Section 3.23      Opinion of Financial Advisor...................................................................24
Section 3.24      Takeover Statutes..............................................................................24

                                   ARTICLE IV

             REPRESENTATIONS AND WARRANTIES OF ADVANTAGE AND PARENT

Section 4.1       Organization and Power.........................................................................25
Section 4.2       Corporate Authorization........................................................................25
Section 4.3       Governmental Authorization.....................................................................25
Section 4.4       Non-Contravention..............................................................................25
Section 4.5       Litigation.....................................................................................26
Section 4.6       Information Supplied...........................................................................26
Section 4.7       Financing......................................................................................26

                                    ARTICLE V

                                    COVENANTS

Section 5.1       Conduct of Company.............................................................................27
Section 5.2       Shareholder Meeting, Proxy Materials...........................................................29
Section 5.3       Access to Information..........................................................................30
Section 5.4       No Solicitation................................................................................30
Section 5.5       Notice of Certain Events.......................................................................32
Section 5.6       Reasonable Best Efforts........................................................................33
Section 5.7       Cooperation....................................................................................34
Section 5.8       Public Announcements...........................................................................34
Section 5.9       Further Assurances.............................................................................34
Section 5.10      Director and Officer Liability.................................................................35
Section 5.11      Obligations of Merger Subsidiary...............................................................36
Section 5.12      Antitakeover Statutes..........................................................................37
Section 5.13      Employee Benefits..............................................................................37
Section 5.14      Integration Team...............................................................................37

                                   ARTICLE VI

                            CONDITIONS TO THE MERGER

Section 6.1       Conditions to the Obligations of Each Party....................................................37
Section 6.2       Conditions to the Obligations of Parent and Merger Subsidiary..................................37
Section 6.3       Conditions to the Obligations of Company.......................................................38

                                   ARTICLE VII

                                   TERMINATION

Section 7.1       Termination....................................................................................38
Section 7.2       Effect of Termination..........................................................................40
Section 7.3       Payments.......................................................................................40

                                  ARTICLE VIII

                                  MISCELLANEOUS
Section 8.1       Notices........................................................................................41
Section 8.2       Entire Agreement; Non-Survival of Representations and Warranties; Third Party Beneficiaries....43
Section 8.3       Amendments; No Waivers.........................................................................43
Section 8.4       Successors and Assigns.........................................................................43
Section 8.5       Governing Law..................................................................................43
Section 8.6       Jurisdiction...................................................................................43
Section 8.7       Waiver Of Jury Trial...........................................................................44
Section 8.8       Counterparts; Effectiveness....................................................................44
Section 8.9       Interpretation.................................................................................44
Section 8.10      Severability...................................................................................44
Section 8.11      Specific Performance...........................................................................45
Section 8.12      Joint and Several Liability....................................................................45



EXHIBITS

Exhibit A.........Voting Agreement
Exhibit B.........Plan of Merger

                                  DEFINED TERMS

         "1933 Act" has the meaning given to it in SECTION 3.7(c).

         "1934 Act" has the meaning given to it in SECTION 3.3.


         "Acquisition Proposal" has the meaning given to it in SECTION 5.4.

         "Advantage" has the meaning given to it in the introduction to the Agreement.

         "Advantage Confidentiality Agreement" has the meaning given to it in
SECTION 5.3.

         "Agreement" has the meaning given to it in the introduction to the Agreement.

         "Antitrust Law" has the meaning given to it in SECTION 5.6(b).

         "Certificates" has the meaning given to it in SECTION 2.2(c).

         "Closing" has the meaning given to it in SECTION 1.1(b).

         "Closing Date" has the meaning given to it in SECTION 1.1(b).

         "Code" has the meaning given to it in SECTION 2.5.

         "Company 10-Q" has the meaning given to it in SECTION 3.8.

         "Company" has the meaning given to it in the introduction to the Agreement.

         "Company Agreement" has the meaning given to it in SECTION 3.4.

         "Company Balance Sheet Date" has the meaning given to it in SECTION
3.8.

         "Company Benefit Plans" has the meaning given to it in SECTION 3.14(a).

         "Company Board" has the meaning given to it in SECTION 3.2(b).

         "Company Common Stock" has the meaning given to it in the Background Statement to this Agreement.

         "Company Disclosure Schedule" has the meaning given to it in SECTION
3.1.

         "Company Financial Advisor" has the meaning given to it in SECTION
3.18.

         "Company Incentive Plan" has the meaning given to it in SECTION 2.1(d).

         "Company Proxy Statement" has the meaning given to it in SECTION 3.9.

         "Company Requisite Vote" has the meaning given to it in SECTION 3.2(a).

         "Company SEC Documents" has the meaning given to it in SECTION 3.7(a).

         "Company Securities" has the meaning given to it in SECTION 3.5(a).

         "Company Shareholder Approval" has the meaning given to it in SECTION 5.2(a).

         "Company Shareholder Meeting" has the meaning given to it in SECTION 5.2(a).

         "Company Subsidiary Securities" has the meaning given to it in SECTION 3.6.

         "DOJ" has the meaning given to it in SECTION 5.6(c).

         "Effective Time" has the meaning given to it in SECTION 1.1(c).

         "End Date" has the meaning given to it in SECTION 7.1(b)(i).

         "Environmental Laws" has the meaning given to it in SECTION 3.19(b)(i).

         "Environmental Liabilities" has the meaning given to it in SECTION 3.19(b)(ii).

         "ERISA" has the meaning given to it in SECTION 3.14(a).

         "ERISA Affiliate" has the meaning given to it in SECTION 3.14(a).

         "Expenses" has the meaning given to it in SECTION 7.3(b).

         "Financing Letters" has the meaning given to it in SECTION 4.7.

         "FTC" has the meaning given to it in SECTION 5.6(c).

         "GAAP" has the meaning given to it in SECTION 3.8.

         "Governmental Authority" has the meaning given to it in SECTION 3.3.

         "HSR Act" has the meaning given to it in SECTION 3.3.

         "Hazardous Substances" has the meaning given to it in SECTION 3.19(b)(iii).

         "Indemnified Party" has the meaning given to it in SECTION 5.10(a).

         "Indemnified Parties" has the meaning given to it in SECTION 5.10(a).

         "know" or "knowledge" means, with respect to any party, the actual knowledge of such party's executive officers after commercially reasonable investigation and inquiry, except that no such inquiry of third parties who are not employees of the applicable party or its Subsidiaries shall be required under SECTION 3.17 or SECTION 5.5.

         "Lien" has the meaning given to it in SECTION 3.4.

         "Material Adverse Effect" has the meaning given to it in SECTION 3.1.

         "Material Company Agreement" has the meaning given to it in SECTION
3.21.

         "Merger" has the meaning given to it in SECTION 1.1(a).

         "Merger Consideration" has the meaning given to it in SECTION 2.1(a).

         "Merger Subsidiary" has the meaning given to it in the introduction to the Agreement.

         "NCBCA" has the meaning given to it in SECTION 1.1(a).

         "Options" has the meaning given to it in SECTION 2.1(d).

         "Parent" has the meaning given to it in the introduction to the Agreement.

         "Payment Agent" has the meaning given to it in SECTION 2.2(a).

         "Payment Funds" has the meaning given to it in SECTION 2.2(b).

         "Permits" has the meaning given to it in SECTION 3.16.

         "Permitted Liens" has the meaning given to it in SECTION 3.4.

         "person" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the 1934 Act).

         "Plan of Merger" has the meaning given to it in SECTION 3.2(b).

         "Proceeding" has the meaning given to it in SECTION 3.12.

         "SEC" has the meaning given to it in SECTION 3.7(a).

         "Service" has the meaning given to it in SECTION 3.13(c).

         "Subsidiary" means when used with reference to any entity, any corporation or other organization, whether incorporated or unincorporated, (i) of which such party or any other subsidiary of such party is a general or managing partner or (ii) the outstanding voting securities or interests of which, having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization, is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries.

         "Superior Proposal" has the meaning given to it in SECTION 5.4.

         "Surviving Corporation" has the meaning given to it in SECTION 1.1(a).

         "Takeover Statute" has the meaning given to it in SECTION 3.24.

         "Tax Return" has the meaning given to it in SECTION 3.13.

         "Taxes" has the meaning given to it in SECTION 3.13.

         "Taxing Authority" has the meaning given to it in SECTION 3.13.

         "Termination Fee" has the meaning given to it in SECTION 7.3(b).

         "Voting Agreement" has the meaning given to it in the Background Statement to this Agreement.

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of January 25, 2001, among ADVANTAGE MANAGEMENT HOLDINGS CORP., a Delaware corporation ("Advantage"), KTC/AMG HOLDINGS CORP., a Delaware corporation ("Parent"), KENAN TRANSPORT COMPANY, a North Carolina corporation ("Company"), and KTC ACQUISITION CORP., a North Carolina corporation and a wholly-owned subsidiary of Parent ("Merger Subsidiary").

                              BACKGROUND STATEMENT

         The respective Boards of Directors of Advantage, Parent and Company have (i) each determined that it is in the best interest of their respective companies and shareholders for Parent to acquire Company upon the terms and subject to the conditions set forth herein and (ii) approved the merger of Merger Subsidiary with and into Company on the terms and conditions set forth herein. Pursuant to the Merger, among other things, each issued and outstanding share of the common stock, no par value, of Company ("Company Common Stock") issued and outstanding immediately prior to the effective time, other than shares held directly by Parent and Merger Subsidiary, will be converted into the right to receive in cash the Merger Consideration. The parties hereto desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with the transactions contemplated hereby.

         Concurrently with the execution of this Agreement, and as a condition and inducement to Parent's willingness to enter into this Agreement, the Frank
H. Kenan 1988 Trust, the 1965 Trust established by Sarah Graham Kenan for the benefit of the family of Frank H. Kenan and certain directors and executive officers of Company are executing and delivering to Parent an agreement substantially in the form of EXHIBIT A hereto (the "Voting Agreement"), pursuant to which, among other things, each such person is agreeing to vote all of the shares of Company Common Stock owned, beneficially or of record, by him, her or it to approve the Merger.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the respective undertakings, conditions, representations, warranties, covenants, and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I


                                   THE MERGER

         SECTION 1.1 THE MERGER.


         (a) Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Subsidiary shall be merged (the "Merger") with and into Company in accordance with the North Carolina Business Corporation Act, as amended ("NCBCA"), whereupon the separate existence of Merger Subsidiary shall cease and Company shall continue as the surviving corporation (the "Surviving Corporation").

         (b) Upon the terms and subject to the conditions of this Agreement, the closing of the Merger (the "Closing") shall take place at 10:00 a.m. on a date (the "Closing Date") which shall be no later than the second business day after satisfaction or waiver (subject to applicable law) of the conditions set forth in ARTICLE VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, or at such other time, date or place as agreed to in writing by the parties hereto.

         (c) Upon the Closing, Company and Merger Subsidiary shall deliver to the North Carolina Secretary of State for filing articles of merger, with the Plan of Merger attached thereto, with regard to the Merger in accordance with the NCBCA, and make all other filings or recordings required by the NCBCA in connection with the Merger. The Merger shall become effective at the time of filing of the articles of merger or at such later time as is agreed to by Parent and Company and specified in the articles of merger (the "Effective Time"). The Merger shall have the effects set forth in Section 55-11-06 of the NCBCA.

         SECTION 1.2 ARTICLES OF INCORPORATION. Subject to the last sentence of SECTION 5.10(B), the articles of incorporation of Company in effect at the Effective Time shall be the articles of incorporation of the Surviving Corporation until amended in accordance with applicable law.

         SECTION 1.3 BYLAWS. Subject to the last sentence of SECTION 5.10(B), the bylaws of Merger Subsidiary in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law.

         SECTION 1.4 DIRECTORS AND OFFICERS. From and after the Effective Time until their successors are duly elected or appointed and qualified in accordance with the NCBCA and the articles of incorporation and bylaws of the Surviving Corporation, (a) the directors of Merger Subsidiary at the Effective Time shall be the directors of the Surviving Corporation and (b) the officers of Company at the Effective Time shall be the officers of the Surviving Corporation.

                                   ARTICLE II


                            CONVERSION OF SECURITIES

         SECTION 2.1 CONVERSION OF SECURITIES. As of the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of Parent, Merger Subsidiary or Company:

         (a) Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock held directly by Parent or Merger Subsidiary) automatically shall be converted into the right to receive, pursuant to the provisions of this
SECTION 2.1, $35 in cash without interest (the "Merger Consideration").

         (b) Cancellation of Certain Shares. Each share of Company Common Stock held directly by Parent and Merger Subsidiary immediately prior to the Effective Time shall be cancelled and extinguished, and no consideration shall be delivered therefor.

         (c) Capital Stock of Merger Subsidiary. Each share of common stock, no par value, of Merger Subsidiary issued and outstanding immediately prior to the Effective Time shall automatically be converted into one validly issued, fully paid and nonassessable share of common stock, no par value, of the Surviving Corporation.

         (d) Employee Stock Options. Each holder of an outstanding employee stock option to purchase shares of Company Common Stock (the "Options") granted under the Company's 1998 Long-Term Incentive Plan (the "Company Incentive Plan") has agreed that, at or immediately prior to the Effective Time, each such Option that has not been exercised prior to such time shall be cancelled, and each such holder of any such Option shall be paid by Parent or the Surviving Corporation for each such Option an amount determined by multiplying (x) the excess, if any, of the Merger Consideration over the applicable per share exercise price of such Option by (y) the number of shares of Company Common Stock such holder could have purchased (assuming full vesting of all Options) had such holder exercised such Option in full immediately prior to the Effective Time. Such payment shall be made promptly (but not later than ten business days) after the Effective Time.

         SECTION 2.2      SURRENDER OF CERTIFICATES.

         (a) Payment Agent. Parent shall select a bank or trust company reasonably acceptable to Company to act as the payment agent (the "Payment Agent") in the Merger.

         (b) Parent to Provide Merger Consideration. At the Closing, Parent shall make available to the Payment Agent for payment in accordance with this
ARTICLE II a cash amount equal to the aggregate Merger Consideration payable pursuant to SECTION 2.1 in exchange for outstanding shares of Company Common Stock, to be held by the Payment Agent for the benefit of and distributed to holders of such shares in accordance with this Agreement. The Payment Agent shall agree to hold such funds (the "Payment Funds") for delivery as contemplated herein. If for any reason the Payment Funds are inadequate to pay the Merger Consideration, Parent shall remain liable and shall promptly make available to the Payment Agent additional funds for the payment thereof. The Payment Funds shall not be used for any purpose except as expressly provided in this Agreement. The Payment Funds shall be invested by the Payment Agent as directed by Parent or the Surviving Corporation pending payment thereof by the Payment Agent to the holders of record of shares of Company Common Stock. Earnings from such investment shall be the sole and exclusive property of Parent and the Surviving Corporation, and no part of such earnings shall accrue to the benefit of holders of record of shares of Company Common Stock.

         (c) Exchange Procedures. Promptly after the Effective Time, Parent shall cause the Payment Agent to mail to each holder of record as of the Effective Time of a certificate or certificates (the "Certificates") that immediately prior to the Effective Time represented outstanding shares of Company Common Stock which were converted into the right to receive the Merger Consideration (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon delivery of the Certificates to the Payment Agent and shall be in such form and have such other provisions as Parent shall reasonably specify) and (ii) instructions for effecting the exchange of the Certificates for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Payment Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal duly completed and validly executed in accordance with the instructions thereto and such other documents as may reasonably be required, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration in accordance with SECTION 2.1, and the Certificate so surrendered shall forthwith be cancelled. Until so surrendered, each outstanding Certificate will be deemed from and after the Effective Time, for all corporate purposes, to evidence only the right to receive the Merger Consideration attributable to the Company Common Stock represented by each such Certificate. No interest shall be paid or accrued on any amount payable upon surrender of any Certificate. If any portion of the Merger Consideration is to be paid to a person other than the person in whose name the surrendered Certificate is registered, it shall be a condition to such payment that the Certificate so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such payment shall pay to the Payment Agent any transfer or similar other taxes required as a result of such payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the Payment Agent that such tax has been paid or is not payable.

         (d) No Liability. Notwithstanding anything to the contrary in this
SECTION 2.2, none of the Payment Agent, Parent, Merger Subsidiary, the Surviving Corporation or any other party hereto shall be liable to any person in respect of any Merger Consideration for any amount properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

         (e) Termination of Payment Agent. Any Merger Consideration made available to the Payment Agent pursuant to SECTION 2.2(B) which remains undistributed for six months after the Effective Time pursuant to this SECTION
2.2 shall be returned by the Payment Agent to the Surviving Corporation, which shall thereafter act as Payment Agent, and thereafter any holder of unsurrendered Certificates shall look as a general creditor only to Parent and the Surviving Corporation for payment of any funds to which such holder may be due, subject to applicable law.

         SECTION 2.3 NO FURTHER OWNERSHIP RIGHTS IN COMPANY COMMON STOCK. The Merger Consideration paid in exchange for shares of Company Common Stock in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If after the Effective Time Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this ARTICLE II.

         SECTION 2.4 LOST, STOLEN OR DESTROYED CERTIFICATES. If any Certificates shall have been lost, stolen or destroyed, the Payment Agent shall deliver in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration; provided, however, that Parent may, in its discretion and as a condition precedent to such delivery, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

         SECTION 2.5 WITHHOLDING RIGHTS. Each of the Surviving Corporation and Parent shall be entitled, or shall be entitled to cause the Payment Agent, to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations promulgated thereunder, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation, Parent or the Payment Agent, as the case may be, such amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect to which such deduction and withholding was made by the Surviving Corporation, Parent or the Payment Agent, as the case may be.

         SECTION 2.6 ADJUSTMENTS. If prior to the Effective Time there is any change in the outstanding shares of Company Common Stock, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of such shares, or stock dividend thereon, the Merger Consideration shall be appropriately adjusted.

                                  ARTICLE III


                    REPRESENTATIONS AND WARRANTIES OF COMPANY

         Company represents and warrants to Parent that:

         SECTION 3.1 ORGANIZATION AND POWER. Each of Company and its Subsidiaries is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, and has the requisite corporate or other power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on Company.

         For purposes of this Agreement, a "Material Adverse Effect" with respect to Company, Advantage or Parent, as the case may be, means a material adverse effect on (i) the financial condition, business, properties or results of operations of such person and its Subsidiaries, taken as a whole, or (ii) the ability of such person to perform its obligations under or to consummate the transactions contemplated by this Agreement, provided that none of the following shall constitute a Material Adverse Effect: (a) any event, occurrence or development relating to or arising out of general economic conditions; (b) any event, occurrence or development generally affecting the industries in which Company and its Subsidiaries or Advantage and its Subsidiaries operate; or (c) any event, occurrence or development in Company's business after the date hereof attributable solely to actions taken by Parent.

         Section 3.1 of the disclosure schedule delivered by Company to Parent prior to the execution of this Agreement (the "Company Disclosure Schedule") sets forth a complete list of Company's Subsidiaries and a complete and accurate list of all jurisdictions in which Company and each of its Subsidiaries is qualified to do business as a foreign corporation. Company and its Subsidiaries have no investments (whether through acquisition of an equity investment or otherwise) in any person other than a Subsidiary.

         Company has heretofore made available to Parent or its representatives true and complete copies of Company's articles of incorporation and bylaws, and the articles of incorporation and bylaws (or comparable organization documents) of each Subsidiary, in each case as currently in effect.

         SECTION 3.2      CORPORATE AUTHORIZATION.

         (a) The execution, delivery and performance by Company of this Agreement and the consummation by Company of the transactions contemplated hereby are within Company's corporate powers and have been duly authorized by all necessary corporate action required to be taken by Company, except actions by the shareholders as set forth in the next succeeding sentence of this SECTION 3.2(A). The approval by the holders of a majority of the votes entitled to be cast on the Plan of Merger (the "Company Requisite Vote") is the only vote of any class or series of Company's capital stock necessary to approve and adopt this Agreement, the Plan of Merger and the transactions contemplated thereby. This Agreement has been duly executed and delivered by Company and constitutes a valid and binding agreement of Company, enforceable against Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding at equity or at law).

         (b) The Board of Directors of Company (the "Company Board"), at a meeting duly called and held on January 25, 2001, duly adopted resolutions (i) authorizing the execution and delivery of this Agreement, (ii) adopting the plan of merger attached hereto as EXHIBIT B ("Plan of Merger"), (iii) approving the Merger, (iv) determining that the terms of the Merger are fair to and in the best interest of Company and its shareholders and (v) recommending that the shareholders of Company approve this Agreement, the Merger and the Plan of Merger. The Company Board has directed that this Agreement and the Plan of Merger be submitted to the shareholders of Company for their approval. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Company Board shall be permitted to withdraw, modify or change any actions described in clauses (ii)-(v) of the first sentence of this SECTION 3.2(B) if and to the extent that the Company Board, upon receipt of a Superior Proposal, and after consultation with outside legal counsel, determines in its good faith judgment that such action is necessary for the Company Board to comply with its duties to Company's shareholders under applicable law; provided, however, that prior to publicly withdrawing, modifying or changing its recommendation in favor of approving this Agreement, the Merger and the Plan of Merger, Company shall have given Parent at least seventy-two hours' prior written notice thereof and the opportunity to meet with Company and its counsel and financial advisors.

         SECTION 3.3 GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by Company of this Agreement, and the consummation by Company of the transactions contemplated hereby, require no consent, approval, order or authorization of or other action by or in respect of, or registration, qualification, declaration or filing with, any federal, state or local government or any court, administrative agency or commission or other governmental agency or authority (a "Governmental Authority") other than: (a) the filing of articles of merger with respect to the Merger by the Secretary of State of the State of North Carolina and appropriate documents with the relevant authorities of other states in which Company is qualified to do business; (b) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and similar state antitrust statutes; (c) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "1934 Act") and similar state securities laws; (d) those that may be required solely by reason of Parent's or Merger Subsidiary's (as opposed to any other third party's) participation in the transactions contemplated by this Agreement; (e) actions or filings which, if not taken or made, would not, individually or in the aggregate, have a Material Adverse Effect on Company; and (f) filings and notices not required to be made or given until after the Effective Time.

         SECTION 3.4 NON-CONTRAVENTION. Except as set forth in Section 3.4 of the Company Disclosure Schedule, the execution, delivery and performance by Company of this Agreement do not, and the consummation by Company of the transactions contemplated hereby will not: (a) assuming receipt of the approval of shareholders referred to in SECTION 3.2(a), contravene or conflict with the articles of incorporation, bylaws or similar organizational documents of Company or any of its Subsidiaries; (b) assuming receipt of the approval of shareholders referred to in SECTION 3.2(a) and compliance with the matters referred to in
SECTION 3.3, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Company or its Subsidiaries; (c) require any consent or other action by any person under, constitute a default (or an event which with notice, the lapse of time or both would become a default) under or give rise to a right of termination, modification, cancellation or acceleration of any right or obligation of Company or any of its Subsidiaries or to a loss of any benefit to which Company or any of its Subsidiaries is entitled under any provision of any agreement, contract, commitment, arrangement, lease, undertaking or other instrument binding upon Company or any of its Subsidiaries (a "Company Agreement") or any Permit or other


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
similar authorization held by Company or any of its Subsidiaries; (d) result in the triggering of any payment or other obligation under any provision of any Company Agreement or any Permit or similar authorization held by Company or any of its Subsidiaries; or (e) result in the creation or imposition of any Lien on any asset of Company or any of its Subsidiaries other than a Permitted Lien; all except for such contraventions, conflicts or violations referred to in clause
(b) or failures to obtain any consents or other actions by any person or any defaults, rights of termination, modification, cancellation or acceleration or losses referred to in clause (c) that would not, individually or in the aggregate, have a Material Adverse Effect on Company. For purposes of this Agreement, "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, and "Permitted Liens" means (i) Liens disclosed in the Company SEC Documents filed prior to the date hereof, (ii) Liens that are not, individually or in the aggregate, material in character, amount or extent and that do not materially detract from the value or materially interfere with the present use of the assets subject thereto or affected thereby, (iii) Liens for current Taxes not yet due and payable and (iv) Liens for mechanics' or materialmen's liens arising in the ordinary course of business with respect to obligations that are not past due or which are being contested in good faith.

         SECTION 3.5      CAPITALIZATION OF COMPANY.

         (a) The authorized capital stock of Company consists of 20,000,000 shares of Company Common Stock. As of the close of business on January 25, 2001, 2,420,662 shares of Company Common Stock were issued and outstanding, including 20,200 shares of restricted stock granted under the Company Incentive Plan, and 407,600 shares of Company Common Stock were reserved for issuance upon exercise of outstanding Options granted under the Company Incentive Plan. Section 3.5 of the Company Disclosure Schedule contains a true, correct and complete list of all outstanding Options, the holders of such Options and the exercise price thereof. All the outstanding shares of Company Common Stock are, and all shares which may be issued pursuant to the Company Incentive Plan will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and nonassessable. No shares of Company Common Stock have been, or upon exercise of Options will be, issued in violation of preemptive rights, rights of first refusal or similar rights. Except as set forth in the first sentence of this SECTION 3.5(a), there are outstanding (i) no shares of capital stock or other voting securities of Company, (ii) no securities of Company convertible into or exchangeable for shares of capital stock or voting securities of Company, (iii) no phantom shares, stock appreciation rights or similar equity-based rights and (iv) no options, warrants or other rights to acquire from Company, and no preemptive or similar rights, subscriptions or other rights, convertible securities, agreements, arrangements or commitments of any character, relating to the capital stock of Company, obligating Company to issue, transfer or sell any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Company or obligating Company to grant, extend or enter into any such option, warrant, subscription or other right, convertible security, agreement, arrangement or commitment (the items in clauses (i), (ii), (iii) and (iv) being referred to collectively as the "Company Securities"). Except as set forth in
Section 3.5 of the Company Disclosure Schedule, none of Company or its Subsidiaries has any contractual obligation to redeem, repurchase or otherwise acquire any Company Securities or any Company Subsidiary Securities, including as a result of the transactions contemplated by this Agreement.

         (b) There are no voting trusts or other agreements or understandings to which Company or any of its Subsidiaries is a party with respect to the voting of the capital stock of Company or any of its Subsidiaries other than the Voting Agreements.

         (c) There are no bonds, debentures, notes or other indebtedness of Company having the right to vote (or convertible into securities having the right to vote) on any matters on which shareholders of Company may vote.


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
         (d) Without expanding or limiting the effect of the penultimate sentence of SECTION 3.5(a), Company has not entered into, and the Company Board has not adopted or authorized the adoption of, a shareholder rights plan or similar agreement.

         SECTION 3.6 CAPITALIZATION OF SUBSIDIARIES. All the outstanding shares of capital stock of, or other ownership interests in, each Subsidiary of Company are owned (of record and beneficially) by Company, directly or indirectly, free and clear of any consensual Lien (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests) other than a Permitted Lien. There are no outstanding (i) securities of Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary of Company, or (ii) options or other rights to acquire from Company or any of its Subsidiaries, and no other obligation of Company or any of its Subsidiaries to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for, any capital stock, voting securities or ownership interests in, any Subsidiary of Company (the items in clauses (i) and (ii) being referred to collectively as the "Company Subsidiary Securities").

         SECTION 3.7      SEC FILINGS.

         (a) Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "SEC") since January 1, 1997. True, complete and correct copies of all such filings, including exhibits, made by Company since such date (the "Company SEC Documents") have been furnished to Parent.

         (b) As of its filing date, each Company SEC Document filed pursuant to the 1934 Act complied in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent that such statements have been modified or superseded by a later filed Company SEC Document.

         (c) Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "1933 Act"), complied in all material respects with the requirements of the 1933 Act and as of the date such registration statement or amendment became effective did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that such statements have been modified or superseded by a later filed Company SEC Document.

         SECTION 3.8 FINANCIAL STATEMENTS. The audited consolidated financial statements and unaudited consolidated interim financial statements of Company included in Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2000 (the "Company 10-Q"), respectively, comply in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of the unaudited interim financial statements that are not likely to be material to Company and its Subsidiaries as a whole). For purposes of this Agreement, "Company Balance Sheet" means the consolidated balance sheet of Company as of September 30, 2000 set forth in the Company 10-Q.


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
         SECTION 3.9 DISCLOSURE DOCUMENTS. None of the information supplied or to be supplied by Company for inclusion or incorporation by reference in any documents filed or to be filed with the SEC in connection with the transactions contemplated hereby, including the proxy statement of Company to be filed with the SEC in connection with the Merger, and any amendment or supplement thereto (the "Company Proxy Statement"), will, at the respective times such documents are filed and, in the case of the Company Proxy Statement, the date the Company Proxy Statement or any such amendment or supplement is first mailed to shareholders of Company and at the time such shareholders vote on the adoption and approval of this Agreement, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company Proxy Statement will comply in all material respects with the applicable requirements of the 1934 Act and the NCBCA. No representation or warranty is made by Company with respect to statements made or incorporated by reference in the Company Proxy Statement based on information supplied by Advantage, Parent or Merger Subsidiary specifically for inclusion or incorporation by reference in the Company Proxy Statement.

         SECTION 3.10 ABSENCE OF CERTAIN CHANGES. Except as disclosed in the Company SEC Documents filed prior to the date of this Agreement or as disclosed in Section 3.10 of the Company Disclosure Schedule, since September 30, 2000, Company and its Subsidiaries have conducted their business in the ordinary course consistent with past practice, and there has not been:

         (a) any event, occurrence or development which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Company;

         (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of Company other than quarterly cash dividends in an amount not in excess of $0.0775 per share, or any repurchase, redemption or other acquisition by Company or any of its Subsidiaries of any outstanding shares of capital stock or other equity securities of, or other ownership interests in, Company or any of its Subsidiaries;

         (c) any amendment of any term of any outstanding security of Company or any of its Subsidiaries that would materially increase the obligations of Company or such Subsidiary under such security;

         (d) any (i) incurrence or assumption by Company or any of its Subsidiaries of any indebtedness for borrowed money other than under existing credit facilities (or any renewals, replacements or extensions that do not increase the aggregate commitments thereunder) in the ordinary course of business consistent with past practice or (ii) guarantee, endorsement or other incurrence or assumption of liability (whether directly, contingently or otherwise) by Company or any of its Subsidiaries for the obligations of any other person (other than any wholly-owned Subsidiary of Company), other than in the ordinary course of business consistent with past practice;

         (e) any creation or assumption by Company or any of its Subsidiaries of any Lien on any asset of Company or any of its Subsidiaries other than a Permitted Lien incurred in the ordinary course of business consistent with past practice;

         (f) any making of any loan, advance or capital contribution to or investment in any person by Company or any of its Subsidiaries other than (i) any acquisition permitted by SECTION 5.1, (ii) loans, advances or capital contributions to or investments in wholly-owned Subsidiaries of Company or (iii) loans or advances to employees of Company or any of its Subsidiaries made in the ordinary course of business consistent with past practice;

         (g) any (i) acquisition or disposition of any assets or business of the Company or any of its Subsidiaries except as permitted by SECTION 5.1 or (ii) modification, amendment, assignment, termination or relinquishment by Company or any of its Subsidiaries of any contract, license or other right that, individually or in the aggregate, would have a Material Adverse Effect on Company, other than, in the case of clauses (i) or (ii) of this SECTION 3.10(g), transactions, commitments, contracts or agreements in the ordinary course of business consistent with past practice and those contemplated by this Agreement;

         (h) any revaluing in any material respect of the assets of Company or any of its Subsidiaries, including without limitation writing down the value of any assets or inventory or writing off notes or accounts receivable, other than in the ordinary course of business consistent with past practices or as required by GAAP;

         (i) any material change in any method of accounting or accounting principles or practice by Company or any of its Subsidiaries, except for any such change required by reason of a change in GAAP;

         (j) any (i) grant of the right to receive any severance, retention or termination pay to any current or former director, officer or employee of Company or any of its Subsidiaries, (ii) entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any current or former director, officer or employee of Company or any of its Subsidiaries, (iii) increase in or acceleration in vesting of benefits payable under any existing severance or termination pay policies or employment agreements or (iv) increase or acceleration in vesting or payment of compensation, bonus or other benefits payable to current or former directors, officers or employees of Company or any of its Subsidiaries other than, in the case of clause (iv) only, normal increases in compensation, bonus or other benefits payable to employees of Company or any of its Subsidiaries in the ordinary course of business consistent with past practice or merit increases in salaries of employees at regularly scheduled times in customary amounts consistent with past practices;

         (k) any material labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of Company or any Subsidiary, which employees were not subject to a collective bargaining agreement at December 31, 1999, or any material lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees;

         (l) any loss or termination of, or a material adverse change in the relationship with, any (i) customer that accounted for more than two percent (2%) of Company's revenues in the year ended December 31, 1999 or 2000, or is, as of the date hereof, expected to account for more than two percent (2%) of Company's revenues for the year ended December 31, 2001, or (ii) supplier that, individually or in the aggregate, has resulted or would reasonably be expected to result in a Material Adverse Effect;

         (m) any material delay or postponement, outside the ordinary course of business, in the payment of accounts payable and other liabilities;

         (n) any action which, if it had been taken after the date hereof, would have required the consent of Parent under SECTION 5.1 hereof; or

         (o) any agreement to take any actions specified in this SECTION 3.10, except for this Agreement.

         SECTION 3.11 NO UNDISCLOSED MATERIAL LIABILITIES. Except as permitted by SECTION 3.10(d), there have been no liabilities or obligations (whether pursuant to contracts or otherwise) of any kind whatsoever incurred by Company or any of its Subsidiaries since September 30, 2000, whether accrued, contingent, absolute, determined, determinable or otherwise, other than:

         (a) liabilities or obligations disclosed or provided for in the Company Balance Sheet or in the notes thereto, in the Company SEC Documents filed prior to the date hereof or on Section 3.11 of the Company Disclosure Schedule;

         (b) liabilities or obligations, other than liabilities or obligations referred to in clause (c) of this SECTION 3.11, incurred in the ordinary course of business;

         (c) liabilities and obligations arising out of any breach of contract, breach of warranty, tort, injury caused to another, lawsuit or violation of law that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on Company;

         (d) liabilities and obligations not incurred in the ordinary course of business that are not in excess of $50,000 in the aggregate; and

         (e) liabilities or obligations under this Agreement or incurred in connection with the transactions contemplated hereby.

         SECTION 3.12 LITIGATION. There is no action, suit, investigation or proceeding (collectively, "Proceeding") pending against, or to the knowledge of Company, threatened against or affecting, Company or any of its Subsidiaries or any of their respective properties which, individually or in the aggregate, would have a Material Adverse Effect on Company, nor is there any judgment, decree, injunction, rule that names Company or any Subsidiary or otherwise is specific to Company or any Subsidiary or order of any Governmental Authority or arbitrator outstanding against Company or any of its Subsidiaries having any such effect. No Governmental Entity has indicated in writing addressed to Company or any Subsidiary an intention to conduct any audit, investigation or other review with respect to Company or any of its Subsidiaries which investigation or review, individually or in the aggregate, would have a Material Adverse Effect on Company. Each currently pending Proceeding seeking damages in excess of $50,000 has been timely reported to all applicable insurance carriers and no reservation of rights or denial of coverage has been issued by any such carrier.

         SECTION 3.13 TAXES. Except as set forth in Section 3.13 of the Company Disclosure Schedule:

         (a) Company and each of its Subsidiaries, and each affiliated group (within the meaning of Section 1504 of the Code) of which Company or any of its Subsidiaries is or has been a member, has timely filed (or has had timely filed on its behalf) all material Tax Returns required by applicable law to be filed by it, and all such material Tax Returns are true, correct and complete in all material respects;

         (b) Company and each of its Subsidiaries has timely paid (or has had paid on its behalf) all Taxes shown as due on their respective Tax Returns;

         (c) The federal income Tax Returns of Company have been examined and settled with the Internal Revenue Service (the "Service") (or the applicable statutes of limitation for the assessment of federal income Taxes for such periods have expired) for all years through December 31, 1995;

         (d) There are no Liens for Taxes other than Permitted Liens on any of the assets of Company or its Subsidiaries;

         (e) Company and its Subsidiaries have complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes;

         (f) None of Company or its Subsidiaries is a party to any tax allocation, tax sharing, tax indemnity or similar agreement (whether or not in writing), arrangement or practice with respect to Taxes (including any adverse pricing agreement, closing agreement or other agreement relating to Taxes with any taxing authority), except among themselves;

         (g) No federal, state, local or foreign audits or administrative proceedings are presently pending with regard to a material amount of Taxes or a material Tax Return of Company or its Subsidiaries, and none of them has received a written notice or has any knowledge of any proposed audit or proceeding;

         (h) With respect to any period for which Tax Returns have not yet been filed or for which Taxes are not yet due and payable, Company and its Subsidiaries have made due and sufficient accruals for such Taxes in their respective books and records and financial statements; and

         (i) No payment which Company or its Subsidiaries is obligated to pay to any current or former director, officer, employee or independent contractor pursuant to the terms of an employment agreement, severance agreement or otherwise will constitute an excess parachute payment as defined in Section 280G of the Code or will be non-deductible pursuant to Section 162(m) of the Code.

         "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including income, gross receipts, excise, real or personal property, sales, withholding, social security, retirement, unemployment, occupation, use, goods and services, service use, license, value added, capital, net worth, payroll, profits, franchise, transfer and recording taxes, fees and charges, and any other taxes, assessment or similar charges imposed by the Service or any other taxing authority (whether domestic or foreign, including any state, county, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)) (a "Taxing Authority"), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest, whether paid or received, fines, penalties or additional amounts, and any joint, several and/or transferee liabilities, attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments. "Tax Return" shall mean any report, return, document, declaration or other information or filing required to be supplied to any Taxing Authority in any jurisdiction (foreign or domestic) with respect to Taxes, including information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

         SECTION 3.14     EMPLOYEE BENEFIT PLANS; ERISA.

         (a) Except as set forth in Section 3.14(a) of the Company Disclosure Schedule, there are no employee benefit plans (including any plans for the benefit of directors or former directors), arrangements, practices, contracts or agreements (including employment agreements and severance agreements, incentive compensation, bonus, stock option, stock appreciation rights and stock purchase plans) of any type (including plans described in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not subject to ERISA), maintained by Company, any of its Subsidiaries or any trade or business, whether or not incorporated (an "ERISA Affiliate"), that together with Company would be deemed a "controlled group" within the meaning of Section 4001(a)(14) of ERISA, or with respect to which Company or any of its Subsidiaries has or may have a liability (the "Company Benefit Plans"). Except as disclosed in Section 3.14(a) of the Company Disclosure Schedule (or as otherwise permitted by this Agreement): (1) neither Company nor any ERISA


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Affiliate has any formal plan or commitment, whether legally binding or not, to create any additional Company Benefit Plan or materially modify or change any existing Company Benefit Plan that would affect any employee or terminated employee of Company or any ERISA Affiliate; and (2) since September 30, 2000, there has been no material change, amendment, modification to, or adoption of, any Company Benefit Plan. Company has made available, or has caused to be made available, to Parent (i) current, accurate and complete copies of all documents embodying each Company Benefit Plan, including all amendments thereto, written interpretations thereof and trust or funding agreements with respect thereto;
(ii) the two most recent annual actuarial valuations, if any, prepared for each Company Benefit Plan; (iii) the two most recent annual reports (Series 5500 and all schedules thereto), if any, required under ERISA in connection with each Company Benefit Plan or related trust; (iv) a statement of alternative form of compliance pursuant to Department of Labor Regulation Section 2520.104-23, if any, filed for each Company Benefit Plan that is an "employee pension benefit plan" as defined in Section 3(2) of ERISA for a select group of management or highly compensated employees; (v) each material communication received by or furnished since January 1, 1996 to Company or any ERISA Affiliate from the Service, Pension Benefit Guaranty Corporation, the Department of Labor or any other Governmental Authority with respect to each Company Benefit Plan, including the most recent determination letter received from the Service, if any, for each Company Benefit Plan and related trust which is intended to satisfy the requirements of Section 401(a) of the Code; (vi) if the Company Benefit Plan is funded, the most recent annual and periodic accounting of such Company Benefit Plan assets; (vii) the most recent summary plan description together with the most recent summary of material modifications, if any, required under ERISA with respect to each Company Benefit Plan; and (viii) all summary plan descriptions and all other material written communications distributed to employees since January 1, 1996 relating to any Company Benefit Plan.

         (b) With respect to each Company Benefit Plan, except as specifically disclosed in Section 3.14(b) of the Company Disclosure Schedule: (i) if intended to qualify under Section 401(a) of the Code, such plan so qualifies, and since its inception has been so qualified, and a determination letter has been issued by the Service to the effect that each such Company Benefit Plan is so qualified and that each trust forming a part of any such Company Benefit Plan is exempt from taxation under Section 501(a) of the Code; (ii) such plan has been administered in compliance in all material respects with its terms and applicable law; (iii) no non-exempt prohibited transaction within the meaning of
Section 406 of ERISA has occurred; (iv) no Lien imposed under the Code or ERISA exists; (v) all contributions and premiums due (including any extensions for such contributions and premiums) with respect to all periods prior to the Effective Time (on a pro rata basis consistent with past practice, where otherwise accrued at year-end) have been or will be paid in full prior to the Effective Time or adequately reserved for in Company's financial statements; and
(vi) there are no actions, proceedings, arbitrations, suits or claims pending or, to the knowledge of Company, threatened (other than routine claims for benefits) against Company or any ERISA Affiliate or any administrator, trustee or other fiduciary of any Company Benefit Plan.

         (c) Except as specifically disclosed in Section 3.14(c) of the Company Disclosure Schedule, neither Company nor any ERISA Affiliate has incurred any liability, direct or indirect, contingent or otherwise, under Title IV of ERISA (including Sections 4063-4064 and 4069 of ERISA) or Section 302 of ERISA or
Section 412 of the Code that has not been satisfied in full prior to the Effective Time except for any such liability that has been reflected on the Company Balance Sheet. No Company Benefit Plan is subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA.

         (d) With respect to each Company Benefit Plan that is a "welfare plan" (as defined in Section 3(l) of ERISA), except as specifically disclosed in
Section 3.14(d) of the Company Disclosure Schedule, no such plan provides medical or death benefits with respect to current or former employees (and their beneficiaries and dependents) of Company or any of its Subsidiaries beyond their termination of employment, other than as may be required under Part 6 of Title I of ERISA.

         (e) Except with respect to payments under the agreements and programs specified in Section 3.14(e) of the Company Disclosure Schedule, the consummation of the transactions contemplated by this Agreement will not entitle any individual to severance pay or any tax "gross-up" payments with respect to the imposition of any tax pursuant to Section 4999 of the Code or accelerate the time of payment or vesting, or increase the amount, of compensation or benefits due to any individual with respect to any Company Benefit Plan.

         (f) Except as disclosed in Schedule 3.14(f) of the Company Disclosure Schedule, none of Company, the ERISA Affiliates or any of their respective predecessors has ever contributed to, contributes to, has ever been required to contribute to, or otherwise participated in or participates in or in any way, directly or indirectly, has any liability with respect to any "multiemployer plan" (within the meaning of Section (3)(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code) or any single employer pension plan (within the meaning of
Section 4001(a)(15) of ERISA) which is subject to Sections 4063 and 4064 of ERISA. Company and each ERISA Affiliate has complied in all material respects with the requirements of Section 4980B of the Code and Title I, Subtitle B, Part 6 of ERISA. Each Company Benefit Plan may be unilaterally terminated and/or amended by Company at any time without damage or penalty. Neither Company nor any ERISA Affiliate has any unfunded liabilities pursuant to any Company Benefit Plan that is not intended to be qualified under Section 401(a) of the Code for which due and sufficient accruals have not been made in their respective books and records and financial statements.

         (g) Neither Company nor any of its Subsidiaries is a party to any collective bargaining agreement. Except as would not, individually or in the aggregate, have a Material Adverse Effect on Company, (i) there is no labor strike, slowdown or work stoppage or lockout against Company or any of its Subsidiaries and (ii) there is no unfair labor practice charge or complaint against or pending before the National Labor Relations Board. Except as set forth on Section 3.14(g) of the Company Disclosure Schedule, there is no representation, claim or petition pending before the National Labor Relations Board and, to the knowledge of Company, no concerted effort relating to representation exists with respect to the employees of Company or any of its Subsidiaries. Neither Company nor any Subsidiary has instituted any general "freeze" of, or delayed or deferred in any material respect the grant of, any cost-of-living or other salary adjustments for any of its employees.

         SECTION 3.15 COMPLIANCE WITH LAWS. Company and its Subsidiaries are in compliance with all applicable statutes, laws, ordinances, regulations, rules, judgments, decrees and orders of any Governmental Authority applicable to their respective businesses or operations, except for instances of noncompliance that, individually or in the aggregate, would not have a Material Adverse Effect on Company.

         SECTION 3.16 LICENSES AND PERMITS. Each of Company and its Subsidiaries has in effect all Federal, state, local and foreign governmental approvals, authorizations, certificates, filings, franchises, licenses, notices, permits and rights ("Permits") necessary for it to own, lease or operate its properties and assets and to carry on its business as now conducted, and there has occurred no default under any such Permit, except where the absence of or defaults under any such Permits, individually or in the aggregate, would not have a Material Adverse Effect on Company. No Permit is subject to revocation or forfeiture by virtue of any existing circumstances, there is no litigation pending or, to the knowledge of Company, threatened to modify or revoke any Permit, and no Permit is subject to any outstanding order, decree, judgment, stipulation, or, to the knowledge of Company, investigation that would reasonably be likely to affect such Permit, where the effect of the foregoing, individually or in the aggregate, would have a Material Adverse Effect on Company.

         SECTION 3.17 NO DEFAULT. Each Company Agreement is a valid, binding and enforceable obligation of Company and, to the knowledge of Company, the other party thereto, and in full force and


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
effect, except where the failure to be valid, binding and enforceable and in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect on Company. None of Company or any of its Subsidiaries is in default or violation of any term, condition or provision of (i) its respective articles of incorporation or bylaws or similar organizational documents or (ii) except as disclosed in Section 3.17 of the Company Disclosure Schedule, any Company Agreement, except in the case of this clause (ii) for defaults or violations that, individually or in the aggregate, have not had or would not reasonably be expected to have a Material Adverse Effect on Company.

         SECTION 3.18     FINDERS' FEES. Except for First Union Securities,
Inc. ("Company Financial Advisor"), Company has not engaged any investment banker, broker, finder, other intermediary or other person which would be entitled to any brokerage, finder's or similar fee or commission from Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement.

         SECTION 3.19     ENVIRONMENTAL MATTERS.

         (a) Except as set forth in Schedule 3.19 of the Company Disclosure Schedule or as disclosed in the Company SEC Documents filed prior to the date hereof:

                  (i) no notice, notification, demand, request for information, citation, summons or order has been received by, no complaint has been filed against, no penalty has been assessed against, and no investigation, action, claim, suit, proceeding or review is pending or, to the knowledge of Company, threatened by any person or Governmental Authority against, Company or any of its Subsidiaries with respect to any matters relating to or arising out of any Environmental Law which, individually or in the aggregate, would have a Material Adverse Effect on Company;

                  (ii) no Hazardous Substance has been discharged, disposed of, dumped, injected, pumped, deposited, spilled, leaked, emitted or released at, on or under any property now or previously owned, leased or operated by Company or any of its Subsidiaries, or to the knowledge of Company, on any adjacent properties, which circumstance, individually or in the aggregate, would have a Material Adverse Effect on Company; and

                  (iii) there are no Environmental Liabilities that, individually or in the aggregate, have had or would have a Material Adverse Effect on Company.

         (b) For purposes of this Section, the following terms shall have the meanings set forth below:

                  (i) "Environmental Laws" means any and all federal, state, local and foreign law (including common law), treaty, judicial decision, regulation, rule, judgment, order, decree, injunction, permit, or governmental restrictions or any agreement with any Governmental Authority or other third party, relating to human health and safety, the environment or to pollutants, contaminants, wastes or chemicals or toxic, radioactive, ignitable, corrosive, reactive or otherwise Hazardous Substances, wastes or materials;

                  (ii) "Environmental Liabilities" means any and all liabilities of or relating to Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, which (A) arise under or relate to matters covered by Environmental Laws and (B) arise from actions occurring or conditions existing on or prior to the Effective Time; and


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
                  (iii) "Hazardous Substances" means any pollutant, contaminant, waste or chemical or any toxic, radioactive, corrosive, reactive or otherwise hazardous substance, waste or material, or any substance having any constituent elements displaying any of the foregoing characteristics, including, without limitation, petroleum, its derivatives, by-products and other hydrocarbons, or any substance, waste or material regulated under any Environmental Laws.

         (c) Company has made available to Parent each written environmental investigation, study, audit, test, review or other analysis conducted since January 1, 1995 of which Company has knowledge and possession in relation to the current or prior business of Company and its Subsidiaries or any property or facility now or previously owned or leased by Company or any Subsidiary.

         SECTION 3.20 TITLE TO AND CONDITION OF ASSETS. Company or one of its Subsidiaries (a) has good and marketable title to or a valid leasehold interest under a capitalized lease in all assets recorded on the Company Balance Sheet, free and clear of all Liens other than Permitted Liens, except for assets disposed of in the ordinary course of business consistent with past practice since such date, and (b) has a valid leasehold or other interest in all other assets used by it in its business, except in the case of clauses (a) or (b) of this SECTION 3.20 for exceptions to the foregoing that would not, individually or in the aggregate, have a Material Adverse Effect on Company. All of the improvements on real property and fixtures, machinery, equipment and other tangible personal property and assets owned or used by Company or its Subsidiaries are in good condition and repair, except for ordinary wear and tear not caused by neglect, and are usable in the ordinary course of business, except for any matter otherwise covered by this sentence which would not, individually or in the aggregate, have a Material Adverse Effect on Company.

         SECTION 3.21 MATERIAL CONTRACTS. As of the date hereof, except as set forth in the Company SEC Documents filed prior to the date hereof or in Section
3.21 of the Company Disclosure Schedule, neither Company nor any of its Subsidiaries is a party to or bound by (a) any material contracts (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC), (b) any agreement or other instrument for borrowed money or guarantees thereof, (c) any agreement, commitment, arrangement or other instrument (other than with a customer of Company or any of its Subsidiaries) which involves the payment or receipt of more than $500,000 per annum, (d) any agreement, commitment, arrangement or other instrument with a customer of Company or any of its Subsidiaries which involves the payment or receipt of more than $1,000,000 per annum or (e) any non-competition agreements or any other agreements or arrangements that limit or otherwise restrict Company or any of its Subsidiaries or any successor thereto from engaging or competing in any line of business or in any geographic area (collectively, the "Material Company Agreements").

         SECTION 3.22 ABSENCE OF CERTAIN BUSINESS PRACTICES. None of Company, any of its Subsidiaries or any directors, officers, agents or employees of Company or any of its Subsidiaries has (i) used any funds of Company or any of its Subsidiaries for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity, (ii) made any unlawful payment on behalf of Company or any of its Subsidiaries to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iii) made any other unlawful payment on behalf of Company or any of its Subsidiaries.

         SECTION 3.23 OPINION OF FINANCIAL ADVISOR. Company has received the opinion of Company Financial Advisor to the effect that, as of the date of such opinion, the Merger Consideration to be received by the holders of shares of Company Common Stock in connection with the Merger is fair to such holders from a financial point of view.


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
         SECTION 3.24 TAKEOVER STATUTES. Articles 9 and 9A of the NCBCA are not applicable to the Merger or the other transactions contemplated by this Agreement. To Company's knowledge, no "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under state or federal laws in the United States (each, a "Takeover Statute") applicable to Company or any of its Subsidiaries is applicable to the Merger or the other transactions contemplated hereby.

                                   ARTICLE IV


             REPRESENTATIONS AND WARRANTIES OF ADVANTAGE AND PARENT

         Advantage and Parent represent and warrant to Company that:

         SECTION 4.1 ORGANIZATION AND POWER. Each of Advantage, Parent and Merger Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, and has the requisite corporate or other power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Advantage owns all the fully-diluted equity of Advantage Management Group, Inc., an Ohio corporation.

         SECTION 4.2 CORPORATE AUTHORIZATION. The execution, delivery and performance by Advantage, Parent and Merger Subsidiary of this Agreement and the consummation by Advantage, Parent and Merger Subsidiary of the transactions contemplated hereby are within the corporate powers of Advantage, Parent and Merger Subsidiary and have been duly authorized by all necessary corporate action, including by resolution of the Board of Directors of Advantage and Parent. No vote of any class or series of Advantage's or Parent's capital stock is necessary in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Advantage, Parent and Merger Subsidiary and constitutes a valid and binding agreement of each of Advantage, Parent and Merger Subsidiary, enforceable against Advantage, Parent and Merger Subsidiary, as applicable, in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding at equity or at law).

         SECTION 4.3 GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by Advantage, Parent and Merger Subsidiary of this Agreement, and the consummation by Advantage, Parent and Merger Subsidiary of the transactions contemplated hereby, require no action by or in respect of, or filing with, any Governmental Authority other than: (a) the filing of articles of merger with respect to the Merger by the Secretary of State of the State of North Carolina;
(b) compliance with any applicable requirements of the HSR Act and similar state antitrust statutes; (c) compliance with any applicable requirements of the 1934 Act and similar state securities laws; (d) those that may be required solely by reason of Company's (as opposed to any other third party's) participation in the transactions contemplated by this Agreement; (e) actions or filings which, if not taken or made, would not, individually or in the aggregate, have a Material Adverse Effect on Advantage or Parent; and (f) filings and notices not required to be made or given until after the Effective Time.

         SECTION 4.4 NON-CONTRAVENTION. The execution, delivery and performance by Advantage, Parent and Merger Subsidiary of this Agreement do not, and the consummation by Advantage, Parent and Merger Subsidiary of the transactions contemplated hereby will not: (a) contravene or conflict with the articles of incorporation, bylaws or similar organizational documents of Advantage, Parent, Merger

Subsidiary or any of their respective Subsidiaries; (b) assuming compliance with the matters referred to in SECTION 4.3, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Advantage, Parent or Merger Subsidiary; (c) require any consent or other action by any person under, constitute a default (or an event which with notice, the lapse of time or both would become a default) under or result in the triggering of any payment or other obligations under or give rise to a right of termination, cancellation or acceleration of any right or obligation of Advantage, Parent, Merger Subsidiary or any of their respective Subsidiaries or to a loss of any benefit to which Advantage, Parent, Merger Subsidiary or any of their respective Subsidiaries is entitled under any provision of any agreement, contract, commitment, arrangement, lease, undertaking or other instrument binding upon Advantage, Parent, Merger Subsidiary or any of their respective Subsidiaries or any license, franchise, permit or other similar authorization held by Advantage, Parent, Merger Subsidiary or any of their respective Subsidiaries; or (d) result in the creation or imposition of any Lien on any asset of Advantage, Parent, Merger Subsidiary or any of their respective Subsidiaries, except for such contraventions, conflicts or violations referred to in clause (b) or failures to obtain any consents or other actions or any defaults, payments, obligations, rights of termination, cancellation or acceleration, losses or Liens referred to in clause (c) or (d) that would not, individually or in the aggregate, have a Material Adverse Effect on Advantage or Parent.

         SECTION 4.5 LITIGATION. There is no action, suit, investigation or proceeding pending or, to the knowledge of Advantage or Parent, threatened against Advantage, Parent, Merger Subsidiary or any of their respective assets or properties to prohibit or restrain the ability of Advantage, Parent or Merger Subsidiary to enter into this Agreement or consummate the transactions contemplated hereby.

         SECTION 4.6 INFORMATION SUPPLIED. None of the information supplied or to be supplied by Advantage, Parent and Merger Subsidiary for inclusion or incorporation by reference in any documents filed or to be filed with the SEC in connection with the transactions contemplated hereby, including the Company Proxy Statement, will, at the respective times such documents are filed and, in the case of the Company Proxy Statement, the date the Company Proxy Statement or any amendment or supplement is first mailed to shareholders of Company and at the time such shareholders vote on the adoption and approval of this Agreement, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation or warranty is made by Advantage or Parent with respect to statements made or incorporated by reference in the Company Proxy Statement based on information supplied by Company specifically for inclusion or incorporation by reference in the Company Proxy Statement.

         SECTION 4.7 FINANCING. Advantage has delivered to Company true and correct copies of signed letters with respect to the financing (the "Financing Letters") obtained by it in connection with the transactions contemplated hereby. Assuming full funding under the Financing Letters, the aggregate proceeds under the Financing Letters will provide Parent with sufficient funds to effect all the transactions contemplated hereby. The Financing Letters are in full force and effect, and Advantage is not aware of any fact, occurrence or condition that would cause the Financing Letters to be terminated or ineffective or any of the conditions therein not to be met.

                                   ARTICLE V


                                    COVENANTS

         SECTION 5.1 CONDUCT OF COMPANY. Company covenants and agrees that, from the date hereof until the Effective Time, except as expressly provided otherwise in this Agreement, including


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
Sections 3.10 and 5.1 of the Company Disclosure Schedule, or as reasonably necessary for Company to fulfill its obligations hereunder, Company and its Subsidiaries shall conduct their business in the ordinary course consistent with past practice and shall use their reasonable best efforts to preserve intact their business organizations and relationships with customers, suppliers, creditors and business partners and shall use their reasonable best efforts to keep available the services of their present officers and employees. Without limiting the generality of the foregoing, from the date hereof until the Effective Time, without the prior written approval of Parent (which approval shall not be unreasonably withheld):

         (a) Company will not adopt or propose any change in its articles of incorporation or any change in its bylaws;

         (b) Company will not, and will not permit any of its Subsidiaries to,
(i) adjust, split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (ii) adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Company or any of its Subsidiaries (other than a liquidation or dissolution of any Subsidiary or a merger or consolidation between wholly- owned Subsidiaries);

         (c) Company will not, and will not permit any of its Subsidiaries to, make any investment in or acquisition of any business of any person or any material amount of assets, except for (i) acquisitions for cash not to exceed $250,000 in the aggregate for all acquisitions and (ii) without duplication, any capital expenditure permitted by SECTION 5.1(j);

         (d) Company will not, and will not permit any of its Subsidiaries to, sell, lease, license, close, shut down or otherwise dispose of any assets, except sales, leases, licenses, closings, shutdowns or other dispositions of assets in the ordinary course of business consistent with past practice, including without limitation the disposition of tractors and trailers in connection with the acquisition of replacement tractors and trailers;

         (e) Company will not, and will not permit any of its Subsidiaries to, declare, set aside or pay any dividend or other distribution payable in cash, stock or property with respect to its capital stock other than (i) cash dividends payable by Company in an amount not in excess of $0.0775 per share per calendar quarter and (ii) dividends paid by any wholly-owned Subsidiary of Company to Company or any other wholly-owned Subsidiary of Company;

         (f) Company will not, and will not permit any of its Subsidiaries to, issue, sell, transfer, pledge, dispose of or encumber any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock of any class or series of Company or its Subsidiaries, other than (i) issuances of Company Common Stock pursuant to the exercise of stock-based awards or options (including under the plan described in SECTION 3.5(a)) outstanding on the date hereof, and (ii) issuances by any Subsidiary of Company to Company or any other wholly-owned Subsidiary of Company;

         (g) Company will not, and will not permit any of its Subsidiaries to, redeem, purchase or otherwise acquire, directly or indirectly, any of Company's capital stock, other than the acquisition of any such stock in payment of the purchase price or any Tax-related obligations upon exercise of stock-based awards or options (including under the plan described in SECTION 3.5(a));

         (h) Company will not, and will not permit any of its Subsidiaries to, move the location, close, shut down or otherwise eliminate Company's headquarters;


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
         (i) Company will not, and will not permit any of its Subsidiaries to,
(i) except in connection with investments or acquisitions permitted by SECTION 5.1(c) or SECTION 5.1(j), (A) enter into (or commit to enter into) any new lease (except pursuant to commitments for such lease entered into as of the date hereof) or (B) purchase or acquire or enter into any agreement to purchase or acquire any real estate (except pursuant to commitments existing as of the date hereof that are disclosed in Section 5.1(i) of the Company Disclosure Schedule), or (ii) except in the ordinary course of business or as otherwise permitted by this SECTION 5.1, (A) enter into any contract or agreement, (B) modify, amend or terminate any Material Company Agreement or (C) waive, release or assign any material rights or claims;

         (j) Company will not, and will not permit any of its Subsidiaries to, make any capital expenditures except those committed to as of the date hereof, which aggregate no more than $5,000,000;

         (k) Company will not, and will not permit any of its Subsidiaries to,
(i) incur or assume any indebtedness for borrowed money other than under existing credit facilities (or any renewals, replacements or extensions that do not increase the aggregate commitments thereunder) in the ordinary course of business consistent with past practice, (ii) guarantee, endorse, incur or assume (whether directly, contingently or otherwise) the obligations of any other person (other than any wholly-owned Subsidiary of Company), other than in the ordinary course of business consistent with past practice, or (iii) make any loan, advance or capital contribution to or investment in any person other than
(a) any acquisition permitted by SECTION 5.1(c) or SECTION 5.1(j) or (ii) loans, advances, capital contributions or investment to any Subsidiaries or consistent with past practice;

         (l) Company will not, and will not permit any of its Subsidiaries to, change any tax election, change any annual tax accounting period, change any method of tax accounting, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a Tax refund or consent to any extension or waiver (other than a reasonable extension or waiver) of the limitations period applicable to any Tax claim or assessment, if any such action in this clause (l) would have the effect of materially increasing the aggregate Tax liability or materially reducing the aggregate tax assets of Company and its Subsidiaries, taken as a whole;

         (m) Company will not, and will not permit any of its Subsidiaries to,
(i) increase the compensation or benefits of any director, officer or employee, except for normal increases in the ordinary course of business consistent with past practice or as required under applicable law or existing agreements or commitments, (ii) accelerate the vesting, funding or payment of any compensation payment or benefit except as required by existing agreements or commitments or
(iii) hire any employee with an annual compensation level in excess of $100,000, except for employees who are not executive officers and are hired on an "at-will" basis in the ordinary course of business consistent with past practices;

         (n) Company will not, and will not permit any of its Subsidiaries to,
(i) amend any existing Company Benefit Plan other than as required by law or
(ii) enter into or adopt any new employee benefit plans (including any plans for the benefit of current or former employees or directors), arrangements, practices, contracts or agreements (including employment agreements and severance agreements, incentive compensation, bonus, stock option, stock appreciation rights and stock purchase plans) of any type (including plans described in Section 3(3) of ERISA), other than as permitted by SECTION 5.1(m);

         (o) Company will not, and will not permit any of its Subsidiaries to, pay, discharge, settle or satisfy any claims, litigation, arbitration, liabilities or other controversies (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) included in the Company SEC Documents or incurred in accordance with SECTION 3.11, or waive any benefits of, or agree to modify in any respect, any confidentiality, standstill or similar agreements to which Company or any of its Subsidiaries is a party;

         (p) Company will not, and will not permit any of its Subsidiaries to, accelerate any income, postpone any expense or reverse any reserve, except on a basis consistent with past practice or as otherwise required by law;

         (q) Company will not, and will not permit any of its Subsidiaries to, revalue in any material respect the assets of Company or any of its Subsidiaries, including without limitation writing down the value of any assets or inventory or writing off notes or accounts receivable, other than as required by GAAP;

         (r) Company will not, and will not permit any of its Subsidiaries to, voluntarily permit any material insurance policy naming Company or any Subsidiary as a beneficiary or loss payable payee to be canceled or terminated;

         (s) Company will not, and will not permit any of its Subsidiaries to, take, or agree to take, any action that would materially impair the ability of Company, Parent or Merger Subsidiary to consummate the Merger in accordance with the terms hereof or materially delay such consummation, other than as permitted by this Agreement;

         (t) Company will not, and will not permit any of its Subsidiaries to, agree or commit to do any of the foregoing; and

         (u) Company will not, and will not permit any of its Subsidiaries to, take or agree or commit to take any action that would make any representation and warranty of Company hereunder inaccurate in any respect at, or as of any time prior to, the Effective Time (or, in the case of representations and warranties that are not qualified by reference to the term "Material Adverse Effect" and/or derivatives or variations of such term, inaccurate in any material respect at, or as of any time prior to, the Effective Time).

         SECTION 5.2 SHAREHOLDER MEETING, PROXY MATERIALS.

         (a) Company shall cause a meeting of its shareholders (the "Company Shareholder Meeting") to be duly called and held as soon as reasonably practicable (subject to the receipt of all necessary approvals) after the date of this Agreement for the purpose of voting on the approval and adoption of this Agreement and the Plan of Merger (the "Company Shareholder Approval"). Except as provided in the next sentence, the Company Board shall recommend approval and adoption of this Agreement and the Plan of Merger by Company's shareholders. The Company Board shall be permitted to (i) not recommend to Company's shareholders that they give the Company Shareholder Approval or (ii) withdraw or modify in a manner adverse to Parent its recommendation to Company's shareholders that they give the Company Shareholder Approval, only if and to the extent that the Company Board, upon receipt of a Superior Proposal, and after consultation with and after taking into account the advice of outside legal counsel, determines in its good faith judgment that such action is necessary for the Company Board to comply with its duties to Company's shareholders under applicable law.

         (b) In connection with the Company Shareholder Meeting, Company shall, as soon as practicable following the execution of this Agreement, prepare and file with the SEC a preliminary Company Proxy Statement and use its reasonable best efforts to respond to any comments of the SEC and to cause the Company Proxy Statement to be mailed to Company's shareholders as promptly as practicable after responding to all such comments to the satisfaction of the SEC. Company shall give


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
Parent and its counsel the opportunity to review the Company Proxy Statement and all amendments and supplements thereto prior to their being filed with the SEC. Company will notify Parent promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Company Proxy Statement or for additional information and will supply Parent with copies of all correspondence between Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Company Proxy Statement or the Merger. If at any time prior to the Company Shareholder Meeting there shall occur any event that should be set forth in an amendment or supplement to the Company Proxy Statement, Company will promptly prepare and mail to its shareholders such an amendment or supplement. Company will not mail the Proxy Statement, or any amendment or supplement thereto, to which Parent reasonably objects after being afforded the opportunity to review the same if such objection reasonably relates to the accuracy or completeness in all material respects of the disclosure set forth therein. Parent and Merger Subsidiary shall cooperate with Company in the preparation of the Company Proxy Statement and in responding to comments of the SEC, and Parent and Merger Subsidiary shall promptly notify Company if any information supplied by them for inclusion in the Company Proxy Statement shall have become false or misleading, and shall cooperate with Company in disseminating the Company Proxy Statement, as so amended or supplemented, to correct any such false or misleading information.

         SECTION 5.3 ACCESS TO INFORMATION. From the date hereof until the Effective Time and subject to applicable law, Company will give Parent, its counsel, financial advisors, auditors and other authorized representatives (including without limitation Parent's lenders (and such lenders' counsel)) reasonable access during normal business hours to the offices, properties, books and records of Company and its Subsidiaries, will furnish to Parent, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such persons may reasonably request and will instruct Company's employees, auditors, counsel and financial advisors to cooperate with Parent in its investigation of the business of Company and its Subsidiaries. The foregoing information shall be held in confidence to the extent required by, and in accordance with, the provisions of the letter agreement addressed to the Company Financial Advisor executed by Advantage or its Subsidiaries as to confidentiality and other matters (the "Advantage Confidentiality Agreement"). Advantage, Parent and Merger Subsidiary hereby acknowledge and agree that they and their respective Subsidiaries and affiliates are bound by and subject to the provisions of the Advantage Confidentiality Agreement. No investigation or information furnished pursuant to this SECTION 5.3 shall affect any representations or warranties made by Company in this Agreement.

         SECTION 5.4 NO SOLICITATION. From the date hereof until the termination hereof, Company will not, and will cause its Subsidiaries and the officers, directors, employees, investment bankers, consultants and other agents of Company and its Subsidiaries not to, directly or indirectly, take any action to solicit, initiate, encourage or facilitate the making of any Acquisition Proposal or any inquiry with respect thereto or engage in discussions or negotiations with any person with respect thereto, or disclose any nonpublic information relating to Company or any of its Subsidiaries or afford access to the properties, books or records of Company or any of its Subsidiaries to, any person that has made any Acquisition Proposal. Notwithstanding the foregoing, nothing contained in this SECTION 5.4 shall prevent Company from furnishing nonpublic information to, affording access to properties, books and records or entering into discussions or negotiations with, any person in connection with a bona fide Acquisition Proposal received from such person if (i) Company has complied with the terms of this SECTION 5.4, (ii) the Company Board determines in good faith that such Acquisition Proposal could lead to a Superior Proposal and, after consultation with and taking into account the advice of outside legal counsel, determines in its good faith judgment that such action is necessary for the Company Board to comply with its duties to Company's shareholders under applicable law, (iii) prior to furnishing nonpublic information to, affording access to properties, books and records to or entering into discussions or negotiations with, such person, Company receives from such person an executed confidentiality


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
agreement with terms no less favorable to Company than those contained in the Advantage Confidentiality Agreement (including the standstill provisions) and
(iv) contemporaneous with furnishing any such information to such person or group, Company furnishes such information to Parent (to the extent such information has not been previously furnished by Company to Parent); provided, further, that nothing contained in this Agreement shall prevent the Company Board from complying with Rule 14e-2 or 14d-9 under the 1934 Act with regard to an Acquisition Proposal. Company will promptly (but in any event within 48 hours) notify (which notice shall be provided orally and in writing and shall identify the person making such Acquisition Proposal) Parent after receipt of any Acquisition Proposal or any amendment or change in any previously received Acquisition Proposal, or any request for nonpublic information relating to Company or any of its Subsidiaries or for access to the properties, books or records of Company or any of its Subsidiaries by any person that is considering making, or has made, an Acquisition Proposal, and shall promptly provide copies of any proposals, indications of interest, draft agreements and correspondence relating to such Acquisition Proposal. Company will, and will cause the other persons listed in the first sentence of this SECTION 5.4 to, immediately cease and cause to be terminated all discussions and negotiations, if any, that have taken place prior to the date hereof with any parties with respect to any Acquisition Proposal. Subject to compliance with their duties, as determined in good faith by the Company Board, and subject to the exceptions set forth in this
SECTION 5.4, the Company Board shall not authorize Company to waive any standstill or confidentiality provisions contained in agreements to which Company is a party or to which Company is subject. Without limiting the generality of the foregoing, the parties hereto understand and agree that any violation of the restrictions of this SECTION 5.4 by any executive officer, director, investment banker, consultant or other independent agent of Company or its Subsidiaries shall be deemed to be a breach of this SECTION 5.4 by Company.

         For purposes of this Agreement, "Acquisition Proposal" means any offer or proposal for, or any indication of interest in, (i) a merger or other business combination involving Company or any of its Subsidiaries, (ii) the acquisition of any equity interest in, or a substantial portion of the assets of, Company or any of its Subsidiaries, other than open market purchases of, or an offer for, a bona fide de minimus equity interest, or for an amount of assets not material to Company and its Subsidiaries taken as a whole, that Company has no reason to believe could lead to a change in control of Company or to the acquisition of a substantial portion of the assets of Company and its Subsidiaries or (iii) any similar transaction the effect of which would be reasonably likely to prohibit, restrict or delay consummation of the Merger. For purposes of this Agreement, "Superior Proposal" means any bona fide Acquisition Proposal on terms that the Company Board determines in its good faith judgment (after consultation with and taking into account the advice of a financial advisor and taking into account all the terms and conditions of the Acquisition Proposal, including any break-up fees, expense reimbursement provisions and conditions to and timing of consummation) are more favorable to Company's shareholders than this Agreement and the Merger taken as a whole, and for which financing, to the extent required, is then fully committed or reasonably determined to be available by the Company Board.

         SECTION 5.5 NOTICE OF CERTAIN EVENTS.

         (a) Company and Parent shall promptly notify each other of:

                  (i) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by this Agreement;

                  (ii) any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement;


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
                  (iii) any representation or warranty made by it contained in this Agreement (disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect or any similar standard or qualification) which becomes untrue or incorrect in any respect that individually or in the aggregate (when taken together with all other representations and warranties that are untrue or incorrect) has had or would have a Material Adverse Effect on the party giving such notice;

                  (iv) the failure by it to perform, or comply with, in any material respect any of its obligations, covenants, or agreements contained in this Agreement and such failure, either individually or in the aggregate, has had or would have a Material Adverse Effect on the party giving such notice; or

                  (v) Company obtaining knowledge of a material breach by Parent, or Parent obtaining knowledge of a material breach by Company, of their respective representations, warranties or covenants hereunder of which the breaching party has not already given notice pursuant to clauses (iii) or (iv) above.

         (b) Company shall promptly notify Parent of:

                  (i) any notice of, or other communications relating to, a default or event that, with notice or lapse of time or both, would become a default, received by it or any of its Subsidiaries subsequent to the date of this Agreement, under (1) any Material Company Agreement or (2) any other Company Agreement if any such defaults, individually or in the aggregate, have had or would have a Material Adverse Effect on Company; and

                  (ii) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting Company or any of its Subsidiaries which relate to the consummation of the transactions contemplated by this Agreement.

         (c) Parent shall promptly notify Company of:

                  (i) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting Advantage, Parent or any of their respective Subsidiaries which relate to the consummation of the transactions contemplated by this Agreement; and

                  (ii) any fact, occurrence or condition that has caused or would be reasonably likely to cause the Financing Letters to be terminated or ineffective or any of the conditions contained therein not to be met.

         (d) No notification under this SECTION 5.5 shall affect the representations, warranties or obligations of the parties or the conditions to the obligations of the parties hereunder, or limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         SECTION 5.6 REASONABLE BEST EFFORTS.

         (a) Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts in good faith to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable laws and regulations to consummate the Merger and the other transactions contemplated by this Agreement, including using reasonable best efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions to Closing to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Authorities and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authority, (iii) the obtaining of all necessary consents, approvals or waivers from third parties (provided that if obtaining any such consent, approval or waiver would require any action other than the payment of a nominal amount, such action shall be subject to the consent of Parent, not to be unreasonably withheld), (iv) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed and (v) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. Company shall give Parent the opportunity to participate, on an advisory basis, in the defense of any shareholder litigation against Company and/or its directors relating to the transactions contemplated by this Agreement. Subject to the terms and conditions of this Agreement, each party shall also refrain from taking, directly or indirectly, any action contrary or inconsistent with the provisions of this Agreement, including action that would impair such party's ability to consummate the Merger and the other transactions contemplated hereby.

         (b) In furtherance and not in limitation of the foregoing, each party hereto agrees to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act and any other applicable Antitrust Law with respect to the transactions contemplated hereby as promptly as practicable after the date hereof and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any other applicable Antitrust Law and to take all other actions reasonably necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act and any other applicable Antitrust Law as soon as practicable. For purposes of this Agreement, "Antitrust Law" means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other Federal, state and foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

         (c) Each of Parent and Company shall, in connection with the efforts referenced in SECTION 5.6(b) to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under the HSR Act or any other applicable Antitrust Law, use its reasonable best efforts to
(i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) keep the other party informed in all material respects of any material communication received by such party from, or given by such party to, the Federal Trade Commission (the "FTC"), the Antitrust Division of the Department of Justice (the "DOJ") or any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby; and (iii) unless prohibited by applicable law, permit the other party to review any material communication given by it to, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ or any such other Governmental Authority or, in connection with any proceeding by a private party, with any other person, and to the extent permitted by the FTC, the DOJ or such other applicable Governmental Authority or other person, give the other party the opportunity to attend and participate in such meetings and conferences.

         (d) Nothing in this Agreement shall require any of Parent and its Subsidiaries or Company and its Subsidiaries to sell, hold separate or otherwise dispose of or conduct any portion of their business in a specified manner, or agree to sell, hold separate or otherwise dispose of or conduct any portion of their business in a specified manner, or permit the sale, holding separate or other disposition of, any assets of Parent, Company or their respective Subsidiaries or the conduct of their business in a specified manner, whether as a condition to obtaining any approval from a Governmental Authority or any other person or for any other reason, if such sale, holding separate or other disposition or the conduct of their business in a specified manner would reasonably be expected to have a Material Adverse Effect on Parent and its Subsidiaries (including the Surviving Corporation and its Subsidiaries), taken together, after giving effect to the Merger.

         SECTION 5.7 COOPERATION. Without limiting the generality of SECTION 5.6, the parties shall together, or pursuant to an allocation of responsibility to be agreed between them, coordinate and cooperate (i) in connection with the preparation of the Company Proxy Statement, (ii) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement, and (iii) in seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith or with the Company Proxy Statement and seeking timely to obtain any such actions, consents, approvals or waivers.

         SECTION 5.8 PUBLIC ANNOUNCEMENTS. So long as this Agreement is in effect, the parties will consult with each other before issuing any press release or making any SEC filing or other public statement (including any broadly issued statement or announcement to employees) with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law, will not issue any such press release or make any such SEC filing or other public statement prior to such consultation and providing the other party with a reasonable opportunity to comment thereon.

         SECTION 5.9 FURTHER ASSURANCES. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

         SECTION 5.10 DIRECTOR AND OFFICER LIABILITY.

     (a) Parent agrees that at all times after the Effective Time, it shall, or shall cause the Surviving Corporation, its Subsidiaries and their respective successors to, indemnify (subject to the provisions of SECTION 5.10(d)) each person who is now, or has been at any time prior to the date hereof, an employee, agent, director or officer of Company or of any of its Subsidiaries, its successors and assigns (individually, an "Indemnified Party" and collectively, the "Indemnified Parties"), with respect to any claim, liability, loss, damage, judgment, fine, penalty, amount paid in settlement or compromise, cost or expense (including reasonable fees and expenses of legal counsel), against any Indemnified Party in his or her capacity as an employee, agent, officer or director of Company or its Subsidiaries, whenever asserted or claimed, based in whole or in part on, or arising in whole or in part out of, the transactions contemplated by this Agreement, whether commenced, asserted or claimed before or after the Effective Time, including liability arising under the 1933 Act, the 1934 Act or state law. Notwithstanding the foregoing, Parent shall not be required to indemnify any Indemnified Party for any liability or expense incurred by such Indemnified Party on account of activities which were at the time taken known or believed by such Indemnified Party to be clearly in conflict with the best interests of Company. Parent's and the Surviving Corporation's obligation under this SECTION 5.10(a) shall continue for a period of six years following the Effective Time; provided, however, that if any claim is asserted or any situation, proceeding or investigation commenced within such six-year period, all rights to indemnification with respect thereto shall continue until the final disposition thereof.

         (b) Parent shall, or shall cause the Surviving Corporation to, maintain in effect for not less than six years after the Effective Time the current policies of directors' and officers' liability insurance maintained by Company and its Subsidiaries on the date hereof (provided that Parent may substitute therefor policies with reputable and financially sound carriers having at least the same coverage and amounts thereof and containing terms and conditions which are no less advantageous in the aggregate to the persons currently covered by such policies as insured, except to the extent any provisions in such insurance are no longer generally available in the market) with respect to facts or circumstances occurring at or prior to the Effective Time; provided that if the aggregate annual premiums for such insurance during such six-year period shall exceed 250% of the per annum rate of the aggregate premium currently paid by Company and its Subsidiaries for such insurance on the date of this Agreement (which Company represents is no more than $80,000), then Parent shall cause the Surviving Corporation to, and the Surviving Corporation shall, obtain as much coverage as can reasonably be obtained at an annual premium equal to 250% of such rate; and provided further that notwithstanding the foregoing, Parent may satisfy its obligations under this SECTION 5.10(b) by purchasing a "tail" policy under Company's existing directors' and officers' insurance policy that (i) has an effective term of six years from the Effective Time, (ii) covers those persons who are currently covered, or will be covered on or prior to the Effective Time, by Company's directors' and officers' insurance policy in effect on the date hereof for actions and omissions occurring on or prior to the Effective Time and (iii) contains terms and conditions (including without limitation coverage amounts) that are at least as favorable in the aggregate as the terms and conditions of Company's directors' and officers' insurance policy in effect on the date hereof. Parent agrees to pay all expenses (including fees and expenses of counsel) that may be incurred by any Indemnified Party in successfully enforcing the indemnity or other obligations under this SECTION
5.10. The rights under this SECTION 5.10 are in addition to rights that an Indemnified Party may have under the articles of incorporation, bylaws, or other similar organizational documents of Company or any of its Subsidiaries or North Carolina law. The rights under this SECTION 5.10 shall survive consummation of the Merger and are expressly intended to benefit each Indemnified Party. Parent agrees to cause the Surviving Corporation and any of its Subsidiaries (or their successors) to maintain in effect, for a period of no less that the longer of
(i) six years following the Effective Time and (ii) the termination of any applicable statute of limitations for any possible claims or causes of actions against the Indemnified Parties, the provisions of the articles of incorporation and bylaws of Company existing on the date hereof providing for exculpation or indemnification of any Indemnified Parties (including with respect to facts or circumstances occurring at or prior to the Effective Time and the advancement of expenses incurred in the defense of any action or suit) to the fullest extent permitted by law, and during such period the articles of incorporation and bylaws of the Surviving Corporation shall not, unless required by applicable law, be amended or modified to reduce the rights of indemnity or exculpation afforded to the Indemnified Parties, or the ability of the Surviving Corporation to indemnify them, nor to hinder, delay or make more difficult the exercise of such rights of indemnity or exculpation or the ability to indemnify or exculpate.

         (c) Without limiting the rights of any Indemnified Party under SECTION 5.10(b), any Indemnified Party wishing to claim indemnification under SECTION 5.10(a) shall promptly notify the Surviving Corporation, upon learning of any such claim, action, suit, proceeding or investigation, but the failure to so notify shall not relieve Parent or the Surviving Corporation of any liability it may have to such Indemnified Party if such failure does not materially prejudice Parent or the Surviving Corporation. The Surviving Corporation may, at its own expense: (i) participate in the defense of any claim, suit, action or proceeding; or (ii) at any time during the course of any such claim, suit, action or proceeding, assume the defense thereof, unless the Indemnified Parties (or any of them) determine in good faith (after consultation with legal counsel) that there is, under applicable standards of professional conduct, a


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
conflict or any significant issue between the positions of Parent and any of such Indemnified Parties, provided that the Surviving Corporation's counsel shall be reasonably satisfactory to the Indemnified Parties. If the Surviving Corporation assumes such defense, the Indemnified Parties shall have the right (but not the obligation) to participate in the defense thereof and to employ counsel, at their own expense, separate from the counsel employed by the Surviving Corporation. Whether or not the Surviving Corporation chooses to assume the defense of any such claim, suit, action or proceeding, the Surviving Corporation and Parent shall cooperate in the defense thereof. If the Surviving Corporation fails to so assume the defense thereof, the Indemnified Parties may retain counsel reasonably satisfactory to the Surviving Corporation and the Surviving Corporation shall pay the reasonable fees and expenses of such counsel promptly after statements therefor are received, provided that each applicable Indemnified Party has executed an undertaking to repay such amounts if it is ultimately determined that such Indemnified Party is not entitled to be indemnified by Parent under SECTION 5.10(a). Neither Parent nor the Surviving Corporation shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Indemnified Parties as a group may retain only one law firm (in addition to local counsel) to represent them with respect to a single action unless any Indemnified Party determines in good faith (after consultation with legal counsel) that there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties.

         (d) The obligations of Parent and the Surviving Corporation under
SECTION 5.10(a) are subject to the conditions that each Indemnified Party shall comply with the reasonable requests of the Surviving Corporation and Parent in defending or settling any action for which indemnification is sought and that any Indemnified Party shall approve any proposed settlement of any such action if (i) such settlement involves no finding or admission of any liability (or any plea of nolo contendre by such Indemnified Party), and (ii) the sole relief provided in connection with such settlement is monetary damages that are paid in full by the Surviving Corporation or Parent.

         SECTION 5.11 OBLIGATIONS OF MERGER SUBSIDIARY. Advantage will take all actions necessary to cause Parent and Merger Subsidiary to perform, and Parent will take all action necessary to cause Merger Subsidiary to perform, their respective obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

         SECTION 5.12 ANTITAKEOVER STATUTES. If any Takeover Statute is or may become applicable to the Merger, each of Parent and Company shall take such actions as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of any Takeover Statute on the Merger.

         SECTION 5.13 EMPLOYEE BENEFITS. Following the Effective Time, Parent shall, or shall cause the Surviving Corporation to, (i) honor all obligations under employment or severance agreements of Company or its Subsidiaries and (ii) pay all benefits to the extent vested or which become vested in the ordinary course of business through the Effective Time under employee benefit plans, programs, policies and arrangements of Company or its Subsidiaries in accordance with the terms thereof.

         SECTION 5.14 INTEGRATION TEAM. Parent and Company shall, as soon as reasonably practicable after the signing of this Agreement, create a task force comprised of key employees of Parent and Company which shall review the policies and procedures of Parent and Company and make recommendations for the successful integration of the business of Company into the business of Parent.

                                   ARTICLE VI


                            CONDITIONS TO THE MERGER

         SECTION 6.1 CONDITIONS TO THE OBLIGATIONS OF EACH PARTY. The obligations of Company, Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction of the following conditions:

         (a) this Agreement and the transactions contemplated hereby shall have been approved and adopted by the shareholders of Company by the Company Requisite Vote;

         (b) any applicable waiting period under the HSR Act relating to the transactions contemplated by this Agreement shall have expired; and

         (c) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit or enjoin the consummation of the Merger.

         SECTION 6.2 CONDITIONS TO THE OBLIGATIONS OF PARENT AND MERGER SUBSIDIARY. The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction (or waiver by Parent) of the following further conditions:

         (a) Company shall have performed in all material respects all its obligations and complied in all material respects with all its covenants hereunder required to be performed or complied with by it at or prior to the Effective Time;

         (b) the representations and warranties of Company contained in this Agreement shall be true and correct in all respects at and as of the Effective Time, as if made at and as of such time (other than representations and warranties that address matters only as of a particular date, which shall be true and correct as of such date), with only such exceptions as, individually or in the aggregate, have not had and would not have a Material Adverse Effect on Company (it being understood that, for purposes of determining the accuracy of such representations and warranties, (i) all "Material Adverse Effect" and materiality qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded, and (ii) any update of or modification to the Company Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded);

         (c) no event, occurrence or development shall have occurred since the date of this Agreement and be continuing that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Company; and

         (d) Parent shall have received a certificate signed by the chief executive officer and chief financial officer of Company to the effect set forth in clauses (a), (b) and (c).

         SECTION 6.3 CONDITIONS TO THE OBLIGATIONS OF COMPANY. The obligations of Company to consummate the Merger are subject to the satisfaction (or waiver by Company) of the following further conditions:

         (a) Parent shall have performed in all material respects all of its obligations and complied in all material respects with all of its covenants hereunder required to be performed or complied with by it at or prior to the Effective Time;

         (b) the representations and warranties of Advantage and Parent contained in this Agreement shall be true and correct in all respects at and as of the Effective Time, as if made at and as of such time (other than representations and warranties that address matters only as of a particular date which shall be true and correct as of such date), with only such exceptions as, individually or in the aggregate, have not had and would not have a Material Adverse Effect on Advantage or Parent (it being understood that, for purposes of determining the accuracy of such representations and warranties, all "Material Adverse Effect" and materiality qualifications and other qualifications based on the word "material" or similar phrases contained in such representations and warranties shall be disregarded); and

         (c) Company shall have received a certificate signed by the chief executive officer and chief financial officer of Advantage and Parent to the effect set forth in clauses (a) and (b).

                                  ARTICLE VII


                                   TERMINATION

         SECTION 7.1 TERMINATION. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the shareholders of Company):

         (a) by mutual written consent of Company, Parent and Merger Subsidiary;

         (b) by either Company or Parent:

                  (i) if the Merger has not been consummated by June 30, 2001 (the "End Date"); or

                  (ii) if the Company Shareholder Approval shall not have been obtained by reason of the failure to obtain the Company Requisite Vote at a duly held meeting of shareholders or any adjournment thereof;

         (c) by either Company or Parent (so long as such party has complied in all material respects with its obligations under SECTION 5.6), if consummation of the Merger would be prohibited by any law or regulation or if any injunction, judgment, order or decree enjoining Company or Parent from consummating the Merger is entered and such injunction, judgment, order or decree shall become final and nonappealable;

         (d) by Company:

                  (i) if the Company Board shall have received an Acquisition Proposal which the Company Board has determined is a Superior Proposal; provided (1) Company shall have given Parent at least seventy-two hours' advance notice of any termination pursuant to this SECTION 7.1(d)(i), (2) during such seventy-two hour period Company shall, and shall cause its financial and legal advisors to, negotiate in good faith with Parent if Parent so requests to make such adjustments in the terms and conditions of this Agreement as would enable Company to proceed with the transactions contemplated hereby, and (3) if required, Company shall have made the payment referred to in SECTION 7.3(b) hereof; or

                  (ii) upon a breach of any representation, warranty, covenant or agreement of Parent, or if any representation or warranty of Advantage or Parent shall become untrue, in either case which breach or misrepresentation or warranty shall not have been cured within 30 days following written notice from Company such that the conditions set forth in SECTION 6.3(a) and 6.3(b) would be incapable of being satisfied by the End Date;

         (e) by Parent:

                  (i) (x) the Company Board shall have withdrawn, or modified or changed in a manner adverse to Parent, its approval or recommendation of this Agreement and the Merger or shall have recommended a Superior Proposal with a person other than Parent or its Subsidiaries, (y) Company shall have entered into a definitive agreement providing for a Superior Proposal with a person other than Parent or its Subsidiaries or (z) the Company Board shall have resolved to do any of the foregoing;

                  (ii) upon a breach of any representation, warranty, covenant or agreement of Company, or if any representation or warranty of Company shall become untrue, in either case which breach or misrepresentation or warranty shall not have been cured within a reasonable period of time following written notice from Parent such that the conditions set forth in SECTION 6.2(a) and 6.2(b) would be incapable of being satisfied by the End Date; or

                  (iii) upon a knowing, willful and material breach by any member of the Company Board or any of Company's financial or legal advisors of the provisions of SECTION 5.4, if such breach shall not have been cured within a reasonable period of time following written notice from Parent.

         The party desiring to terminate this Agreement pursuant to clauses (b),
(c), (d) or (e) of this SECTION 7.1 shall give written notice of such termination to the other party in accordance with SECTION 8.1, specifying the provision hereof pursuant to which such termination is effected.

         SECTION 7.2 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to SECTION 7.1, this Agreement shall become void and of no effect with no liability on the part of any party hereto, except that (a) the agreements contained in SECTION 7.2 and in SECTION 7.3 and the Advantage Confidentiality Agreement shall survive the termination hereof and (b) no such termination shall relieve any party of any liability or damages resulting from any willful material breach by that party of this Agreement. Notwithstanding anything else contained in this Agreement, (A) the right to terminate this Agreement under this SECTION 7.1 shall not be available to any party whose failure to fulfill its obligations or to comply with its covenants under this Agreement in all material respects has been the cause of, or resulted in, the failure to satisfy any condition to the obligations of either party hereunder, and (B) no party that is in material breach of its obligations hereunder shall be entitled to any payment of any amount from the other party pursuant to SECTION 7.3(b) or 7.3(c).

         SECTION 7.3 PAYMENTS.

         (a) Except as otherwise specified in this SECTION 7.3 or agreed in writing by the parties, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such cost or expense, except that each of Parent and Company shall bear and pay one-half of the filing fees under the HSR Act.

         (b) If at the time of termination of this Agreement none of Advantage, Parent or Merger Subsidiary is in material breach of its representations, warranties, covenants or agreements under this Agreement and:

                  (i) Company shall terminate this Agreement pursuant to SECTION 7.1(d)(i) hereof or Parent shall terminate this Agreement pursuant to
         SECTION 7.1(e)(i) hereof, or

                  (ii) (x) Company or Parent shall terminate this Agreement pursuant to SECTION 7.1(b)(ii) or Parent shall terminate this Agreement pursuant to SECTION 7.1(e)(ii) (provided that the breach or failure to perform by Company giving rise to Parent's right to terminate under
         SECTION 7.1(E)(II) shall be willful and material), (y) prior to such termination (but after the date of this Agreement), a bona fide Acquisition Proposal shall have been communicated in writing to the Company Board, publicly disclosed or made directly to Company's shareholders or any person shall have publicly announced or communicated in writing to the Company Board an intention (whether or not conditional) to make a bona fide Acquisition Proposal, and (z) within nine months of such termination Company enters into a definitive agreement with respect to an Acquisition Proposal or an Acquisition Proposal is consummated, then Company shall pay to Parent an amount equal to $3,500,000 (the "Termination Fee"), payable by wire transfer of immediately available funds, such payment to be made (A) in the case of a termination contemplated by clause (b)(i), no later than immediately prior to such termination (or within one (1) business day following such termination, if by Parent), and (B) in the case of a termination contemplated by clause (b)(ii), on the earlier of the date Company enters into a definitive agreement or an Acquisition Proposal is consummated. Simultaneously with the payment of the Termination Fee, Company shall reimburse Parent for all of its documented out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby (including documented fees and expenses of accountants, attorneys and financial advisors and commitment fees to lenders) up to an aggregate of $750,000 (the "Expenses"). Notwithstanding anything herein to the contrary, any amount paid by Company to Parent pursuant to SECTION 7.3(c) shall reduce, on a dollar-for-dollar basis, the aggregate amounts payable pursuant to this SECTION 7.3(b). Acceptance by Parent of such payments shall constitute conclusive evidence that this Agreement has been validly terminated and upon payment of such amounts Company shall be fully released and discharged from any liability or obligation resulting from or under this Agreement. Company acknowledges that the agreements contained in this
SECTION 7.3(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement. If Parent shall successfully bring an action to enforce its rights under this SECTION 7.3(b), Company shall reimburse Parent for its reasonable fees and expenses in connection therewith and shall pay Parent interest on the Termination Fee and Expenses from the date such amounts become payable to the date of payment at the prime rate in effect on the date the Termination Fee became payable as published in The Wall Street Journal.

         (c) If Parent shall terminate this Agreement pursuant to SECTION 7.1(e)(iii), then Company shall pay to Parent an amount equal to the Expenses and 50% of the Termination Fee (but in no event shall such amount in the aggregate be greater than $2,125,000), payable by wire transfer of immediately available funds no later than one business day following such termination. Acceptance by Parent of such payment shall constitute conclusive evidence that this Agreement has been validly terminated and upon payment of such amount Company shall be fully released and discharged from any liability or obligation resulting from or under this Agreement. Company acknowledges that the agreements contained in this SECTION 7.3(c) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement. If Parent shall successfully bring an action to enforce its right under this SECTION 7.3(c), Company shall reimburse Parent for its reasonable fees and expenses in connection therewith and shall pay Parent interest on the amount payable to Parent pursuant to the first sentence of this
SECTION 7.3(c) from the date such amount becomes payable to the date of payment at the prime rate in effect on the date such payment becomes payable as published by The Wall Street Journal.

                                  ARTICLE VIII


                                  MISCELLANEOUS

         SECTION 8.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given:

   if to Advantage or Parent, to:  Advantage Management Holdings Corp.
                                   KTC/AMG Holdings Corp.
                                   4895 Dressler Road North West
                                   Canton, Ohio 44718
                                   Telecopy:  (330) 491-1471
                                   Attention:  Dennis A. Nash
                                               President and Chief Executive
                                               Officer

   with a copy to (which shall
   not constitute notice):         Fulbright & Jaworski L.L.P.
                                   666 Fifth Avenue
                                   New York, New York  10103
                                   Telecopy:  212-318-3400
                                   Attention:  Paul Jacobs, Esq.

   if to Company, to:              Kenan Transport Company
                                   University Square - West
                                   143 W. Franklin Street
                                   Chapel Hill, North Carolina  27516-3910
                                   Telecopy:  (919) 929-5295
                                   Attention: Lee P. Shaffer
                                              President and Chief Executive
                                              Officer

   with a copy to: (which shall    Schell Bray Aycock Abel & Livingston P.L.L.C.
   not constitute notice)          Suite 1500 Renaissance Plaza
                                   230 North Elm Street
                                   Greensboro, North Carolina  27401
                                   Telecopy:  (336) 370-8830
                                   Attention:  Braxton Schell

   and to:                         Robinson, Bradshaw & Hinson, P.A.
                                   101 North Tryon Street, Suite 1900
                                   Charlotte, North Carolina  28246
                                   Telecopy:  (704) 378-4000
                                   Attention:  Russell M. Robinson, II
                                               David W. Dabbs

or such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this SECTION 8.1 and the appropriate telecopy confirmation is received or (b) if given by any other means, when delivered at the address specified in this SECTION 8.1. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

         SECTION 8.2 ENTIRE AGREEMENT; NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES; THIRD PARTY BENEFICIARIES.

         (a) This Agreement (including any exhibits hereto) and the Advantage Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to such subject matter. None of this Agreement, the Advantage Confidentiality Agreement or any provision hereof or thereof is intended to confer on any person other than the parties hereto or thereto any rights or remedies (except that ARTICLES I and II and SECTIONS 5.10 and 5.13 are intended to confer rights and remedies on the persons specified therein).

         (b) The representations and warranties of Company and Parent contained herein or in any schedule, instrument or other writing delivered pursuant hereto shall not survive the Effective Time.

         SECTION 8.3 AMENDMENTS; NO WAIVERS.

         (a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Company and Parent or, in the case of a waiver, by the party against whom the waiver is to be effective; provided that after the adoption of this Agreement and the Plan of Merger by the shareholders of Company, there shall be made no amendment that by law requires further approval by shareholders without the further approval of such shareholders.

         (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 8.4 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other parties hereto.

         SECTION 8.5 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the law of the State of North Carolina (without regard to principles of conflict of laws).

         SECTION 8.6 JURISDICTION. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated by this Agreement shall be brought against any of the parties in any federal court located in the State of North Carolina, or any North Carolina state court located in Orange County, and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the State of North Carolina. Without limiting the generality of the foregoing, each party hereto agrees that service of process upon such party at the address referred to in SECTION 8.1, together with written notice of such service to such party, shall be deemed effective service of process upon such party.

     SECTION 8.7 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL

PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 8.8 COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         SECTION 8.9 INTERPRETATION. When a reference is made in this Agreement to a Section or Company Disclosure Schedule, such reference shall be to a Section of this Agreement or to the Company Disclosure Schedule as applicable, unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to mean January 25, 2001. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement. Notwithstanding anything in this Agreement to the contrary, the parties acknowledge and agree (a) that subclause (i) of SECTION 3.10(l) shall not be construed to establish any standard of materiality and (b) that the occurrence of any event described in such SECTION 3.10(l)(i) shall not necessarily, in and of itself, constitute a Material Adverse Effect.

         SECTION 8.10 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term, provision, covenant or restriction of this Agreement is invalid, void, unenforceable or against regulatory policy, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         SECTION 8.11 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in the State of North Carolina or any North Carolina state court, in addition to any other remedy to which they are entitled at law or in equity.

         SECTION 8.12 JOINT AND SEVERAL LIABILITY. Advantage, Parent and Merger Subsidiary hereby agree that they will be jointly and severally liable for all covenants, agreements, obligations and representations and warranties made by any of them in this Agreement.



            [The remainder of this page is left blank intentionally]

         IN WITNESS WHEREOF, the parties have hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                              ADVANTAGE MANAGEMENT HOLDINGS CORP.


                              By:   /s/Dennis A. Nash
                                    --------------------------------------------
                                    Name:  Dennis A. Nash
                                           -------------------------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------



                              KTC/AMG HOLDINGS CORP.


                              By:   /s/Dennis A. Nash
                                    --------------------------------------------
                                    Name:  Dennis A. Nash
                                           -------------------------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------



                              KENAN TRANSPORT COMPANY


                              By:   /s/Lee P. Shaffer
                                    --------------------------------------------
                                    Name:  Lee P. Shaffer
                                           -------------------------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------



                              KTC ACQUISITION CORP.


                              By:   /s/Dennis A. Nash
                                    --------------------------------------------
                                    Name:  Dennis A. Nash
                                           -------------------------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------

                                    EXHIBIT B

                                 PLAN OF MERGER


A.       Corporations Participating in Merger.

         KTC ACQUISITION CORP., a North Carolina corporation (the "Merging Corporation"), shall merge (the "Merger") into KENAN TRANSPORT COMPANY, a North Carolina corporation (the "Company"), which shall be the surviving corporation (the "Surviving Corporation").

B.       Merger.

         The Merger shall be effected pursuant to the terms and conditions of this Plan of Merger (the "Plan") and the Agreement and Plan of Merger, dated as of January 25, 2001, among ADVANTAGE MANAGEMENT HOLDINGS CORP., a Delaware corporation, KTC/AMG HOLDINGS CORP., a Delaware corporation ("Parent Corporation"), the Merging Corporation and the Company (the "Merger Agreement"). At the Effective Time (as defined below), the corporate existence of the Merging Corporation shall cease, and the corporate existence of the Surviving Corporation shall continue. The time when the Merger becomes effective is referred to herein as the "Effective Time."

C.       Conversion and Exchange of Shares.

         As of the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of the Parent Corporation, the Merging Corporation or the Company:

         1. Company Common Stock. Each share of common stock, no par value, of the Company ("Company Common Stock") issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock held directly by the Parent Corporation and the Merging Corporation), automatically shall be converted into the right to receive $35 in cash without interest (the "Merger Consideration").

         2. Cancellation of Certain Shares. Each share of Company Common Stock held directly by the Parent Corporation and the Merging Corporation immediately prior to the Effective Time shall be cancelled and extinguished, and no consideration shall be delivered therefor.

         3. Merging Corporation Common Stock. Each share of common stock, no par value, of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall automatically be converted into one validly issued, fully paid and nonassessable share of common stock, no par value, of the Surviving Corporation.

D.       Exchange Procedures.

         Promptly after the Effective Time, the Parent Corporation shall cause ___________________, as payment agent under the Merger Agreement (the "Payment Agent"), to mail to each holder of record as of the Effective Time of a certificate or certificates (the "Certificates") that immediately prior to the Effective Time represented outstanding shares of Company Common Stock which were converted into the right to receive the Merger Consideration (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon delivery of the Certificates to the Payment Agent and shall be in such form and have such provisions as the Parent Corporation shall reasonably specify) and (ii) instructions for effecting the exchange of the Certificates for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Payment Agent or to such other agent or agents as may be appointed by the Parent Corporation, together with such letter of transmittal duly completed and validly executed in accordance with the instructions thereto and such other documents as may reasonably be required, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration in accordance with the Merger Agreement, and the Certificate so surrendered shall forthwith be cancelled. Until so surrendered, each outstanding Certificate will be deemed from and after the Effective Time, for all corporate purposes, to evidence only the right to receive the Merger Consideration. No interest shall be paid or accrued on any amount payable upon surrender of any Certificate. If any portion of the Merger Consideration is to be paid to a person other than the person in whose name the surrendered Certificate is registered, it shall be a condition to such payment that the Certificate so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such payment shall pay to the Payment Agent any transfer or similar taxes required as a result of such payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the Payment Agent that such tax has been paid or is not payable. Any Merger Consideration made available to the Payment Agent pursuant to the Merger Agreement which remains undistributed for six months after the Effective Time shall be returned by the Payment Agent to the Surviving Corporation, which shall thereafter act as Payment Agent, and thereafter any holder of unsurrendered Certificates shall look as a general creditor only to the Parent Corporation and the Surviving Corporation for payment of any funds to which such holder may be due, subject to applicable law.

E.       No Further Ownership Rights in Company Common Stock.

         The Merger Consideration paid in exchange of shares of Company Common Stock in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Plan.

F.       Abandonment.

         After approval of this Plan by the shareholders of the Merging Corporation and the Surviving Corporation, and at any time prior to the Effective Time, the board of directors of the Company may abandon the Merger.

                                                                      APPENDIX B




                    [FIRST UNION SECURITIES, INC. LETTERHEAD]





                                January 25, 2001


Special Committee of the Board of Directors
Kenan Transport Company
University Square - West
143 W. Franklin Street
Chapel Hill, North Carolina  27516-3910

Dear Members of the Special Committee:

         You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of Kenan Transport Company ("Kenan"), of the consideration to be received by such shareholders pursuant to the terms of the Agreement and Plan of Merger, dated as of January 25, 2001 (the "Agreement"), among Kenan, Advantage Management Holdings Corp. ("Advantage"), KTC/AMG Holdings Corp., and KTC Acquisition Corp. Pursuant to the Agreement, the shareholders of Kenan will receive $35.00 net in cash for each share of Kenan Common Stock, no par value. For purposes of this opinion, the "Transaction" means the proposed acquisition of 100% of the outstanding shares of Kenan Common Stock by Advantage, the terms of which are more fully set forth in the Agreement.

In arriving at our opinion, we have, among other things:

         - Reviewed the Agreement, including the financial terms of the Transaction;

         - Reviewed certain historical business, financial, and other information regarding Kenan that was publicly available or furnished to us by members of Kenan management;

         - Reviewed certain financial forecasts and other data provided to us by members of Kenan management relating to its business;

         - Conducted discussions with members of Kenan management with respect to its business, financial, and other information, including its business prospects and financial forecasts, and the effects of the Transaction;

         - Reviewed the current and historical market prices of Kenan Common Stock;

         - Compared the financial position and operating results of Kenan with those of publicly traded companies we deemed relevant;

         - Compared the financial terms of the Transaction with certain of the financial terms of other similar transactions we deemed relevant; and

         - Conducted such other financial studies, analyses, and investigations as we deemed appropriate.

         In connection with our review, we have relied upon the accuracy and completeness of the foregoing financial and other information, and we have not assumed any responsibility for any independent verification of such information. With respect to Kenan's financial projections, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgments of Kenan's management as to the expected future financial performance of Kenan. We have discussed Kenan's financial projections with management of Kenan, but we assume no responsibility for and express no view as to Kenan's financial projections or the assumptions upon which they are based. In arriving at our opinion, we have not conducted any physical inspection of the properties or facilities of Kenan and have not made or been provided with any evaluations or appraisals of the assets or liabilities of Kenan.

         In rendering our opinion, we have assumed that the Transaction will be consummated on the terms described in the Agreement that we reviewed, without any waiver of any material terms or conditions. Our opinion is necessarily based on economic, market, financial, and other conditions and the information made available to us as of the date hereof. Although subsequent developments may affect this opinion, we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion does not address the relative merits of the Transaction and the other business strategies considered by Kenan's Board of Directors, nor does it address the Board of Directors' decision to proceed with the Transaction.

         First Union Securities, Inc. is a subsidiary and affiliate of First Union Corporation. We have been engaged to render financial advisory services to Kenan in connection with the Transaction and will receive a fee for such services which include the delivery of this opinion. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of Kenan for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. We or our affiliates have in the past provided investment banking and financial advisory services to Kenan unrelated to the proposed Transaction, for which services we have received compensation.

         It is understood that this letter is solely for the information and use of the Special Committee and the Board of Directors of Kenan in connection with the Transaction and shall not confer any rights or remedies upon the shareholders of Kenan or any other person or be used or relied upon for any other purpose. This letter does not constitute a recommendation to any shareholder of Kenan as to how such shareholder should vote on the Transaction. This opinion may not be summarized, excerpted from or otherwise publicly referred to without prior written consent, except that this opinion may be reproduced in full in any proxy or information statement mailed or provided to the shareholders of Kenan in connection with the Transaction.

         Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the consideration to be received by the shareholders of Kenan in the Transaction is fair, from a financial point of view.

                                         Sincerely,

                                         FIRST UNION SECURITIES, INC.

     PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING TO BE
                             HELD ON APRIL __, 2001

         The undersigned hereby appoints THOMAS S. KENAN, III and PAUL J. RIZZO, and each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote, as designated on the reverse side, all shares of the Common Stock, no par value, of the undersigned in Kenan Transport Company ("Kenan") at the Special Meeting of Shareholders to be held on April __, 2001, and at any adjournment thereof. THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" THE MERGER DESCRIBED BELOW. THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE MERGER.

         1. PROPOSAL TO ADOPT AND APPROVE THE PLAN OF MERGER attached as Exhibit B to the Agreement and Plan of Merger, dated as of January 25, 2001, between Advantage Management Holdings Corp., KTC/AMG Holdings Corp., Kenan Transport Company and KTC Acquisition Corp. Under the Plan of Merger, KTC Acquisition Corp. will merge with and into Kenan, and each Kenan shareholder (other than KTC/AMG Holdings Corp. and KTC Acquisition Corp.) will become entitled to receive $35 in cash for each outstanding share of Kenan common stock.

                [ ]  FOR       [ ]   AGAINST       [ ]   ABSTAIN

         2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, except that if this proxy is marked AGAINST Proposal 1 this proxy will be voted AGAINST any proposal to adjourn the Special Meeting of Shareholders to permit Kenan more time to solicit proxies.

         Receipt of the Notice of Special Meeting of Shareholders and accompanying Proxy Statement is hereby acknowledged.

         PLEASE DATE AND SIGN EXACTLY AS PRINTED BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         Dated:  _____________________, 2001.


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                                              (When signing as attorney,
                                              executor, administrator, trustee,
                                              guardian, etc., give title as
                                              such. If joint account, each joint
                                              owner should sign.)